File No. 333-34844
Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [_]

 Post-Effective Amendment No. 53  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 55  [X]

(Check appropriate box or boxes.)

BNY MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

John Pak, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

and

Donald W. Smith, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

 _____ immediately upon filing pursuant to paragraph (b)

 __x__ on December 31, 2014 pursuant to paragraph (b)

 _____ 60 days after filing pursuant to paragraph (a)(1)

 _____ on (Date) pursuant to paragraph (a)(1)

 _____ 75 days after filing pursuant to paragraph (a)(2)

 _____ on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The BNY Mellon Funds

Funds	Ticker Symbols
	Class M shares	Investor shares
BNY Mellon Large Cap Stock Fund	MPLCX	MILCX
BNY Mellon Large Cap Market Opportunities Fund	MMOMX	MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	MTSMX	MTSIX
BNY Mellon Income Stock Fund	MPISX	MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	MPMCX	MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon Focused Equity Opportunities Fund	MFOMX	MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	MMCMX	MMCIX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon International Appreciation Fund	MPPMX	MARIX
BNY Mellon International Equity Income Fund	MLIMX	MLIIX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Intermediate Bond Fund	MPIBX	MIIDX
BNY Mellon Corporate Bond Fund	BYMMX	BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	MPSUX	MISTX
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	MINMX
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	MPPIX	MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	MNYMX	MNYIX
BNY Mellon Municipal Opportunities Fund	MOTMX	MOTIX
BNY Mellon Asset Allocation Fund	MPBLX	MIBLX
BNY Mellon Money Market Fund	MLMXX	MLOXX
BNY Mellon National Municipal Money Market Fund	MOMXX	MNTXX

P R O S P E C T U S December 31, 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details

Shareholder Guide

Buying, Selling and Exchanging Shares	176
General Policies	180
Distributions and Taxes	183
Financial Highlights	185
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares in this prospectus.

Fund Summary

BNY Mellon Large Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	0.81%	1.06%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$83	$259	$450	$1,002
Investor	$108	$337	$585	$1,294

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 142.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund's portfolio. The portfolio managers construct the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on October 21, 2013. Prior to that date, the investment adviser selected securities for the fund using a proprietary computer model, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund's performance for the periods shown in the bar chart and table reflects the fund's prior investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 18.04% Worst Quarter Q4, 2008: -22.75%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 9.85%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	27.41%	15.91%	5.94%
Class M returns after taxes on distributions	12.98%	12.86%	4.16%
Class M returns after taxes on distributions and sale of fund shares	24.73%	12.69%	4.54%
Investor returns before taxes	27.15%	15.64%	5.69%
S&P 500 reflects no deduction for fees, expenses or taxes	32.37%	17.93%	7.40%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

William S. Cazalet, CAIA, Warren Chiang, CFA and Ronald P. Gala, CFA are the fund's primary portfolio managers. Mr. Cazalet has held that position since December 2014 and Messrs. Chiang and Gala have held that position since October 2013. Mr. Cazalet is a managing director and global investment strategist at Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Messrs. Cazalet, Chiang and Gala also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Large Cap Market Opportunities Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.42%	0.42%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.06%	0.06%
Other expenses of the fund	0.05%	0.08%
Acquired fund fees and expenses**	0.40%	0.40%
Total annual fund operating expenses	0.93%	1.21%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$95	$296	$515	$1,143
Investor	$123	$384	$665	$1,466

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26.42% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	28%	0% to 50%
U.S. Large Cap Equity Strategy	18%	0% to 50%
Dynamic Large Cap Value Strategy	18%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	22%	0% to 50%
Income Stock Strategy	14%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum. The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fundâ€²s portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs). The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the ADRs with respect to the deposited securities or to distribute shareholder communications received from the issuer of the deposited security.

As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 13.80% Worst Quarter Q3, 2011: -17.62%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 5.38%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (7/30/10)
Class M returns before taxes	32.20%	15.87%
Class M returns after taxes on distributions	29.73%	15.16%
Class M returns after taxes on distributions and sale of fund shares	20.16%	13.53%
Investor returns before taxes	31.89%	15.89%
S&P 500 reflects no deduction for fees, expenses or taxes	32.37%	18.88%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy.

Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since September 2011. He is a senior investment strategist and vice president of BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Irene D. O'Neill is the primary portfolio manager responsible for the Focused Equity Strategy and the Large Cap Growth Strategy, a position she has held since the fund's inception in July 2010, and the Large Cap Dividend Strategy, a position she has held since March 2012. Ms. O'Neill is a managing director and senior portfolio manager of The Bank of New York Mellon. She also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception in July 2010 by Walter Scott's Investment Management Group (IMG). The members of the IMG with the most significant responsibility for the day-to-day management of the portion of the fund's assets allocated to the strategy are Jane Henderson, the managing director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the executive chairman of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception in July 2010. Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception in July 2010 by members of the Core Research Team of TBCAM, each of whom also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation. The team members primarily responsible for the day-to-day management of the portion of the fund's assets allocated to the strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the Core Research Team of TBCAM, and Barry Mills, an analyst on the Core Research Team of TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.08%	0.08%
Other expenses of the fund	0.03%	0.04%
Acquired fund fees and expenses**	0.29%	0.29%
Total annual fund operating expenses	0.90%	1.16%

*The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$92	$287	$498	$1,108
Investor	$118	$368	$638	$1,409

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 13.01% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Tax-Sensitive Strategy	40%	20% to 60%
Large Cap Core Strategy	0%	0% to 30%
Focused Equity Strategy	14%	0% to 30%
U.S. Large Cap Equity Strategy	8%	0% to 30%
Dynamic Large Cap Value Strategy	12%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	14%	0% to 30%
Income Stock Strategy	12%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the portfolio manager monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with bottom-up, fundamental research to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum. The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (ADRs). The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the ADRs with respect to the deposited securities or to distribute shareholder communications received from the issuer of the deposited security. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 13.40% Worst Quarter Q3, 2011: -16.57%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 6.32%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (7/30/10)
Class M returns before taxes	30.90%	16.45%
Class M returns after taxes on distributions	28.94%	15.84%
Class M returns after taxes on distributions and sale of fund shares	17.95%	13.99%
Investor returns before taxes	33.57%	16.38%
S&P 500 reflects no deduction for fees, expenses or taxes	32.37%	18.88%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy.

Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since September 2011. He is a senior investment strategist and vice president of BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy, a position he has held since the fund's inception in July 2010. Mr. Murphy is a managing director, tax-managed equity, of The Bank of New York Mellon. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Irene D. O'Neill is the primary portfolio manager responsible for the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy, positions she has held since the fund's inception in July 2010, and the Large Cap Dividend Strategy, a position she has held since March 2012. Ms. O'Neill is a managing director and senior portfolio manager of The Bank of New York Mellon. She also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception in July 2010 by Walter Scott's Investment Management Group (IMG). The members of the IMG with the most significant responsibility for the day-to-day management of the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy are Jane Henderson, the managing director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the executive chairman of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception in July 2010. Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception in July 2010 by members of the Core Research Team of TBCAM, each of whom also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation. The team members primarily responsible for managing the portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the Core Research Team of TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Income Stock Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.05%
Total annual fund operating expenses	0.80%	1.07%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$82	$255	$444	$990
Investor	$109	$340	$590	$1,306

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57.74% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), but allocations may differ from those of the Dow Jones Index. The fund invests primarily in common stocks but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities in the Dow Jones U.S. IndexSM, a broad-based index that is representative of the total U.S. equity market.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 7.98%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	34.24%	17.57%	7.74%
Class M returns after taxes on distributions	32.09%	16.80%	6.46%
Class M returns after taxes on distributions and sale of fund shares	20.40%	15.18%	6.36%
Investor returns before taxes	33.96%	17.27%	7.46%
Dow Jones Index reflects no deduction for fees, expenses or taxes	29.06%	16.16%	7.33%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John C. Bailer is the fund's primary portfolio manager, a position he has held since December 2011. Mr. Bailer is a chartered financial analyst, managing director and senior portfolio manager of the U.S. dividend-oriented High Dividend Income and Equity Income strategies of The Boston Company Asset Management, LLC, an affiliate of The Dreyfus Corporation. Mr. Bailer also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.90%	1.15%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$92	$287	$498	$1,108
Investor	$117	$365	$633	$1,398

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 53.63% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. As of November 30, 2014, the market capitalization of the largest company in the Russell Midcap Index was approximately $36.45 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $13.00 billion and $6.33 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and sub-investment advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	20%	0% to 30%
Mid Cap Growth Strategy	20%	0% to 30%
Boston Partners Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	10%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of The Boston Company Asset Management, LLC (TBCAM), an affiliate of the fund's investment adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-investment advisers, namely, Robeco Investment Management, Inc., doing business as Boston Partners (Boston Partners), and Geneva Capital Management LLC (Geneva), respectively.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Boston Partners is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.

Geneva is the fund's sub-investment adviser responsible for the portion of the fund’s assets allocated to the Geneva Mid Cap Growth Strategy. Geneva seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, Geneva emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. Geneva also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, non-U.S. based, or do not have earnings.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap® Index, an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap Value Index and the Russell Midcap Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests. These indices also are unmanaged indices that are designed to measure the performance of the mid cap segment of the U.S. stock market.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 17.89% Worst Quarter Q4, 2008: -24.86%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 3.66%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	36.34%	18.99%	9.37%
Class M returns after taxes on distributions	33.94%	18.08%	8.04%
Class M returns after taxes on distributions and sale of fund shares	21.09%	16.40%	7.80%
Investor returns before taxes	35.89%	18.70%	9.09%
Russell Midcap Index reflects no deduction for fees, expenses or taxes	34.76%	22.36%	10.22%
Russell Midcap Value Index reflects no deduction for fees, expenses or taxes	33.46%	21.16%	10.25%
Russell Midcap Growth Index reflects no deduction for fees, expenses or taxes	35.74%	23.37%	9.77%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged Boston Partners and Geneva to serve as the fund's sub-investment advisers responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively.

Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since August 2012. He is a senior investment strategist and vice president of BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy, a position he has held since August 2012. Mr. Murphy is a managing director, tax-managed equity, of The Bank of New York Mellon and also is an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Mid Cap Value Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at TBCAM. Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Mid Cap Growth Strategy have been made by Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, since May 2013 and August 2012, respectively. Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Mr. Zeuthen is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield and Zeuthen also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Boston Partners Mid Cap Value Strategy have been made since August 2012 by Steven L. Pollack, CFA and Joseph F. Feeney, Jr., CFA. Mr. Pollack is a senior portfolio manager at Boston Partners. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Boston Partners.

Investment decisions for the Geneva Mid Cap Growth Strategy have been made since March 2013 by William A. Priebe, CFA, Amy S. Croen, CFA, Michelle J. Picard, CFA and William Scott Priebe. Mr. William A. Priebe and Ms. Croen are managing directors and portfolio managers at Geneva, which they co-founded. Ms. Picard is managing director and portfolio manager at Geneva. Mr. William Scott Priebe is managing director and portfolio manager at Geneva. Each member of the Geneva investment team is responsible for both research and portfolio management functions.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	1.03%	1.28%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$105	$328	$569	$1,259
Investor	$130	$406	$702	$1,545

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 92.86% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2014, the market capitalization of the largest company in the Russell 2000 Index was approximately $6.84 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.88 billion and $702 million, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000® Index, an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000 Value Index and the Russell 2000 Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests. These indices also are unmanaged indices that are designed to measure the performance of the small cap segment of the U.S. stock market.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy—selecting stocks of small-capitalization domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q4, 2010: 17.08% Worst Quarter Q3, 2011: -25.26%
The year-to-date total return of the fund's Class M shares as of September 30, 2014 was -6.17%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	44.13%	17.19%	7.16%
Class M returns after taxes on distributions	44.13%	16.95%	6.14%
Class M returns after taxes on distributions and sale of fund shares	24.98%	15.03%	5.88%
Investor returns before taxes	43.76%	16.88%	6.96%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	38.82%	20.08%	9.07%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	34.52%	17.64%	8.61%
Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	43.30%	22.58%	9.41%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since August 2012; he is a senior investment strategist and vice president of BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Small Cap Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at TBCAM. Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Value Strategy have been made since August 2012 by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA. Mr. Corrado is a senior managing director and portfolio manager at TBCAM. Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM. Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM. Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Growth Strategy have been made by Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA since May 2013. Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Mr. Zeuthen is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield and Zeuthen also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Focused Equity Opportunities Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.70%	0.70%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.85%	1.11%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$87	$271	$471	$1,049
Investor	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio manager adjusts exposure limits as necessary.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's 500® Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q1, 2012: 17.90% Worst Quarter Q3, 2011: -21.31%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 8.50%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (9/30/09)
Class M returns before taxes	34.35%	14.79%
Class M returns after taxes on distributions	31.79%	14.20%
Class M returns after taxes on distributions and sale of fund shares	21.43%	12.70%
Investor returns before taxes	33.99%	14.53%
S&P 500 reflects no deduction for fees, expenses or taxes	32.37%	16.49%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Irene D. O'Neill is the fund's primary portfolio manager, a position she has held since the fund's inception in September 2009. Ms. O'Neill is a managing director and senior portfolio manager of The Bank of New York Mellon. Ms. O'Neill also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.05%
Total annual fund operating expenses	0.91%	1.17%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$93	$290	$504	$1,120
Investor	$119	$372	$644	$1,420

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 144.87% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index. This corresponds to companies with market capitalizations as of November 30, 2014 of between approximately $3.38 million and $36.45 billion. As of November 30, 2014, the weighted average market capitalizations of the Russell 2000 Index and the Russell Midcap Index were approximately $1.88 billion and $13.00 billion, respectively, and the median market capitalizations of the Russell 2000 Index and the Russell Midcap Index were approximately $702 million and $6.33 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small/Mid Cap Strategy	40%	0% to 50%
Small/Mid Cap Value Strategy	30%	0% to 40%
Small/Mid Cap Growth Strategy	30%	0% to 40%

The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

The portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy normally is invested primarily in equity securities of small cap and mid cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

The portion of the fund's assets allocated to the Small/Mid Cap Value Strategy normally is invested primarily in equity securities of small cap and mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small/Mid Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy normally is invested primarily in equity securities of small cap and mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap and mid cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small/Mid Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2500 TM Index, an unmanaged index designed to measure the performance of small cap to mid cap U.S. stocks. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2500 Value Index and the Russell 2500 Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests. These indices also are unmanaged indices that are designed to measure the performance of small cap to mid cap U.S. stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012 and April 28, 2014. From August 20, 2012 to April 28, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund's performance for the periods from August 20, 2012 through April 27, 2014 and prior to August 20, 2012 shown in the bar chart and table reflects the fund's investment strategy in effect during those periods.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2010: 18.37% Worst Quarter Q3, 2011: -24.85%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 1.44%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (9/30/09)
Class M returns before taxes	31.60%	14.45%
Class M returns after taxes on distributions	29.69%	13.77%
Class M returns after taxes on distributions and sale of fund shares	19.38%	12.32%
Investor returns before taxes	31.26%	14.12%
Russell 2500 Index reflects no deduction for fees, expenses or taxes	36.80%	18.98%
Russell 2500 Value Index reflects no deduction for fees, expenses or taxes	33.32%	17.80%
Russell 2500 Growth Index reflects no deduction for fees, expenses or taxes	40.65%	20.22%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since April 2014; he is a senior investment strategist and vice president of BNY Mellon Wealth Management. He also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Small/Mid Cap Strategy have been made since April 2014 by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd and Dale Dutile. Mr. Daglio is a senior managing director and portfolio manager at TBCAM. Messrs. Boyd and Dutile are each equity research analysts and portfolio managers at TBCAM. Messrs. Daglio, Boyd and Dutile also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Small/Mid Cap Value Strategy have been made since April 2014 by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA. Mr. Corrado is a senior managing director and portfolio manager at TBCAM. Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM. Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM. Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Investment decisions for the Small/Mid Cap Growth Strategy have been made since April 2014 by Todd W. Wakefield, CFA and Robert C. Zeuthen, CFA. Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Mr. Zeuthen is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM. Messrs. Wakefield and Zeuthen also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon

Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	1.03%	1.28%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$105	$328	$569	$1,259
Investor	$130	$406	$702	$1,545

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 92.94% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States.

The fund may invest in companies of any size. The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE® Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 23.73% Worst Quarter Q3, 2011: -21.38%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was -1.36%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	26.47%	11.42%	5.81%
Class M returns after taxes on distributions	26.18%	11.22%	4.92%
Class M returns after taxes on distributions and sale of fund shares	15.56%	10.12%	5.04%
Investor returns before taxes	26.00%	11.14%	5.50%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	22.78%	12.44%	6.91%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

D. Kirk Henry, Clifford A. Smith, Sean P. Fitzgibbon and Mark A. Bogar are the fund's primary portfolio managers. Mr. Henry has held that position since September 2002, Messrs. Fitzgibbon and Bogar have held that position since January 2010 and Mr. Smith has held that position since March 2013. Mr. Henry is a senior managing director and international equity portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Smith is a senior managing director and international value portfolio manager of TBCAM. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM. Mr. Bogar is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM. Messrs. Henry, Smith, Fitzgibbon and Bogar also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15%	1.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.15%	0.15%
Total annual fund operating expenses	1.42%	1.67%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$145	$449	$776	$1,702
Investor	$170	$526	$907	$1,976

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 70.89% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index, an unmanaged index designed to measure the performance of stocks in emerging market countries in Europe, Latin America and the Pacific Basin open to non-local investors.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 34.49% Worst Quarter Q4, 2008: -26.01%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 1.61%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(1.98)%	12.82%	9.65%
Class M returns after taxes on distributions	(1.98)%	12.82%	7.57%
Class M returns after taxes on distributions and sale of fund shares	(0.67)%	11.51%	8.10%
Investor returns before taxes	(2.25)%	12.54%	9.38%
MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes	(2.60)%	14.79%	11.17%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

D. Kirk Henry and Sean P. Fitzgibbon and Jay Malikowski are the fund's primary portfolio managers, positions they have held since October 2000 and January 2010, respectively. Mr. Henry is a senior managing director and international equity portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM. Mr. Malikowski is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM. Messrs. Henry, Fitzgibbon and Malikowski also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Appreciation Fund
Investment Objective

The fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.19%	0.19%
Total annual fund operating expenses	0.81%	1.06%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$83	$259	$450	$1,002
Investor	$108	$337	$585	$1,294

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4.41% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and, under normal circumstances, the fund will invest in at least 10 different countries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Depositary receipts risk. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the DRs with respect to the underlying securities or to distribute shareholder communications received from the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton International Equity Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These performance figures are compared to those of the MSCI EAFE® Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q2, 2009: 25.00% Worst Quarter Q3, 2011: -21.21%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was -2.26%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M* returns before taxes	20.48%	11.07%	5.97%
Class M* returns after taxes on distributions	20.08%	10.85%	5.55%
Class M* returns after taxes on distributions and sale of fund shares	12.24%	9.84%	5.14%
Investor** returns before taxes	20.25%	10.79%	5.71%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	22.78%	12.44%	6.91%
*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008. **Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Richard A. Brown, Thomas J. Durante and Karen Q. Wong are the fund's primary portfolio managers, positions they have held since July 2009. Each is a portfolio manager at Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation. Messrs. Brown and Durante and Ms. Wong also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Equity Income Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.11%	0.14%
Total annual fund operating expenses	1.08%	1.36%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$110	$343	$595	$1,317
Investor	$138	$431	$745	$1,635

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 83.07% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S., an unmanaged index that measures the equity market performance of developed and emerging market countries, excluding the United States.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US), an unmanaged index of equity market performance of developed and emerging market countries, excluding the United States.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q3, 2013: 8.99% Worst Quarter Q2, 2012: -7.89%
The year-to-date total return of the fund's Class M shares as of September 30, 2014 was -1.01%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (12/15/11)
Class M returns before taxes	7.67%	12.13%
Class M returns after taxes on distributions	6.93%	11.46%
Class M returns after taxes on distributions and sale of fund shares	5.37%	10.35%
Investor returns before taxes	7.33%	11.80%
MSCI ACWI Ex-US reflects no deduction for fees, expenses or taxes	15.29%	14.75%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. The team members are C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom is a portfolio manager of the fund. The team has managed the fund since December 2011. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Each member of the team is also an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 43.62% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages the fund's bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays U.S. Aggregate Bond Index, an unmanaged, market-weighted index designed to measure the performance of the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q4, 2008: 4.63% Worst Quarter Q2, 2013: -2.98%
The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 3.40%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(2.29)%	4.31%	4.34%
Class M returns after taxes on distributions	(3.79)%	2.88%	2.79%
Class M returns after taxes on distributions and sale of fund shares	(1.02)%	2.87%	2.80%
Investor returns before taxes	(2.47)%	4.06%	4.07%
Barclays U.S. Aggregate Bond Index reflects no deduction for fees, expenses or taxes	(2.02)%	4.44%	4.55%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since August 2005. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 42.45% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays Intermediate Government/Credit Bond Index, a broad-based, unmanaged, market-weighted index designed to measure the performance of the U.S. government and investment grade corporate bond market and is comprised of issues that must have a maturity from one to (but not including) ten years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 4.40% Worst Quarter Q2, 2004: -2.68%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 1.57%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(1.30)%	3.53%	3.71%
Class M returns after taxes on distributions	(2.35)%	2.36%	2.33%
Class M returns after taxes on distributions and sale of fund shares	(0.60)%	2.33%	2.35%
Investor returns before taxes	(1.48)%	3.29%	3.41%
Barclays Intermediate Government/Credit Bond Index reflects no deduction for fees, expenses or taxes	(0.86)%	3.96%	4.09%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2006. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Corporate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.05%
Total annual fund operating expenses	0.56%	0.82%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$57	$179	$313	$701
Investor	$84	$262	$455	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 33.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. The investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares for the fund's first full calendar year of operations. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays U.S. Intermediate Credit Bond Index, an unmanaged index designed to measure the performance of investment grade securities with a maturity of between one and ten years that are issued by both corporate and non-corporate issuers, and the Barclays U.S. Credit Index, an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility and financial issuers and by non-corporate issuers.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q3, 2013: 1.10% Worst Quarter Q2, 2013: -2.81%
The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 4.59%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	Since Inception (3/2/2012)
Class M returns before taxes	(0.66)%	3.31%
Class M returns after taxes on distributions	(1.98)%	2.08%
Class M returns after taxes on distributions and sale of fund shares	(0.37)%	2.05%
Investor returns before taxes	(0.91)%	3.06%
Barclays U.S. Intermediate Credit Bond Index reflects no deduction for fees, expenses or taxes	(0.17)%	0.75%
Barclays U.S. Credit Index reflects no deduction for fees, expenses or taxes	(2.01)%	2.27%

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception in March 2012. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Short-Term U.S. Government Securities Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.53%	0.78%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$54	$170	$296	$665
Investor	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 116.19% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays 1-3 Year U.S. Government Index, a widely recognized, unmanaged index designed to measure the performance of U.S. Treasury and agency securities with maturities between one and three years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 3.43% Worst Quarter Q2, 2004: -1.18%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 0.07%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(0.13)%	0.64%	2.25%
Class M returns after taxes on distributions	(0.61)%	0.10%	1.26%
Class M returns after taxes on distributions and sale of fund shares	(0.07)%	0.23%	1.34%
Investor returns before taxes	(0.40)%	0.34%	1.97%
Barclays 1-3 Year U.S. Government Index reflects no deduction for fees, expenses or taxes	0.37%	1.25%	2.67%

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Lawrence R. Dunn is the fund's primary portfolio manager, a position he has held since the fund’s inception in October 2000. Mr. Dunn is a vice president of The Bank of New York Mellon. Mr. Dunn also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.50%	0.75%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 24.65% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund’s holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index, each an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years and, in the case of the S&P Municipal Bond Investment Grade Intermediate Index, that are rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc. or BBB- by Fitch Ratings.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.85% Worst Quarter Q4, 2010: -3.71%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 5.12%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(1.46)%	5.55%	3.90%
Class M returns after taxes on distributions	(1.46)%	5.50%	3.85%
Class M returns after taxes on distributions and sale of fund shares	0.40%	5.27%	3.85%
Investor returns before taxes	(1.71)%	5.29%	3.65%
S&P Municipal Bond Investment Grade Intermediate Index reflects no deduction for fees, expenses or taxes	N/A*	N/A*	N/A*
S&P Municipal Bond Intermediate Index reflects no deduction for fees, expenses or taxes	(0.98)%	5.64%	4.48%

*The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are senior vice president and managing director, respectively, of The Bank of New York Mellon. Mr. Flahive and Ms. O'Brien also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.50%	0.76%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$78	$243	$422	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39.43% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Short Index and the S&P Municipal Bond Short Index, each an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to but not including 4 years and, in the case of the S&P Municipal Bond Investment Grade Short Index, that are rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc. or BBB- by Fitch Ratings.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 1.93% Worst Quarter Q2, 2004: -0.99%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 0.80%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	0.35%	2.09%	2.14%
Class M returns after taxes on distributions	0.33%	2.09%	2.14%
Class M returns after taxes on distributions and sale of fund shares	0.57%	2.00%	2.13%
Investor returns before taxes	0.25%	1.88%	1.89%
S&P Municipal Bond Investment Grade Short Index reflects no deduction for fees, expenses or taxes	N/A*	N/A*	N/A*
S&P Municipal Bond Short Index reflects no deduction for fees, expenses or taxes	1.10%	2.37%	2.77%

*The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Jeremy N. Baker and Timothy J. Sanville are the fund's primary portfolio managers, positions they have held since March 2006 and October 2000, respectively. Messrs. Baker and Sanville are each a first vice president of The Bank of New York Mellon. Messrs. Baker and Sanville also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.68%	0.93%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$69	$218	$379	$847
Investor	$95	$296	$515	$1,143

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 25.84% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and Pennsylvania state personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration.

A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• State-specific risk. The fund is subject to the risk that Pennsylvania's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index, each an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years and, in the case of the S&P Municipal Bond Investment Grade Intermediate Index, that are rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc. or BBB- by Fitch Ratings.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.64% Worst Quarter Q4, 2010: -3.23%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 4.83%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(2.69)%	4.83%	3.24%
Class M returns after taxes on distributions	(2.90)%	4.76%	3.17%
Class M returns after taxes on distributions and sale of fund shares	(0.16)%	4.65%	3.28%
Investor returns before taxes	(2.85)%	4.59%	3.00%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deduction for fees, expenses or taxes	N/A**	N/A**	N/A**
S&P Municipal Bond Intermediate Index* reflects no deduction for fees, expenses or taxes	(0.98)%	5.64%	4.48%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Jeremy N. Baker and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since March 2006 and October 2000, respectively. Mr. Baker and Ms. O'Brien are first vice president and managing director, respectively, of The Bank of New York Mellon. Mr. Baker and Ms. O'Brien also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Pennsylvania state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.53%	0.78%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$54	$170	$296	$665
Investor	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32.80% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and Massachusetts state personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration.

A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• State-specific risk. The fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M and Investor shares to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index, each an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years and, in the case of the S&P Municipal Bond Investment Grade Intermediate Index, that are rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc. or BBB- by Fitch Ratings.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 5.30% Worst Quarter Q4, 2010: -3.45%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 4.73%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	(2.36)%	4.47%	3.59%
Class M returns after taxes on distributions	(2.52)%	4.38%	3.54%
Class M returns after taxes on distributions and sale of fund shares	(0.01)%	4.32%	3.57%
Investor returns before taxes	(2.60)%	4.21%	3.33%
S&P Municipal Bond Investment Grade Intermediate Index* reflects no deduction for fees, expenses or taxes	N/A**	N/A**	N/A**
S&P Municipal Bond Intermediate Index* reflects no deduction for fees, expenses or taxes	(0.98)%	5.64%	4.48%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
**The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since September 2002 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are senior vice president and managing director, respectively, of The Bank of New York Mellon. Mr. Flahive and Ms. O'Brien also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.09%	0.09%
Total annual fund operating expenses	0.71%	0.96%
Fee waiver and/or expense reimbursement*	(0.12)%	(0.12)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.59%	0.84%

*The fund's investment adviser has contractually agreed, until December 31, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59%. On or after December 31, 2015, the fund's investment adviser may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$60	$215	$383	$871
Investor	$86	$294	$519	$1,167

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 36.42% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern

Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, New York state and New York city personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton Intermediate New York Tax-Exempt Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower. These performance figures are compared to those of the S&P Municipal Bond Investment Grade Intermediate Index and the S&P Municipal Bond Intermediate Index, each an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years and, in the case of the S&P Municipal Bond Investment Grade Intermediate Index, that are rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc. or BBB- by Fitch Ratings.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.09% Worst Quarter Q4, 2010: -3.36%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 5.41%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M* returns before taxes	(2.32)%	4.34%	3.67%
Class M* returns after taxes on distributions	(2.68)%	4.21%	3.60%
Class M* returns after taxes on distributions and sale of fund shares	0.09%	4.16%	3.61%
Investor** returns before taxes	(2.48)%	4.08%	3.42%
S&P Municipal Bond Investment Grade Intermediate Index*** reflects no deduction for fees, expenses or taxes	N/A†	N/A†	N/A†
S&P Municipal Bond Intermediate Index*** reflects no deduction for fees, expenses or taxes	(0.98)%	5.64%	4.48%

*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008.
**Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.
***Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.
†The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2008. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Effective as of the close of business on January 30, 2015, this Portfolio will be closed to investment by most new and existing investors. See page 178 for more information.

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.09%	0.11%
Total annual fund operating expenses	0.71%	0.98%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$227	$395	$883
Investor	$100	$312	$542	$1,201

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 58.87% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

The fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts, swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including inverse floaters, swap agreements, forward contracts and over-the-counter options, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays Municipal Bond Index, a broad measure of U.S. municipal bond performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 11.23% Worst Quarter Q4, 2010: -3.99%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 9.71%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	Since Inception (10/15/08)
Class M returns before taxes	(3.12)%	8.71%	9.84%
Class M returns after taxes on distributions	(3.69)%	8.13%	9.27%
Class M returns after taxes on distributions and sale of fund shares	(0.02)%	7.79%	8.81%
Investor returns before taxes	(3.27)%	8.46%	9.59%
Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	(2.55)%	5.89%	5.75%*
*For comparative purposes, the value of the Index on September 30, 2008 is used as the beginning value on October 15, 2008.
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception in October 2008. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.28%	0.28%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.04%	0.04%
Other expenses of the fund	0.03%	0.04%
Acquired fund fees and expenses**	0.65%	0.65%
Total annual fund operating expenses	1.00%	1.26%
Fee waiver and/or expense reimbursement***	(0.13)%	(0.14)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.87%	1.12%

*The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.
**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.
***The fund's investment adviser has contractually agreed, until December 31, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87%. On or after December 31, 2015, the fund's investment adviser may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$305	$540	$1,213
Investor	$114	$386	$678	$1,510

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48.28% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	36%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	14%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	10%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Dreyfus Inflation Adjusted Securities Fund	22%	20% to 55%

Asset Class	Target	Range
High Yield Bonds Dreyfus High Yield Fund Dreyfus Floating Rate Income Fund	4%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Dynamic Total Return Fund (Dreyfus) Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. Certain underlying funds may invest in ETFs that are not registered under the Investment Company Act of 1940, as amended, including commodity pools registered under the Commodity Exchange Act. Brokerage costs are incurred when purchasing and selling shares of ETFs.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Morningstar Moderate Target Risk Index, an unmanaged index of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation Protection Securities (TIPS), the Standard & Poor's 500® Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance, and the Barclays U.S. Aggregate Bond Index, an unmanaged, market-weighted index designed to measure the performance of the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset backed securities. Effective as of July 1, 2014, the fund changed its primary benchmark to the Morningstar Moderate Target Risk Index from the S&P 500 and discontinued its use of the Barclays U.S. Aggregate Bond Index as the fund's secondary benchmark, because the Morningstar Moderate Target Risk Index is more reflective of the manner in which the fund's assets may be allocated.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund's performance for periods prior to September 15, 2011 shown in the bar chart and table reflects the investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q3, 2009: 12.14% Worst Quarter Q3, 2011: -13.21%

The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 3.54%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M returns before taxes	15.43%	11.01%	6.20%
Class M returns after taxes on distributions	13.03%	9.97%	4.91%
Class M returns after taxes on distributions and sale of fund shares	10.07%	9.08%	4.85%
Investor returns before taxes	15.16%	10.71%	5.93%
Morningstar Moderate Target Risk Index reflects no deduction for fees, expenses or taxes	14.31%	12.00%	7.22%
S&P 500 reflects no deduction for fees, expenses or taxes	32.37%	17.93%	7.40%
Barclays U.S. Aggregate Bond Index reflects no deduction for fees, expenses or taxes	(2.02)%	4.44%	4.55%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Jeffrey M. Mortimer is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since March 2013. He is Director of Investment Strategy for BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation and manages the fund as an employee of The Dreyfus Corporation. Warren Chiang and Ronald P. Gala are the fund's primary portfolio managers responsible for managing the portion of the fund's assets invested directly in large cap equity securities, positions they have held since October 2013. John F. Flahive is the fund's primary portfolio manager responsible for managing the portion of the fund's assets allocated to individual fixed-income securities, a position he has held since March 2006. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Flahive is senior vice president of The

Bank of New York Mellon, an affiliate of The Dreyfus Corporation. Messrs. Chiang, Gala and Flahive also are employees of The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	0.32%	0.57%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$33	$103	$180	$406
Investor	$58	$183	$318	$714
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and taxable municipal obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in bank obligations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q3, 2007: 1.29% Worst Quarter Q2, 2013: 0.00%
The year-to-date total return of the fund's Class M shares as of September 30, 2014 was 0.00%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M	0.00%	0.12%	1.73%
Investor	0.00%	0.07%	1.57%

For the fund's current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.30%	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$56	$176	$307	$689
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M

Best Quarter Q2, 2007: 0.87% Worst Quarter Q4, 2013: 0.00%
The year-to-date total return of the fund’s Class M shares as of September 30, 2014 was 0.00%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Class M	0.00%	0.05%	1.16%
Investor	0.00%	0.01%	1.02%

For the fund's current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and Institutional Investors and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Large Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

The portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The fund also may invest in foreign stocks.

The portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers construct the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to underlying models in selecting portfolio securities. In unusual circumstances, the portfolio managers may deviate from the models.

The fund typically will hold between 100 and 175 securities selected using these models. The fund's portfolio managers will periodically rebalance the fund's portfolio, which will result in changes in fund holdings. The portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The portfolio managers monitor the holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere. These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

The fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Standard & Poor's® 500 Composite Stock Price Index.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies and indexes) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk, or as part of a hedging strategy.

BNY Mellon Large Cap Market Opportunities Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	28%	0% to 50%
U.S. Large Cap Equity Strategy	18%	0% to 50%
Dynamic Large Cap Value Strategy	18%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	22%	0% to 50%
Income Stock Strategy	14%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the Walter Scott investment management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals.

Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks capital appreciation. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund may invest up to 30% of its assets in foreign securities. Although the underlying fund typically invests in seasoned issuers, it may purchase securities or companies in IPOs or shortly thereafter.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. Additionally, although not principal investment strategies, the underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities and the underlying fund also may invest in ETFs in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's allocations, however, may differ from those of the Dow Jones Index. The underlying fund invests primarily in common stocks, but its stock investments also may include convertible securities (up to 10% of the underlying  fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and American Depositary Receipts (ADRs), including those purchased in IPOs. The underlying fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio manager generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs, which are considered common stock for purposes of the underlying fund's policy with respect to the investment of 80% of its assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interest in securities of non-U.S. issuers that are publicly-traded on overseas markets. ADRs are traded in the United States on national securities exchange and in the over-the-counter market, and may be converted into the underlying foreign securities. The underlying fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager responsible for the Large Cap Dividend Strategy chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio manager responsible for the Large Cap Dividend Strategy screens the universe of large cap companies focusing on those with above average dividend yield. The portfolio manager assesses the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio manager selects the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio manager responsible for the Large Cap Dividend Strategy manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio manager responsible for the Large Cap Dividend Strategy typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests primarily in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Tax-Sensitive Strategy	40%	20% to 60%
Large Cap Core Strategy	0%	0% to 30%
Focused Equity Strategy	14%	0% to 30%
U.S. Large Cap Equity Strategy	8%	0% to 30%
Dynamic Large Cap Value Strategy	12%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	14%	0% to 30%
Income Stock Strategy	12%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Large Cap Tax-Sensitive Strategy

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. The Large Cap Tax-Sensitive Strategy is not characterized by low turnover.

The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy assesses both portfolio risk and tax considerations, analyzing the portfolio's realized and unrealized gains and losses, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses. In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

Large Cap Core Strategy

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager responsible for the Large Cap Core Strategy believes offer one or more of the following characteristics, among others:

• earnings power unrecognized by the market;

• sustainable revenue and cash flow growth;

• positive operational and/or financial catalysts;

• attractive relative value versus history and peers; and

• strong or improving financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the Walter Scott investment management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy also may be invested in Dreyfus Strategic Value Fund, a mutual fund advised by The Dreyfus Corporation and co-managed by the same portfolio manager responsible for the fund's Dynamic Large Cap Value Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks capital appreciation. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund may invest up to 30% of its assets in foreign securities. Although the underlying fund typically invests in seasoned issuers, it may purchase securities or companies in IPOs or shortly thereafter.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The underlying fund also may invest in ETFs in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's allocations, however, may differ from those of the Dow Jones Index. The underlying fund invests primarily in common stocks, but its stock investments also may include convertible securities (up to 10% of the underlying fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and ADRs, including those purchased in IPOs. The underlying fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio manager generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs, which are considered common stock for purposes of the underlying fund's policy with respect to the investment of 80% of its assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interest in securities of non-U.S. issuers that are publicly-traded on overseas markets. ADRs are traded in the United States on national securities exchange and in the over-the-counter market, and may be converted into the underlying foreign securities. The underlying fund may purchase ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager responsible for the Large Cap Dividend Strategy chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio manager responsible for the Large Cap Dividend Strategy screens the universe of large cap companies focusing on those with above average dividend yield. The portfolio manager assesses the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio manager selects the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio manager responsible for the Large Cap Dividend Strategy manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio manager responsible for the Large Cap Dividend Strategy typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Income Stock Fund

The fund seeks total return (consisting of capital appreciation and income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The fund's allocations, however, may differ from those of the Dow Jones Index. The fund invests primarily in common stocks, but the fund's stock investments also may include convertible securities (up to 10% of the fund's assets), preferred stocks (up to 10% of the fund's assets), and ADRs, including those purchased in IPOs. The fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	20%	0% to 30%
Mid Cap Growth Strategy	20%	0% to 30%
Boston Partners Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	10%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of The Boston Company Asset Management, LLC (TBCAM), an affiliate of the fund's investment adviser, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-investment advisers, namely, Robeco Investment Management, Inc., doing business as Boston Partners (Boston Partners), and Geneva Capital Management LLC (Geneva), respectively.

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

The Russell Midcap Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. As of November 30, 2014, the market capitalization of the largest company in the Russell Midcap Index was approximately $36.45 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $13.00 billion and $6.33 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell Midcap Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies. The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Opportunistic Mid Cap Value Strategy

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the portfolio managers responsible for the Opportunistic Mid Cap Value Strategy. The Russell Midcap Value Index includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The portfolio managers responsible for the Opportunistic Mid Cap Value Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap Growth Strategy's investment criteria. The portfolio managers monitor the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive. The portfolio managers responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The benchmark for the portfolio managers responsible for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Boston Partners Mid Cap Value Strategy

Boston Partners is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is not affiliated with the fund's investment adviser. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs. Boston Partners examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Boston Partners also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock. Boston Partners then studies trends in industries and companies, earnings power and growth and other investment criteria. Boston Partners will sell a security when Boston Partners determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the portfolio managers responsible for the Boston Partners Mid Cap Value Strategy is the Russell Midcap Value Index, which includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Geneva Mid Cap Growth Strategy

Geneva is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. Geneva is not affiliated with the fund's investment adviser. Geneva seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, Geneva emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. Geneva also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, non-U.S. based, or do not have earnings. Geneva's objective is to find companies that perform well over long periods of time. Portfolio managers occasionally trim positions to take profits and maintain diversification, while using a proprietary valuation model that adds discipline to the investment process. Geneva generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry, the stock becomes extremely overvalued based on Geneva's proprietary valuation model, or for portfolio diversification.

The benchmark for the portfolio managers responsible for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

The Russell 2000 Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of November 30, 2014, the market capitalization of the largest company in the Russell 2000 Index was approximately $6.84 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.88 billion and $702 million, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000 Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2000 Index, the benchmark for the portfolio managers responsible for the Opportunistic Small Cap Strategy.

The portfolio managers responsible for the Opportunistic Small Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Value Strategy.

The portfolio managers responsible for the Small Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Growth Strategy.

The portfolio managers responsible for the Small Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon Focused Equity Opportunities Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The investment adviser seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the investment adviser believes have the most attractive growth outlook.

Next, the investment adviser uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The investment adviser conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the investment adviser believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The fund's portfolio manager then selects the 25-30 best opportunities from the companies identified in the prior step.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio manager adjusts exposure limits as necessary. The fund typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

The investment adviser does not use benchmark indices as a tool for active portfolio management of the fund. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks chosen to reflect the industries of the U.S. economy.

Although not a principal investment strategy, the fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

The fund is non-diversified.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index. This corresponds to companies with market capitalizations, as of November 30, 2014, of between approximately $3.38 million and $36.45 billion. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small/Mid Cap Strategy	40%	0% to 50%
Small/Mid Cap Value Strategy	30%	0% to 40%
Small/Mid Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

As of November 30, 2014, the market capitalization of the largest company in the Russell 2000 Index was approximately $6.84 billion, the weighted average market capitalizations of the Russell 2000 Index and Russell Midcap Index were approximately $1.88billion and $13.00 billion, respectively, and the median market capitalizations of the Russell 2000 Index and the Russell Midcap Index were approximately $702 million and $6.33 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000 Index and the Russell Midcap Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small/Mid Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy normally is invested primarily in equity securities of small cap and mid cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small/Mid Cap Strategy. The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2500TM Index, the benchmark for the portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy.

The portfolio managers responsible for the Opportunistic Small/Mid Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small/Mid Cap Value Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Value Strategy normally is invested primarily in equity securities of small cap and mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small/Mid Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2500TM Value Index, which includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Value Strategy.

The portfolio managers responsible for the Small/Mid Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small/Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy normally is invested primarily in equity securities of small cap and mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap and mid cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small/Mid Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small/Mid Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small/Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2500TM Growth Index, which includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small/Mid Cap Growth Strategy.

The portfolio managers responsible for the Small/Mid Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon International Fund

The fund seeks long-term capital growth. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in companies of any size. To a limited extent, the fund may invest in debt securities of foreign issuers and foreign governments.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund's assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and Canada. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund's portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund's assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Emerging Markets Index, but deviations from the MSCI Emerging Markets Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI Emerging Markets Index as a guide, but allocations may differ from those of the MSCI Emerging Markets Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund's portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon International Appreciation Fund

The fund seeks to provide long-term capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. Equity securities include Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the fund's investment adviser, by brokers executing the purchases or sales.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The fund typically sells a security when the security no longer ranks favorably within its sector or country using the fund's quantitative computer modeling techniques, the portfolio managers believe that the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon International Equity Income Fund

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective is non-fundamental and may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts and real estate investment trust securities (REITs). Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US), the fund's benchmark index. The fund typically invests in countries represented in the MSCI ACWI Ex-US. The fund generally invests in the stocks of companies in each country with a 10% or greater weighting in the MSCI ACWI Ex-US, but is not required to invest in the stocks of companies in those countries with lower index weights. The MSCI ACWI Ex-US is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of developed and emerging market countries, excluding the United States.

The fund's portfolio managers typically sell a stock when it becomes less attractive based on the stock's dividend yield and/or earnings quality. The portfolio managers also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the portfolio managers.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements, for hedging purposes only. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the fund's portfolio managers may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar. The fund also may invest in exchange-traded funds (ETFs).

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The investment adviser actively manages bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Corporate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). The fund's investment objective is non-fundamental and may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as foreign currency forward contracts and swap agreements (including interest rate swaps and credit default swaps), for hedging purposes only. The fund's investments in foreign securities generally will be denominated in U.S. dollars. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price. Forward commitments typically involve new issues of U.S. Treasury and other government securities, which are often offered on a forward commitment or when-issued basis.

BNY Mellon Short-Term U.S. Government Securities Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and Pennsylvania state personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and Massachusetts state personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, New York state and New York city personal income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes. The fund may not achieve its investment objective when investing in taxable bonds.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floaters usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income tax. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations. The fund may not achieve its investment objective when investing in taxable bonds.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund normally invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts, swaps and inverse floaters. Swap agreements, such as credit default swaps, can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at an agreed upon price.

The fund is non-diversified.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	36%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	14%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	10%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Dreyfus Inflation Adjusted Securities Fund	22%	20% to 55%

Asset Class	Target	Range
High Yield Bonds Dreyfus High Yield Fund Dreyfus Floating Rate Income Fund	4%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Dynamic Total Return Fund (Dreyfus) Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

Although not a principal investment strategy of the fund, the fund, and certain of the underlying funds in which the fund may invest, may, but are not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk or as part of a hedging strategy. The fund, and certain of the underlying funds in which the fund may invest, also may enter into over-the-counter derivative transactions, such as forward contracts and swaps.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets allocated to the large cap equities asset class normally is invested directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more at the time of purchase), or in underlying funds that generally focus on stocks of large-capitalization companies. Generally, these are established companies that are considered “known quantities.” Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

The portion of the fund's assets that is invested directly in large cap equity securities is invested principally in common stocks, but its direct stock investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In selecting large cap equity securities in which the fund invests directly, the portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The fund also may invest directly in foreign stocks.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the selection away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities construct that portion of the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the portfolio managers overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive. This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to underlying models in selecting portfolio securities for the portion of the fund's assets that is invested directly in large cap equity securities. In unusual circumstances, these portfolio managers may deviate from the models used to select the direct large cap equity holdings for the fund.

The portion of the fund's assets that is invested directly in large cap equity securities typically will hold between 100 and 175 securities selected using these models. The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities will periodically rebalance that portion of the fund's portfolio, which will result in changes in fund holdings. These portfolio managers may enhance the models from time to time, depending on their ongoing research efforts.

The portfolio managers of the portion of the fund's assets that is invested directly in large cap equity securities monitor the direct large cap equity holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. These portfolio managers also may sell a large cap security directly held by the fund if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, these portfolio managers may sell a large cap security directly held by the fund if better investment opportunities emerge elsewhere. These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

The portion of the fund's assets that is invested directly in large cap equity securities generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Standard & Poor's® 500 Composite Stock Price Index.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Income Stock Fund, Dreyfus Appreciation Fund, Inc., Dreyfus U.S. Equity Fund, Dreyfus Research Growth Fund, Inc. and Dreyfus Strategic Value Fund.

BNY Mellon Focused Equity Opportunities Fund normally invests in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. This underlying fund's portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this underlying fund's assets. This underlying fund may invest in the stocks of companies of any size, although it focuses on large cap companies. This underlying fund invests primarily in equity securities of U.S. issuers.

BNY Mellon Income Stock Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. This underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. This underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. This underlying fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. This underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. This underlying fund's allocations, however, may differ from those of the Dow Jones Index.

Dreyfus Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, this underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. In addition to direct investments, the underlying fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs. This underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

Dreyfus U.S. Equity Fund invests primarily in equity securities of companies located in the United States of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

Dreyfus Research Growth Fund, Inc. invests in stocks selected by a team of core research analysts, with each analyst responsible for this underlying fund’s investments in his or her area of expertise. As the portfolio managers for this underlying fund, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. This underlying fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine this underlying fund’s allocations among market sectors. This underlying fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark, the Russell 1000® Growth Index.

Dreyfus Strategic Value Fund invests in stocks through a process in which this underlying fund’s portfolio managers identify potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies. Small cap companies generally are new and often entrepreneurial companies. Small cap companies can, if successful, grow faster than large cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often. Mid cap companies generally are established companies that may not be well known. Mid cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, Dreyfus Select Managers Small Cap Value Fund, and Dreyfus Select Managers Small Cap Growth Fund.

BNY Mellon Mid Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index. As of November 30, 2014, the market capitalization of the largest company in the Russell Midcap Index was approximately $36.45 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $13.00 billion and $6.33 billion, respectively. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser and sub-investment advisers that invest primarily in equity securities issued by mid cap companies. This underlying fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.

BNY Mellon Small/Mid Cap Multi-Strategy Fund normally invests in equity securities of small cap and mid cap companies. This underlying fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap Index. This corresponds to companies with market capitalizations as of November 30, 2014 of between approximately $3.38 million and $36.45 billion. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser that invest primarily in equity securities issued by small cap and mid cap companies. This underlying fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of small cap companies. This underlying fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. As of November 30, 2014, the market capitalization of the largest company in the Russell 2000 Index was approximately $6.84 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.88 billion and $702 million, respectively. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser that invest primarily in equity securities issued by small cap companies. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles.

Dreyfus Select Managers Small Cap Value Fund normally invests in equity securities of small cap companies. This underlying fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index. As of November 30, 2014, the total market capitalization of the largest company in the Russell 2000 Value Index was approximately $4.61 billion, and the weighted average and median market capitalizations of the Russell 2000 Value Index were approximately $1.71 billion and $622 million, respectively. This underlying fund's portfolio is constructed so as to have a value tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among seven unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Dreyfus Select Managers Small Cap Growth Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index®. As of November 30, 2014, the market capitalization of the largest company in the Russell 2000 Growth Index was $6.84 billion, and the weighted average and median market capitalizations of the Russell 2000 Growth Index were $2.04 billion and $817 million, respectively. This underlying fund's portfolio is constructed so as to have a growth tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among five unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, Dreyfus/Newton International Equity Fund, Global Stock Fund (Dreyfus), International Stock Fund (Dreyfus) and Dreyfus Global Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser. This underlying fund is not managed to a specific target allocation between these investment styles. Though not specifically limited, this underlying fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries.

Dreyfus/Newton International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership of such securities. At least 75% of this underlying fund's net assets is invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE®) Index. This underlying fund may invest up to 25% of its assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries. The core of the investment philosophy of this underlying fund's portfolio managers is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's portfolio managers believe that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that the portfolio managers believe will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. The portfolio managers for this underlying fund then identify specific companies using these investment themes to help focus on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Global Stock Fund (Dreyfus) focuses on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

International Stock Fund (Dreyfus) focuses on foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus Global Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, this underlying fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States).

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any size. This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser. This underlying fund is not managed to a specific target allocation between these investment styles. Normally, this underlying fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested directly in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality by the investment adviser, or in underlying funds that invest in such securities. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's investment adviser uses a disciplined process to select investment grade fixed-income securities and manage risk. The investment adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within the investment adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and Dreyfus Inflation Adjusted Securities Fund.

BNY Mellon Short-Term U.S. Government Securities Fund normally invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. This underlying fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which this underlying fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Typically in choosing securities, this underlying fund's portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. Generally, this underlying fund's average effective portfolio maturity and average effective portfolio duration will be less than three years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure. This underlying fund's investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration. Generally, this underlying fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Corporate Bond Fund normally invests in U.S. dollar-denominated corporate bonds issued by U.S. and foreign corporations. This underlying fund's investment adviser uses a disciplined process to select bonds and manage risk, actively managing the underlying fund's bond market and maturity exposure and credit profile. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. This underlying fund's investment adviser will use other techniques in an attempt to manage market risk and duration. This underlying fund normally invests at least 80% of its assets in bonds rated investment grade or the unrated equivalent at the time of purchase, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of this underlying fund's portfolio will not exceed eight years. This underlying fund may invest in individual bonds of any maturity or duration.

Dreyfus Inflation Adjusted Securities Fund normally invests in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon. This underlying fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, this underlying fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. This underlying fund seeks to keep its average effective portfolio duration at two to ten years. This underlying fund may invest in individual fixed-income securities of any maturity or duration.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying funds in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently include Dreyfus High Yield Fund and Dreyfus Floating Rate Income Fund.

Dreyfus High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

Dreyfus Floating Rate Income Fund normally invests in floating rate loans and other floating rate securities. Floating rate loans and other floating rate securities effectively should enable this underlying fund to achieve a floating rate of income. This underlying fund, which is non-diversified, normally will focus on senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event of bankruptcy. This underlying fund currently intends to invest principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development. This underlying fund may invest in floating rate loans and other securities of any credit quality, maturity and duration. The floating rate loans and other floating rate securities in which this underlying fund invests typically will be rated, at the time of investment, below investment grade or the unrated equivalent. The sub-adviser for this underlying fund buys and sells securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay to analyze investment opportunities. The sub-adviser uses fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while seeking to mitigate credit risk. The sub-adviser's fundamental analysis is complemented by its macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in underlying funds that generally invest in debt securities of emerging market companies or governments. Certain of these underlying funds invest in debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities and currencies.

The underlying funds in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently include Dreyfus Emerging Markets Debt Local Currency Fund and an unaffiliated investment company.

Dreyfus Emerging Markets Debt Local Currency Fund normally invests in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. This underlying fund's emerging market bond investments may include bonds and other debt issued by governments, their agencies and instrumentalities, or by central banks, corporate debt securities and other fixed-income securities or instruments that provide investment exposure to emerging market debt. This underlying fund may enter into forward contracts, futures and options contracts and swap agreements with respect to emerging market currencies to provide economic exposure similar to investments in sovereign and corporate emerging market debt. This underlying fund is not restricted as to credit quality, maturity or duration when making investments in debt securities. In choosing investments, this underlying fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.

The unaffiliated underlying fund normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include Dynamic Total Return Fund (Dreyfus) and four unaffiliated investment companies.

Dynamic Total Return Fund (Dreyfus) invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. This underlying fund, which is non-diversified, may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. This underlying fund ordinarily invests in at least five countries, and may invest up to 30% of its net assets in emerging market issuers. This underlying fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. This underlying fund also may invest directly in equity securities, fixed-income securities and money market instruments. This underlying fund's portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. This underlying fund may use to a significant degree derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy.

One of these unaffiliated underlying funds intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity or equity markets. The strategies of this underlying fund may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies of the underlying fund may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector or market. The underlying fund also will take long and short positions in a particular asset class, sector or market that the underlying fund's investment advisor expects to rise or fall in value, respectively. This underlying fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds; other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes and common stock. The underlying fund may purchase and sell options and futures contracts. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which has the same investment objective as the underlying fund, but which may invest to a greater extent than the underlying fund in commodity-linked derivative instruments.

Another unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Another unaffiliated underlying fund invests in a universe of allowable commodity-linked derivative instruments and fixed-income investment opportunities. This underlying fund, which is non-diversified, gains exposure to commodities markets by investing in commodity-linked derivative instruments, such as structured notes and swap agreements. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less and its fixed-income securities primarily will mature within five years from the date of settlement. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

BNY Mellon Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• taxable municipal obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days. The fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by the investment adviser.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by the investment adviser, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks and Other Potential Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the equity, taxable bond and municipal bond funds fluctuate, sometimes dramatically, which means you could lose money. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. Each money market fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while each money market fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00.

The funds also are subject to the investment risks and other potential risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks" and "Glossary – Other Potential Risks" beginning on page 158 and page 165, respectively. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks. To the extent that the Large Cap Market Opportunities Fund, Tax-Sensitive Large Cap Multi-Strategy Fund and Asset Allocation Fund invest in shares of an underlying BNY Mellon fund, it is subject to the same principal risks as the underlying fund, which are described below.

Investment Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund	Small/Mid Cap Multi-Strategy Fund

ADR risk		✓	✓

Conflicts of interest risk		✓	✓
Convertible securities risk	✓	✓	✓	✓	✓	✓		✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk		✓	✓		✓	✓	✓	✓
ETF risk		✓	✓		✓	✓		✓
Foreign currency risk	✓	✓	✓		✓	✓	✓	✓
Foreign investment risk	✓	✓	✓		✓	✓	✓	✓
Growth and value stock risk	✓	✓	✓	✓	✓	✓	✓	✓
IPO risk	✓				✓	✓		✓
Large cap stock risk	✓	✓	✓	✓			✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓	✓

Liquidity risk	✓			✓	✓	✓		✓

Management risk	✓	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓	✓
Market sector risk	✓	✓	✓	✓	✓	✓	✓	✓
Midsize company risk					✓
Non-diversification risk							✓
Preferred stock risk	✓	✓	✓	✓	✓	✓		✓
Risks of stock investing	✓	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk					✓	✓		✓

Small and midsize company risk						✓		✓
Strategy allocation risk		✓	✓		✓	✓		✓

Investment Risks (cont'd)

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund
Asset-backed securities risk							✓

Country and sector allocation risk	✓	✓		✓
Credit risk					✓	✓	✓	✓
Depositary receipts risk			✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk		✓		✓
Exchange-traded fund risk	✓	✓		✓

Fixed-income market risk					✓	✓	✓	✓

Foreign currency risk	✓	✓	✓	✓	✓	✓	✓
Foreign investment risk	✓	✓	✓	✓	✓	✓	✓
Government securities risk					✓	✓	✓	✓
Growth and value stock risk	✓	✓	✓	✓
Inflation-indexed security risk
Interest rate risk					✓	✓	✓	✓

Issuer risk					✓	✓	✓

Large cap stock risk	✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓

Market risk	✓	✓	✓	✓

Market sector risk			✓	✓	✓	✓	✓

Investment Risks (cont'd)

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund

Mortgage-related securities risk					✓	✓	✓	✓

Municipal securities risk					✓	✓	✓

Prepayment risk					✓	✓	✓	✓

Repurchase agreement counterparty risk								✓
Risks of stock investing	✓	✓	✓	✓
Small and midsize company risk	✓	✓	✓	✓
Value stock risk	✓	✓

Investment Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund

Conflicts of interest risk							✓
Convertible securities risk							✓
Correlation risk							✓
Credit risk	✓	✓	✓	✓	✓	✓	✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk							✓
Exchange-traded fund risk							✓

Fixed-income market risk							✓
Foreign currency risk						✓	✓
Foreign investment risk						✓	✓

Government securities risk							✓
Growth and value stock risk							✓

High yield securities risk						✓	✓

Interest rate risk	✓	✓	✓	✓	✓	✓	✓
Inverse floating rate securities risk	✓	✓	✓	✓	✓	✓
IPO risk							✓

Issuer risk							✓

Leverage risk	✓	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓

Market sector risk	✓	✓	✓	✓	✓	✓	✓

Mortgage-related securities risk							✓
Municipal securities risk	✓	✓	✓	✓	✓	✓
Non-diversification risk	✓	✓	✓	✓	✓	✓
Preferred stock risk							✓

Prepayment risk	✓	✓	✓	✓	✓	✓	✓

Risks of stock investing							✓
Small and midsize company risk							✓
State-specific risk			✓	✓	✓
Strategy allocation risk							✓
Tax risk	✓	✓	✓	✓	✓	✓

Investment Risks (cont'd)

	Money Market Fund	National Municipal Money Market Fund
Banking industry risk	✓
Credit risk	✓	✓
Foreign investment risk	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity risk	✓	✓
Municipal securities risk	✓	✓
Regulatory risk	✓	✓
Repurchase agreement counterparty risk	✓
Tax risk		✓

Other Potential Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	Focused Equity Opportunities Fund	Small/Mid Cap Multi-Strategy Fund

ADR risk	✓	+	+	✓	✓	✓	✓	✓

IPO risk*	+	✓	✓	✓	+	+	✓	+
Interest rate and credit risks		✓	✓	✓

Liquidity risk*	+	✓	✓	+	+	+	✓	+

Order delay risk		✓	✓
Real estate sector risk		✓	✓
REIT risk		✓	✓		✓	✓	✓	✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓	✓
Short sale risk*		+	+				✓	✓
Short-term trading risk*	✓	✓	✓	✓	+	+	✓	+
Small and midsize company risk*	✓	✓	✓	✓		+	✓	+
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Short-Term U.S. Government Securities Fund
ADR risk	✓	✓	+	✓
Asset-backed securities risk*					✓	✓	+
IPO risk*	✓	✓
Municipal securities risk*					+	+	+	✓
Pooled investment vehicle risk			✓
REIT risk				✓
Securities lending risk					✓	✓	✓	✓
Short-term trading risk*	✓	✓	✓	✓	✓	✓	✓	✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓

Other Potential Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
ADR risk							✓
Alternative asset categories and investment strategies risk							✓
Commodity sector risk							✓
Foreign government obligations and securities of supranational entities risk							✓
Real estate sector risk							✓
REIT risk							✓
RIC tax risk							✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓
Subsidiary risk							✓
Short-term trading risk*							✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓

___________ * See "Glossary-Investment Risks" for a description of risk. +See "Investment Risks" table.

Glossary - Investment Risks

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the ADRs with respect to the deposited securities or to distribute shareholder communications received from the issuer of the deposited security. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Country and sector allocation risk. While the portfolio managers use the country and sector weightings of the fund's benchmark index as a guide in structuring the fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund’s performance to be more or less sensitive to developments affecting those countries or sectors.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Depositary receipts risk. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to the holders of the DRs with respect to the underlying securities or to distribute shareholder communications received from the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as swap agreements and forward contracts, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus. Certain derivatives may cause taxable income.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

• ETF risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. Certain underlying funds may invest in ETFs that are not registered under the Investment Company Act of 1940, as amended, including commodity pools registered under the Commodity Exchange Act. Brokerage costs are incurred when purchasing and selling shares of ETFs.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, investing in inverse floaters and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which certain funds may invest and certain loans may be subject to restrictions on resale. Because some floating rate loans in which certain funds may invest may have a more limited secondary market, liquidity risk is more pronounced for these funds than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity risk also may refer to the risk that a fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Market risk. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates. This is known as a prepayment risk and can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would lengthen the effective duration of the fund's mortgage-related securities. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• State-specific risk. The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy. Underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Value stock risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Glossary - Other Potential Risks

• Alternative asset categories and investment strategies risk. Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

• Commodity sector risk. Exposure to the commodities markets through its investments in certain underlying funds may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Foreign government obligations and securities of supranational entities risk. Investing in the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which an underlying fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Order delay risk. Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sale orders for portfolio securities concurrently for the fund and such other funds or accounts. Orders on behalf of the fund are submitted to the investment adviser's trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott. Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or "bunched") with those of the other funds or accounts managed by the fund's portfolio managers. In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.

• Pooled investment vehicle risk. The fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

• Real estate sector risk. Investments in the securities of companies principally engaged in the real estate sector will be affected by factors particular to the real estate sector. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• RIC tax risk. A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income.

Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement an investment strategy that involves short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Investing the proceeds of short sales in additional long positions held by the fund is a form of leverage. The use of leverage may magnify the fund's investment gains and losses.

• Subsidiary risk. Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• Temporary defensive position risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $261 billion in 171 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $28.3 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Sub-Investment Advisers

The investment adviser has engaged its affiliate, Walter Scott, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the sub-investment adviser of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy. Walter Scott is a wholly-owned subsidiary of BNY Mellon. As of November 30, 2014, Walter Scott had approximately $70 billion in assets under management. Walter Scott, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy.

The investment adviser has engaged Robeco Investment Management, Inc., doing business as Boston Partners (Boston Partners), to serve as the sub-investment adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is a wholly-owned subsidiary of Robeco US Holding, Inc., both located at 909 Third Avenue, New York, New York 10022. Robeco US Holding, Inc. is a wholly-owned subsidiary of Robeco US Holding B.V., which is a wholly-owned subsidiary of Robeco Groep N.V., both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands. Robeco Groep N.V. is a majority-owned subsidiary of ORIX Corporation, located at World Trade Center Building, 2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6135 Japan. As of November 30, 2014, Boston Partners had approximately $67 billion in assets under management. Boston Partners, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy.

The investment adviser has engaged Geneva Capital Management LLC (Geneva) to serve as the sub-investment adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. Geneva, located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is a wholly-owned subsidiary of Henderson Global Investors (North America) Inc., which is located at 737 N. Michigan Avenue, Suite 1700, Chicago, Illinois 60611. Henderson Global Investors (North America) Inc. is a wholly-owned subsidiary of Henderson Global Investors, which is located at 201 Bishopsgate, London, EC2M, United Kingdom. As of November 30, 2014, Geneva had approximately $5 billion in assets under management. Geneva, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.

BNY Mellon Mid Cap Multi-Strategy Fund is permitted to use a "multi-manager" arrangement whereby the fund's investment adviser may select one or more sub-investment advisers to manage distinct segments of the fund's portfolio without obtaining shareholder approval. The fund's investment adviser will evaluate and recommend to the Trust's board sub-investment advisers for the fund. The investment adviser will monitor and evaluate the performance of the sub-investment advisers for the fund and will advise and recommend to the Trust's board any changes to the fund's sub-investment advisers. The fund and the fund's investment adviser have received an exemptive order from the Securities and Exchange Commission (SEC), that permits the fund, subject to certain conditions and approval by the Trust's board, to hire and replace sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of BNY Mellon. The order also relieves the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries in documents filed with the SEC and provided to shareholders; fees payable to sub-investment advisers that are wholly-owned subsidiaries would be aggregated with fees payable to the fund's investment adviser. One of the conditions of the order is that the Trust's board, including a majority of the "non-

interested" board members, must approve each new sub-investment adviser. In addition, the fund is required to provide shareholders with information about each new sub-investment adviser within 90 days of the hiring of any new sub-investment adviser.

Distributor

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses paid by the funds to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser, Walter Scott, Boston Partners, Geneva and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund.

Portfolio Managers*
Name of Fund	Primary Portfolio Manager(s)

BNY Mellon Large Cap Stock Fund	William S. Cazalet, Warren Chiang and Ronald P. Gala

BNY Mellon Large Cap Market Opportunities Fund

Bernard Schoenfeld (investment allocation), Irene D. O'Neill (Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), Irene D. O'Neill (Large Cap Core Strategy, Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Thomas Murphy (Large Cap Tax-Sensitive Strategy), Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Income Stock Fund	John C. Bailer

Portfolio Managers*
Name of Fund	Primary Portfolio Manager(s)

BNY Mellon Mid Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), Thomas Murphy (Mid Cap Tax-Sensitive Strategy), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Mid Cap Value Strategy), Todd W. Wakefield and Robert C. Zeuthen (Mid Cap Growth Strategy), Joseph F. Feeney, Jr. and Steven L. Pollack (Boston Partners Mid Cap Value Strategy) and William A. Priebe, Amy S. Croen, Michelle J. Picard and William Scott Priebe (Geneva Mid Cap Growth Strategy)

BNY Mellon Small Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Small Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small Cap Value Strategy) and Todd W. Wakefield and Robert C. Zeuthen (Small Cap Growth Strategy)

BNY Mellon Focused Equity Opportunities Fund	Irene D. O'Neill
BNY Mellon Small/Mid Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), David Daglio (lead portfolio manager), James Boyd and Dale Dutile (Opportunistic Small/Mid Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small/Mid Cap Value Strategy) and Todd W. Wakefield and Robert C. Zeuthen (Small/Mid Cap Growth Strategy)

BNY Mellon International Fund	Clifford A. Smith and D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Mark A. Bogar (core investment style)
BNY Mellon Emerging Markets Fund	D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Jay Malikowski (core investment style)
BNY Mellon International Appreciation Fund	Richard A. Brown, Thomas J. Durante and Karen Q. Wong
BNY Mellon International Equity Income Fund	C. Wesley Boggs, Warren Chiang and Ronald Gala
BNY Mellon Bond Fund	John F. Flahive
BNY Mellon Intermediate Bond Fund	John F. Flahive
BNY Mellon Corporate Bond Fund	John F. Flahive
BNY Mellon Short-Term U.S. Government Securities Fund	Lawrence R. Dunn
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon National Short-Term Municipal Bond Fund	Jeremy N. Baker and Timothy J. Sanville
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Jeremy N. Baker and Mary Collette O'Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	John F. Flahive
BNY Mellon Municipal Opportunities Fund	John F. Flahive
BNY Mellon Asset Allocation Fund	Jeffrey Mortimer (investment allocation), Warren Chiang and Ronald P. Gala (equity portion) and John F. Flahive (fixed-income portion)

*Except as otherwise disclosed, each portfolio manager is jointly and primarily responsible for managing the fund's assets (or the portion of the fund's assets allocated to the strategy for which the portfolio manager is responsible).

Biographical Information

John C. Bailer, CFA, has been the primary portfolio manager of BNY Mellon Income Stock Fund since December 2011. Mr. Bailer has been employed by Dreyfus since September 2003. He is a chartered financial analyst, managing director and senior portfolio manager of the U.S. dividend-oriented High Dividend Income and Equity Income strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since November 1992.

Jeremy N. Baker, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since March 2006. Mr. Baker has been employed by Dreyfus since March 2006. He is a first vice president of The Bank of New York Mellon, which he joined in September 2002.

Mark A. Bogar, CFA, has been a primary portfolio manager of BNY Mellon International Fund since January 2010. Mr. Bogar has been employed by Dreyfus since November 2008. He is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM, where he has been employed since August 2007.

C. Wesley Boggs has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital Corporation (Mellon Capital), an affiliate of Dreyfus, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Boggs has been employed by Dreyfus since 2007. He is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.

James Boyd has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Boyd has been employed by Dreyfus since December 2008. He is an equity research analyst and portfolio manager at TBCAM, where he has been employed since 2005.

Stephanie K. Brandaleone, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since April 2014. Ms. Brandaleone has been employed by Dreyfus since November 2008. Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM, where she has been employed since 2003.

Richard A. Brown has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Brown has been employed by Dreyfus since April 2005. He is a director and senior portfolio manager with Mellon Capital, where he has been employed since 1995.

William S. Cazalet, CAIA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund since December 2014. Mr. Cazalet has been employed by Dreyfus since 2014. He is a managing director and global investment strategist at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients. From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing.

Warren Chiang, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since October 2013 and of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Chiang has been employed by Dreyfus since 2007. He is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997.

Joseph M. Corrado, CFA has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since August 2012 and April 2014, respectively. Mr. Corrado has been employed by Dreyfus since November 2008. Mr. Corrado is a senior managing director and portfolio manager at TBCAM, where he has been employed since 2003.

Amy S. Croen, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. Ms. Croen is a managing director and portfolio manager of Geneva, which she co-founded in 1987.

David Daglio has been the lead primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Daglio has been employed by Dreyfus since April 2001. He is a senior managing director and portfolio manager at TBCAM, where he has been employed since 1998.

Lawrence R. Dunn, CFA, has been a portfolio manager of BNY Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000. Mr. Dunn has been employed by Dreyfus since November 1995. He is a vice president of The Bank of New York Mellon, which he joined in April 1990.

Thomas J. Durante has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Durante has been employed by Dreyfus since August 1982. He is a managing director and senior portfolio manager at Mellon Capital, where he has been employed since January 2000.

Dale Dutile has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Opportunistic Small/Mid Cap Strategy since April 2014. Mr. Dutile has been employed by Dreyfus since December 2008. He is an equity research analyst and portfolio manager at TBCAM, where he has been employed since 2006.

Joseph F. Feeney, Jr., CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Feeney is co-chief executive officer and chief investment officer of Boston Partners, which he joined in 1995.

Brian C. Ferguson has been the primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Dynamic Large Cap Value Strategy since each fund's inception in July 2010. Mr. Ferguson has been employed by Dreyfus since October 2002. He is a senior vice president and the director of the U.S. Large Cap Value Equity Team of TBCAM, where he has been employed since June 1997.

Sean P. Fitzgibbon, CFA, has been a primary portfolio manager of BNY Mellon Emerging Markets Fund and BNY Mellon International Fund since January 2010. Mr. Fitzgibbon has been employed by Dreyfus since October 2004. He is a senior managing director, portfolio manager, research analyst and head of the Global Core Equity Team of TBCAM, where he has been employed since August 1991.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in September 2002, of BNY Mellon Bond Fund since August 2005, of BNY Mellon Municipal Opportunities Fund since its inception in October 2008 and of BNY Mellon Corporate Bond Fund since its inception in March 2012. He also has been a primary portfolio manager of BNY Mellon Asset Allocation Fund and BNY Mellon Intermediate Bond Fund since March 2006 and of BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2008. Mr. Flahive has been employed by Dreyfus since November 1994. He is senior vice president of The Bank of New York Mellon, which he joined in October 1994.

Ronald Gala, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since October 2013 and of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Gala has been employed by Dreyfus since 1998. He is a managing director and senior portfolio manager at Mellon Capital and has been employed by Mellon Capital or predecessor BNY Mellon entities since 1993.

Jane Henderson has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Ms. Henderson is the managing director of Walter Scott, which she joined in 1995, and is a member of its IMG.

D. Kirk Henry, CFA, has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since its inception in October 2000 and of BNY Mellon International Fund since September 2002. Mr. Henry has been employed by Dreyfus since May 1996. He is a senior managing director and international equity portfolio manager of TBCAM, where he has been employed since May 1994.

Roy Leckie has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Leckie is a director of Walter Scott, which he joined in 1995, and co-leads its IMG.

Charlie Macquaker has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and co-leads its IMG.

Jay Malikowski has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since January 2010. Mr. Malikowski has been employed by Dreyfus since January 2010. He is a director, portfolio manager, research analyst and member of the Global Core Equity Team at TBCAM, where he has been employed since August 2007.

Barry Mills has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Mills has been employed by Dreyfus since 1999. He is an analyst on the Core Research Team at TBCAM, where he has been employed since June 2005.

Jeffrey M. Mortimer, CFA, has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since March 2013. Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since June 2012. He has been employed by Dreyfus since March 2013. Prior to joining The Bank of New York Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012. He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.

Thomas Murphy has been the primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Tax-Sensitive Strategy since its inception in July 2010 and of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Tax-Sensitive Core Strategy since August 2012. Mr. Murphy has been employed by Dreyfus since June 2010. He is a managing director, Tax-Managed Equity, of The Bank of New York Mellon, which he joined in 1981.

Rodger Nisbet has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Nisbet is the executive chairman of Walter Scott, which he joined in 1993, and is a member of its IMG.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, and of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O'Brien has been employed by Dreyfus since July 1996. She is a managing director of The Bank of New York Mellon, which she joined in April 1995.

Irene D. O'Neill, CFA, has been the primary portfolio manager of BNY Mellon Focused Equity Opportunities Fund since its inception in September 2009, of BNY Mellon Large Cap Market Opportunities Fund with respect to the Focused Equity Strategy and the Large Cap Growth Strategy and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since each fund's inception in July 2010, and of BNY Mellon Large Cap Market Opportunities Fund and of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Dividend Strategy since March 2012. Ms. O'Neill has been employed by Dreyfus since March 2008. She is a managing director and senior portfolio manager of The Bank of New York Mellon, which she joined in 2002.

Michelle J. Picard, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. Ms. Picard is a managing director and portfolio manager of Geneva, which she joined in 1999.

Steven L. Pollack, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Pollack is a senior portfolio manager of Boston Partners, which he joined in 2000.

William A. Priebe, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a managing director and portfolio manager of Geneva, which he co-founded in 1987.

William Scott Priebe has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a managing director and portfolio manager of Geneva, which he joined in 2004.

Timothy J. Sanville, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund since its inception in October 2000. Mr. Sanville has been employed by Dreyfus since July 2000. He is a first vice president of The Bank of New York Mellon, which he joined in 1992.

Bernard Schoenfeld has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for investment allocation decisions since September 2011, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund responsible for investment allocation decisions since August 2012 and BNY Mellon Small/Mid Cap Multi-Strategy Fund responsible for investment allocation decisions since April 2014. Mr. Schoenfeld has been employed by Dreyfus since September 2011. He is a senior investment strategist and vice president of BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since 1970.

David Sealy has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Sealy has been employed by Dreyfus since 1997. He is an analyst on the Core Research Team at TBCAM, where he has been employed since June 2005.

Elizabeth Slover has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Ms. Slover has been employed by Dreyfus since November 2001. She is a managing director and the director of core research at TBCAM, where she has been employed since June 2005.

Clifford A. Smith, CFA, has been a primary portfolio manager of BNY Mellon International Fund with respect to the portion of the fund’s assets managed in accordance with a value investment style since March 2013. Mr. Smith has been employed by Dreyfus since March 2002. He is a senior managing director and international value portfolio manager of TBCAM, where he has been employed since 1998.

Todd W. Wakefield, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since May 2013 and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Growth Strategy since April 2014. Mr. Wakefield has been employed by Dreyfus since December 2008. He is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2003.

Edward R. Walter, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy and of BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Value Strategy since August 2012 and April 2014, respectively. Mr. Walter has been employed by Dreyfus since August 2012. Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM, where he has been employed since 2003.

Karen Q. Wong has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Ms. Wong has been employed by Dreyfus since April 2005. She is a managing director and head of equity portfolio management at Mellon Capital, where she has been employed since 2000.

Robert C. Zeuthen, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy, BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy and BNY Mellon Small/Mid Cap Multi-Strategy Fund with respect to the Small/Mid Cap Growth Strategy since August 2012, May 2013 and April 2014, respectively. Mr. Zeuthen has been employed by Dreyfus since March 2010. He is a director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006.

The funds' Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and, for the fiscal year ended August 31, 2014, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2014.

Investment Advisory Fees
Name of Fund	Contractual Investment Advisory Fee (as a percentage of average daily net assets)	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Large Cap Stock Fund	0.65%	0.65%
BNY Mellon Large Cap Market Opportunities Fund	*	0.42%
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	*	0.50%
BNY Mellon Income Stock Fund	0.65%	0.65%
BNY Mellon Mid Cap Multi-Strategy Fund	0.75%	0.75%
BNY Mellon Small Cap Multi-Strategy Fund	0.85%	0.85%
BNY Mellon Focused Equity Opportunities Fund	0.70%	0.70%
BNY Mellon Small/Mid Cap Multi-Strategy Fund	0.75%	0.75%
BNY Mellon International Fund	0.85%	0.85%
BNY Mellon Emerging Markets Fund	1.15%	1.15%
BNY Mellon International Appreciation Fund	0.50%	0.50%
BNY Mellon International Equity Income Fund	0.85%	0.85%
BNY Mellon Bond Fund	0.40%	0.40%
BNY Mellon Intermediate Bond Fund	0.40%	0.40%
BNY Mellon Corporate Bond Fund	0.40%	0.40%
BNY Mellon Short-Term U.S. Government Securities Fund	0.35%	0.35%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.35%	0.35%
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	0.50%	0.50%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	0.50%	0.38%
BNY Mellon Municipal Opportunities Fund	0.50%	0.50%
BNY Mellon Asset Allocation Fund	***	0.19%**
BNY Mellon Money Market Fund	0.15%	0.15%**
BNY Mellon National Municipal Money Market Fund	0.15%	0.15%**

*BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.
**The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2014.
***BNY Mellon Asset Allocation Fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, at the annual rate of 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities, and at the annual rate of 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and any underlying funds.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to Wealth Management Clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Mellon Fund Accounts). Class M shares of a fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except BNY Mellon Money Market Fund, BNY Mellon National Municipal Money Market Fund and BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Mellon Wealth Management with respect to certain retirement plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNY Mellon Wealth Management and make an initial investment in Class M shares of a fund of at least $1 million (collectively, "Institutional Investors"). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management. In addition, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares.

The funds, the funds' investment adviser or the funds' distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the funds' investment adviser or the funds' distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Investor shares may also be offered to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of MBSC Securities Corporation (BNY Mellon Wealth Brokerage Clients). Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans) that have held Investor shares of a fund since on or before December 16, 2013 and who, therefore, may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange. Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is calculated as of 12:00 noon Eastern time for BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, and as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) for each fund other than BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, on days the NYSE is open for regular business. Each of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Equity investments are valued on the basis of market quotations or official closing prices. Investments in debt securities generally are valued based on values supplied by an independent pricing service approved by the Trust's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

Investments in money market securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, such securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for money market funds, such as BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, to be able to price their shares at $1.00 per share.

Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board. ETFs will be valued at their market price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, which invest primarily in foreign securities.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

BNY Mellon Municipal Opportunities Fund Will Be Closed to Most New and Existing Investors

Effective as of the close of business on January 30, 2015 (the closing date), the fund will be closed to new and existing investors. Accordingly, no purchases of fund shares will be permitted. However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments, and Dreyfus Yield Enhancement Strategy Fund will be permitted to continue to purchase fund shares.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the money market funds) for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, Redemptions and Exchanges Through BNY Mellon Fund Accounts and BNY Mellon Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Institutional Investors

Institutional Investors that purchase fund shares for themselves or on behalf of their clients should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Institutional Investors may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds
P.O. Box 9879, Providence, RI 02940-8079

Make checks payable to: BNY Mellon Funds.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-DREYFUS (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-DREYFUS (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds
P.O. Box 55268
Boston, Massachusetts 02205-5268

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-DREYFUS (inside the U.S. only). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively), call 1-800-DREYFUS (inside the U.S. only) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one BNY Mellon fund into another (not available for IRAs).

Auto-Exchange Privilege permits you to exchange your shares from one BNY Mellon fund into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege. You generally can exchange shares of a class of a BNY Mellon fund worth $500 or more into shares of the same class of any other BNY Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

The fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in funds in the Dreyfus Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, Money Market Funds) have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the Money Market Funds. The investment adviser also believes that money market funds, such as the Money Market Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a Money Market Fund's shares could increase the Money Market Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Money Market Fund's portfolio, which could detract from the Money Market Fund's performance. Accordingly, each Money Market Fund reserves the right to reject any purchase or exchange request.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Large Cap Stock Fund	Monthly
BNY Mellon Large Cap Market Opportunities Fund	Annually
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Annually
BNY Mellon Income Stock Fund	Monthly
BNY Mellon Mid Cap Multi-Strategy Fund	Annually
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon Focused Equity Opportunities Fund	Annually
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon International Appreciation Fund	Annually
BNY Mellon International Equity Income Fund	Quarterly
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Corporate Bond Fund	Monthly
BNY Mellon Short-Term U.S. Government Securities Fund	Monthly
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Monthly
BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly
BNY Mellon Money Market Fund	Monthly
BNY Mellon National Municipal Money Market Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

For BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund, the fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund anticipate that virtually all dividends paid by the fund to you will be exempt from federal and, as to the relevant fund, Pennsylvania, Massachusetts and New York, respectively, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Pennsylvania, Massachusetts and New York personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania, Massachusetts and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania, Massachusetts and New York state personal income taxes, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request.

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.97	9.17	8.14	7.16	6.77
Investment Operations:
Investment income—net[a]	.09	.12	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	1.88	1.21	1.03	.98	.39
Total from Investment Operations	1.97	1.33	1.11	1.07	.45
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	(4.69)	(.41)	-	-	-
Total Distributions	(4.79)	(.53)	(.08)	(.09)	(.06)
Net asset value, end of period	7.15	9.97	9.17	8.14	7.16
Total Return (%)	26.27	15.16	13.73	14.86	6.62
Ratios/Supplemental Data(%):
Ratio of total expenses to average net assets	.81	.80	.81	.80	.80
Ratio of net expenses to average net assets	.81	.80	.81	.80	.80
Ratio of net investment income to average net assets	1.20	1.23	.95	.98	.81
Portfolio Turnover Rate	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	468,446	732,612	971,849	1,093,037	1,178,235
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.97	9.17	8.15	7.16	6.78
Investment Operations:
Investment income—net[a]	.07	.09	.06	.06	.04
Net realized and unrealized
gain (loss) on investments	1.88	1.21	1.02	1.00	.38
Total from Investment Operations	1.95	1.30	1.08	1.06	.42
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.06)	(.07)	(.04)
Dividends from net realized gain on investments	(4.69)	(.41)	-	-	-
Total Distributions	(4.77)	(.50)	(.06)	(.07)	(.04)
Net asset value, end of period	7.15	9.97	9.17	8.15	7.16
Total Return (%)	25.96	14.87	13.33	14.78	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.06	1.06	1.06	1.05	1.05
Ratio of net investment income to average net assets	.93	.99	.71	.68	.56
Portfolio Turnover Rate	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	12,672	20,165	12,344	12,986	7,473
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.21	12.16	11.00	9.48	10.00
Investment Operations:
Investment income— net[b]	.11	.10	.06	.02	.00[c]
Net realized and unrealized
gain (loss) on investments	3.13	2.03	1.13	1.55	(.52)
Total from Investment Operations	3.24	2.13	1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.18)	(.08)	(.03)	(.02)	-
Dividends from net realized gain on investments	(1.06)	-	-	(.03)	-
Total Distributions	(1.24)	(.08)	(.03)	(.05)	-
Net asset value, end of period	16.21	14.21	12.16	11.00	9.48
Total Return (%)	23.67	17.64	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.53	.79	.78	.94	15.54[f]
Ratio of net expenses to average net assets[e]	.53	.79	.78	.75	.98[f]
Ratio of net investment income to average net assets[e]	.69	.76	.55	.21	.48[f]
Portfolio Turnover Rate	26.42	78.41	43.61	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	192,209	216,116	152,458	117,994	5,074
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Amount does not include the activity of the underlying funds.
[f]Annualized.

Financial Highlights (cont’d)

BNY Mellon Large Cap Market Opportunities Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.28	12.25	10.98	9.48	10.00
Investment Operations:
Investment income — net[b]	.06	.07	.13	.00[c]	.00[c]
Net realized and unrealized
gain (loss) on investments	3.17	2.04	1.14	1.54	(.52)
Total from Investment Operations	3.23	2.11	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.16)	(.08)	-	(.01)	-
Dividends from net realized gain on investments	(1.06)	-	-	(.03)	-
Total Distributions	(1.22)	(.08)	-	(.04)	-
Net asset value, end of period	16.29	14.28	12.25	10.98	9.48
Total Return (%)	23.54	17.29	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.81	1.05	1.02	1.24	9.38[f]
Ratio of net expenses to average net assets[e]	.81	1.05	1.02	1.00	1.23[f]
Ratio of net investment income to average net assets[e]	.45	.48	.95	.03	.16[f]
Portfolio Turnover Rate	26.42	78.41	43.61	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	631	103	28	11	9
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Amount does not include the activity of the underlying funds.
[f]Annualized.

Financial Highlights (cont’d)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.45	12.50	11.14	9.52	10.00
Investment Operations:
Investment income — net[b]	.15	.13	.09	.06	.01
Net realized and unrealized
gain (loss) on investments	3.22	1.93	1.32	1.61	(.49)
Total from Investment Operations	3.37	2.06	1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.20)	(.11)	(.05)	(.02)	-
Dividends from net realized gain on investments	(.50)	-	-	(.03)	-
Total Distributions	(.70)	(.11)	(.05)	(.05)	-
Net asset value, end of period	17.12	14.45	12.50	11.14	9.52
Total Return (%)	23.82	16.60	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.61	.79	.87	1.28	8.12[e]
Ratio of net expenses to average net assets[d]	.61	.79	.87	.88	.99[e]
Ratio of net investment income to average net assets[d]	.95	.97	.78	.51	.91[e]
Portfolio Turnover Rate	13.01	82.04	32.62	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	474,496	638,085	123,250	75,326	10,337
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Amount does not include the activity of the underlying funds.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	14.64	12.41	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.08	.13	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	3.30	2.10	1.31	1.54	(.49)
Total from Investment Operations	3.38	2.23	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	(.12)	-	-	(.02)	-
Dividends from net realized gain on investments	(.50)	-	-	(.03)	-
Total Distributions	(.62)	-	-	(.05)	-
Net asset value, end of period	17.40	14.64	12.41	11.04	9.52
Total Return (%)	23.47	17.97	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87	1.05	1.11	1.77	5.88[e]
Ratio of net expenses to average net assets[d]	.87	1.03	1.11	1.13	1.24[e]
Ratio of net investment income to average net assets[d]	.53	.89	.46	.26	.65[e]
Portfolio Turnover Rate	13.01	82.04	32.62	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	3,859	1,196	12	11	10
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Amount does not include the activity of the underlying funds.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Income Stock Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.39	6.99	6.28	5.49	5.39
Investment Operations:
Investment income—net[a]	.19	.24	.21	.17	.09
Net realized and unrealized
gain (loss) on investments	1.86	1.41	.70	.79	.10
Total from Investment Operations	2.05	1.65	.91	.96	.19
Distributions:
Dividends from investment income--net	(.19)	(.24)	(.20)	(.17)	(.09)
Dividends from net realized gain on investments	(.31)	(.01)	-	-	-
Total Distributions	(.50)	(.25)	(.20)	(.17)	(.09)
Net asset value, end of period	9.94	8.39	6.99	6.28	5.49
Total Return (%)	25.17	24.01	14.80	17.41	3.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.82	.86	.86
Ratio of net expenses to average net assets	.80	.81	.82	.86	.86
Ratio of net investment income to average net assets	2.08	3.03	3.17	2.71	1.55
Portfolio Turnover Rate	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	1,254,622	981,444	541,604	204,785	90,645
[a]Based on average shares outstanding.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.45	7.04	6.33	5.54	5.44
Investment Operations:
Investment income—net[a]	.16	.22	.19	.15	.08
Net realized and unrealized
gain (loss) on investments	1.89	1.43	.71	.80	.10
Total from Investment Operations	2.05	1.65	.90	.95	.18
Distributions:
Dividends from investment income--net	(.17)	(.23)	(.19)	(.16)	(.08)
Dividends from net realized gain on investments	(.31)	(.01)	-	-	-
Total Distributions	(.48)	(.24)	(.19)	(.16)	(.08)
Net asset value, end of period	10.02	8.45	7.04	6.33	5.54
Total Return (%)	24.75	23.84	14.45	17.02	3.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.06	1.06	1.12	1.11
Ratio of net expenses to average net assets	1.07	1.06	1.06	1.12	1.11
Ratio of net investment income to average net assets	1.74	2.80	2.91	2.32	1.29
Portfolio Turnover Rate	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	13,913	2,809	1,235	1,056	988
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.33	11.65	11.41	9.31	8.64
Investment Operations:
Investment income (loss)—net[a]	.05	.07	.01	(.00)[b]	.05
Net realized and unrealized
gain (loss) on investments	2.94	2.60	.60	2.10	.68
Total from Investment Operations	2.99	2.67	.61	2.10	.73
Distributions:
Dividends from investment income--net	(.05)	(.03)	(.04)	(.00)[b]	(.06)
Dividends from net realized gain on investments	(.69)	(.96)	(.33)	-	-
Total Distributions	(.74)	(.99)	(.37)	(.00)[b]	(.06)
Net asset value, end of period	15.58	13.33	11.65	11.41	9.31
Total Return (%)	23.09	24.74	5.66	22.59	8.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.92	.90	.90	.90
Ratio of net expenses to average net assets	.90	.92	.90	.90	.90
Ratio of net investment income (loss) to average net assets	.33	.59	.09	(.01)	.53
Portfolio Turnover Rate	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	1,922,073	1,572,562	1,188,324	1,280,742	1,162,906
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.17	11.52	11.29	9.24	8.57
Investment Operations:
Investment income (loss)—net[a]	.01	.04	(.02)	(.03)	.03
Net realized and unrealized
gain (loss) on investments	2.91	2.57	.60	2.08	.68
Total from Investment Operations	2.92	2.61	.58	2.05	.71
Distributions:
Dividends from investment income--net	(.03)	-	(.02)	-	(.04)
Dividends from net realized gain on investments	(.69)	(.96)	(.33)	-	-
Total Distributions	(.72)	(.96)	(.35)	-	(.04)
Net asset value, end of period	15.37	13.17	11.52	11.29	9.24
Total Return (%)	22.74	24.46	5.36	22.19	8.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net investment income (loss) to average net assets	.08	.37	(.16)	(.26)	.27
Portfolio Turnover Rate	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	52,447	29,639	25,283	28,098	20,733
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.78	11.53	10.78	8.94	8.57
Investment Operations:
Investment income (loss)—net[a]	(.04)	.01	(.00)[b]	(.02)	.00[b]
Net realized and unrealized
gain (loss) on investments	2.44	3.27	1.05	1.86	.38
Total from Investment Operations	2.40	3.28	1.05	1.84	.38
Distributions:
Dividends from investment income—net	-	(.03)	(.30)	-	(.01)
Net asset value, end of period	17.18	14.78	11.53	10.78	8.94
Total Return (%)	16.24	28.51	10.05	20.58	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.05	1.04	1.01	1.00
Ratio of net expenses to average net assets	1.03	1.05	1.04	1.01	.98
Ratio of net investment income (loss) to average net assets	(.21)	.09	(.01)	(.16)	.01
Portfolio Turnover Rate	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	347,613	299,415	232,952	351,122	412,824
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.36	11.21	10.49	8.72	8.36
Investment Operations:
Investment income (loss) — net[a]	(.07)	(.02)	(.03)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	2.36	3.17	1.03	1.81	.38
Total from Investment Operations	2.29	3.15	1.00	1.77	.36
Distributions:
Dividends from investment income – net	-	-	(.28)	-	-
Net asset value, end of period	16.65	14.36	11.21	10.49	8.72
Total Return (%)	15.95	28.10	9.76	20.30	4.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.29	1.26	1.25
Ratio of net expenses to average net assets	1.28	1.30	1.29	1.26	1.23
Ratio of net investment income (loss) to average net assets	(.46)	(.16)	(.26)	(.39)	(.24)
Portfolio Turnover Rate	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	11,485	8,472	6,397	7,815	6,022
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	15.24	13.08	12.04	10.09	10.00
Investment Operations:
Investment income— net[b]	.11	.16	.08	.04	.06
Net realized and unrealized
gain on investments	4.31	2.12	1.01	1.96	.04
Total from Investment Operations	4.42	2.28	1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.14)	(.12)	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(1.22)	-	(.03)	-	(.00)[c]
Total Distributions	(1.36)	(.12)	(.05)	(.05)	(.01)
Net asset value, end of period	18.30	15.24	13.08	12.04	10.09
Total Return (%)	30.54	17.54	9.07	19.82	1.01[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.86	.87	.87	.98[e]
Ratio of net expenses to average net assets	.85	.86	.87	.87	.89[e]
Ratio of net investment income to average net assets	.65	1.12	.62	.29	.59[e]
Portfolio Turnover Rate	76.48	77.03	59.71	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	674,222	539,019	467,903	425,016	238,332
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	15.18	13.05	12.04	10.07	10.00
Investment Operations:
Investment income—net[b]	.06	.12	.06	.00[c]	.02
Net realized and unrealized
gain on investments	4.30	2.10	.99	1.99	.06
Total from Investment Operations	4.36	2.22	1.05	1.99	.08
Distributions:
Dividends from investment income—net	(.12)	(.09)	(.01)	(.02)	(.01)
Dividends from net realized gain on investments	(1.22)	-	(.03)	-	(.00)[c]
Total Distributions	(1.34)	(.09)	(.04)	(.02)	(.01)
Net asset value, end of period	18.20	15.18	13.05	12.04	10.07
Total Return (%)	30.18	17.12	8.73	19.80	.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.13	1.13	1.12	1.53[e]
Ratio of net expenses to average net assets	1.11	1.13	1.13	1.12	1.14[e]
Ratio of net investment income to average net assets	.36	.90	.52	.00[f]	.23[e]
Portfolio Turnover Rate	76.48	77.03	59.71	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	3,569	979	203	26	13
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.
[f]Amount represents less than .01%.

Financial Highlights (cont’d)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	15.09	12.99	13.14	10.92	10.00
Investment Operations:
Investment income — net[b]	.07	.12	.05	.04	.01
Net realized and unrealized
gain (loss) on investments	2.82	2.19	(.02)	2.31	.95
Total from Investment Operations	2.89	2.31	.03	2.35	.96
Distributions:
Dividends from investment income-net	(.08)	(.21)	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	(.92)	-	-	(.09)	(.03)
Total Distributions	(1.00)	(.21)	(.18)	(.13)	(.04)
Net asset value, end of period	16.98	15.09	12.99	13.14	10.92
Total Return (%)	19.84	18.07	.34	21.41	9.65[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.92	.92	1.07[d]
Ratio of net expenses to average net assets	.91	.92	.92	.92	.92[d]
Ratio of net investment income to average net assets	.46	.83	.38	.29	.06[d]
Portfolio Turnover Rate	144.87	169.30	149.30	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	411,334	464,031	526,484	510,512	222,034
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Share	2014	2013	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	15.02	12.94	13.11	10.89	10.00
Investment Operations:
Investment income—net[b]	.00 [c]	.09	.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	2.84	2.17	(.01)	2.30	.92
Total from Investment Operations	2.84	2.26	(.01)	2.31	.93
Distributions:
Dividends from investment income—net	(.06)	(.18)	(.16)	-	(.01)
Dividends from net realized gain on investments	(.92)	-	-	(.09)	(.03)
Total Distributions	(.98)	(.18)	(.16)	(.09)	(.04)
Net asset value, end of period	16.88	15.02	12.94	13.11	10.89
Total Return (%)	19.53	17.65	.08	21.14	9.34[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.17	1.17	1.20	2.35[e]
Ratio of net expenses to average net assets	1.17	1.17	1.17	1.20	1.20[e]
Ratio of net investment income to average net assets	(.03)	.64	.04	.06	.08[e]
Portfolio Turnover Rate	144.87	169.30	149.30	107.81	109.25[d]
Net Assets, end of period ($ x 1,000)	3,088	439	957	507	16
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.14	9.29	9.94	9.38	10.12
Investment Operations:
Investment income—net[a]	.21	.19	.22	.22	.18
Net realized and unrealized
gain (loss) on investments	1.57	1.98	(.54)	.55	(.67)
Total from Investment Operations	1.78	2.17	(.32)	.77	(.49)
Distributions:
Dividends from investment income—net	(.20)	(.32)	(.33)	(.21)	(.25)
Net asset value, end of period	12.72	11.14	9.29	9.94	9.38
Total Return (%)	16.11	23.74	(2.98)	8.05	(5.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.05	1.04	1.02	1.09
Ratio of net expenses to average net assets	1.03	1.05	1.04	1.02	1.09
Ratio of net investment income to average net assets	1.64	1.77	2.35	2.07	1.79
Portfolio Turnover Rate	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	990,119	519,964	549,601	879,450	996,647
[a]Based on average shares outstanding.

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.82	9.84	10.51	9.92	10.69
Investment Operations:
Investment income—net[a]	.19	.17	.18	.21	.16
Net realized and unrealized
gain (loss) on investments	1.67	2.10	(.54)	.56	(.70)
Total from Investment Operations	1.86	2.27	(.36)	.77	(.54)
Distributions:
Dividends from investment income—net	(.18)	(.29)	(.31)	(.18)	(.23)
Net asset value, end of period	13.50	11.82	9.84	10.51	9.92
Total Return (%)	15.85	23.36	(3.20)	7.67	(5.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.29	1.27	1.34
Ratio of net expenses to average net assets	1.28	1.30	1.29	1.27	1.34
Ratio of net investment income to average net assets	1.38	1.51	1.85	1.79	1.46
Portfolio Turnover Rate	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	8,952	4,432	4,116	6,157	4,319
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.11	9.19	10.65	10.02	8.71
Investment Operations:
Investment income—net[a]	.10	.12	.12	.14	.08
Net realized and unrealized
gain (loss) on investments	1.88	(.10)	(1.16)	.54	1.31
Total from Investment Operations	1.98	.02	(1.04)	.68	1.39
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.11)	(.05)	(.08)
Dividends from net realized gain on investments	-	-	(.31)	-	-
Total Distributions	(.11)	(.10)	(.42)	(.05)	(.08)
Net asset value, end of period	10.98	9.11	9.19	10.65	10.02
Total Return (%)	21.82	.09	(9.55)	6.77	15.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.41	1.40	1.41	1.54
Ratio of net expenses to average net assets	1.42	1.41	1.40	1.41	1.54
Ratio of net investment income to average net assets	1.04	1.19	1.21	1.20	.85
Portfolio Turnover Rate	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	2,046,317	1,830,754	2,138,311	2,352,233	1,796,274
[a]Based on average shares outstanding.

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.33	9.41	10.91	10.27	8.94
Investment Operations:
Investment income—net[a]	.09	.09	.09	.13	.06
Net realized and unrealized
gain (loss) on investments	1.91	(.10)	(1.19)	.55	1.33
Total from Investment Operations	2.00	(.01)	(1.10)	.68	1.39
Distributions:
Dividends from investment income—net	(.08)	(.07)	(.09)	(.04)	(.06)
Dividends from net realized gain on investments	-	-	(.31)	-	-
Total Distributions	(.08)	(.07)	(.40)	(.04)	(.06)
Net asset value, end of period	11.25	9.33	9.41	10.91	10.27
Total Return (%)	21.57	(.19)	(9.86)	6.59	15.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.65	1.65	1.67	1.77
Ratio of net expenses to average net assets	1.67	1.65	1.65	1.67	1.77
Ratio of net investment income to average net assets	.90	.90	.87	1.10	.54
Portfolio Turnover Rate	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	22,947	10,864	16,326	22,027	7,091
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	10.80	11.31	10.54	11.35
Investment Operations:
Investment income—net[a]	.38	.27	.28	.36	.26
Net realized and unrealized
gain (loss) on investments	1.42	1.69	(.39)	.68	(.73)
Total from Investment Operations	1.80	1.96	(.11)	1.04	(.47)
Distributions:
Dividends from investment income—net	(.28)	(.38)	(.40)	(.27)	(.34)
Net asset value, end of period	13.90	12.38	10.80	11.31	10.54
Total Return (%)	14.65	18.39	(.55)	9.75	(4.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.83	.83	.70	.68
Ratio of net expenses to average net assets	.81	.83	.83	.70	.66
Ratio of net investment income to average net assets	2.78	2.27	2.66	2.94	2.29
Portfolio Turnover Rate	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	111,225	98,361	119,730	198,122	218,067
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.24	10.68	11.19	10.43	11.24
Investment Operations:
Investment income—net[a]	.34	.25	.27	.33	.23
Net realized and unrealized
gain (loss) on investments	1.41	1.66	(.41)	.67	(.72)
Total from Investment Operations	1.75	1.91	(.14)	1.00	(.49)
Distributions:
Dividends from investment income—net	(.25)	(.35)	(.37)	(.24)	(.32)
Net asset value, end of period	13.74	12.24	10.68	11.19	10.43
Total Return (%)	14.39	18.13	(.85)	9.50	(4.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.08	1.09	.95	.93
Ratio of net expenses to average net assets	1.06	1.08	1.09	.95	.90
Ratio of net investment income to average net assets	2.52	2.08	2.52	2.75	2.08
Portfolio Turnover Rate	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	5,310	4,773	4,302	4,019	3,462
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon International Equity Income Fund
	Class M Shares			Investor Shares
	Year Ended August 31,
	2014	2013	2012[a]	2014	2013	2012[a]
Per Share Data ($):
Net asset value, beginning of period	13.81	12.87	12.50	13.89	12.88	12.50
Investment Operations:
Investment income — net[b]	.75	.64	.65	.50	.98	.65
Net realized and unrealized
gain (loss) on investments	.90	.87	(.02)	1.11	.49	(.04)
Total from Investment Operations	1.65	1.51	.63	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.64)	(.57)	(.26)	(.61)	(.46)	(.23)
Net asset value, end of period	14.82	13.81	12.87	14.89	13.89	12.88
Total Return (%)	12.08	11.96	5.28[c]	11.79	11.56	5.10[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.15	1.62[d]	1.36	1.42	2.10[d]
Ratio of net expenses to average net assets	1.08	1.15	1.20[d]	1.36	1.42	1.45[d]
Ratio of net investment income to average net assets	5.13	4.57	7.38[d]	3.81	5.34	7.14[d]
Portfolio Turnover Rate	83.07	74.80	95.27[c]	83.07	74.80	95.27[c]
Net Assets, end of period ($ x 1,000)	341,645	165,132	81,034	919	51	10
[a]From December 15, 2011 (commencement of operations) to August 31, 2012.
[b]Based on average shares outstanding.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.89	13.71	13.38	13.36	12.90
Investment Operations:
Investment income—net[a]	.31	.32	.38	.39	.43
Net realized and unrealized
gain on investments	.34	(.64)	.42	.14	.56
Total from Investment Operations	.65	(.32)	.80	.53	.99
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.44)	(.49)	(.53)
Dividends from net realized gain on investments	(.18)	(.11)	(.03)	(.02)	-
Total Distributions	(.54)	(.50)	(.47)	(.51)	(.53)
Net asset value, end of period	13.00	12.89	13.71	13.38	13.36
Total Return (%)	5.19	(2.41)	6.05	4.06	7.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.41	2.40	2.80	2.98	3.29
Portfolio Turnover Rate	43.62	66.14[b]	76.43	86.75[b]	99.66
Net Assets, end of period ($ x 1,000)	1,040,204	1,148,032	1,326,472	1,353,593	1,455,913
[a]Based on average shares outstanding.
[b]The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.86	13.69	13.35	13.34	12.88
Investment Operations:
Investment income—net[a]	.28	.29	.34	.35	.39
Net realized and unrealized
gain on investments	.34	(.65)	.43	.13	.57
Total from Investment Operations	.62	(.36)	.77	.48	.96
Distributions:
Dividends from investment income—net	(.33)	(.36)	(.40)	(.45)	(.50)
Dividends from net realized gain on investments	(.18)	(.11)	(.03)	(.02)	-
Total Distributions	(.51)	(.47)	(.43)	(.47)	(.50)
Net asset value, end of period	12.97	12.86	13.69	13.35	13.34
Total Return (%)	4.95	(2.74)	5.87	3.72	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net investment income to average net assets	2.16	2.16	2.55	2.73	3.03
Portfolio Turnover Rate	43.62	66.14[b]	76.43	86.75[b]	99.66
Net Assets, end of period ($ x 1,000)	9,246	8,387	9,240	11,083	12,971
[a]Based on average shares outstanding.
[b]The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

Financial Highlights (cont’d)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.21	.23	.29	.32	.35
Net realized and unrealized
gain on investments	.17	(.44)	.25	.04	.47
Total from Investment Operations	.38	(.21)	.54	.36	.82
Distributions:
Dividends from investment income—net	(.27)	(.30)	(.37)	(.42)	(.48)
Dividends from net realized gain on investments	(.09)	(.02)	(.00)[b]	-	-
Total Distributions	(.36)	(.32)	(.37)	(.42)	(.48)
Net asset value, end of period	12.75	12.73	13.26	13.09	13.15
Total Return (%)	2.87	(1.64)	4.18	2.84	6.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.55	.55
Ratio of net expenses to average net assets	.55	.56	.55	.55	.55
Ratio of net investment income to average net assets	1.66	1.77	2.23	2.42	2.72
Portfolio Turnover Rate	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	912,247	949,095	957,778	980,237	988,555
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.18	.20	.26	.29	.31
Net realized and unrealized
gain on investments	.16	(.45)	.24	.04	.48
Total from Investment Operations	.34	(.25)	.50	.33	.79
Distributions:
Dividends from investment income—net	(.23)	(.26)	(.33)	(.39)	(.45)
Dividends from net realized gain on investments	(.09)	(.02)	(.00)[b]	-	-
Total Distributions	(.32)	(.28)	(.33)	(.39)	(.45)
Net asset value, end of period	12.75	12.73	13.26	13.09	13.15
Total Return (%)	2.69	(1.91)	3.91	2.57	6.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.82	.81	.80	.81
Ratio of net expenses to average net assets	.80	.82	.81	.80	.81
Ratio of net investment income to average net assets	1.40	1.51	1.98	2.18	2.44
Portfolio Turnover Rate	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	6,415	8,397	5,012	4,260	4,768
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Corporate Bond Fund
	Class M Shares			Investor Shares
	Year Ended August 31,
	2014	2013	2012[a]	2014	2013	2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.49	12.91	12.50	12.49	12.91	12.50
Investment Operations:
Investment income — net[b]	.32	.30	.12	.28	.26	.07
Net realized and unrealized
gain on investments	.56	(.29)	.43	.57	(.29)	.46
Total from Investment Operations	.88	.01	.55	.85	(.03)	.53
Distributions:
Dividends from investment income—net	(.41)	(.39)	(.14)	(.38)	(.35)	(.12)
Dividends from net realized gain on investments	(.00)[c]	(.04)	-	(.00)[c]	(.04)	-
Total Distributions	(.41)	(.43)	(.14)	(.38)	(.39)	(.12)
Net asset value, end of period	12.96	12.49	12.91	12.96	12.49	12.91
Total Return (%)	7.21	.02	4.40[d]	6.92	(.24)	4.29[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.58	.70[e]	.82	.85	1.12[e]
Ratio of net expenses to average net assets	.56	.58	.60[e]	.82	.85	.85[e]
Ratio of net investment income to average net assets	2.48	2.31	2.25[e]	2.21	2.05	1.67[e]
Portfolio Turnover Rate	33.17	36.99	34.08[d]	33.17	36.99	34.08[d]
Net Assets, end of period ($ x 1,000)	747,274	554,152	312,231	1,519	575	40
[a]From March 2, 2012 (commencement of operations) to August 31, 2012.
[b]Based on average shares outstanding.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.03	12.22	12.30	12.40	12.39
Investment Operations:
Investment income (loss)—net[a]	.02	(.02)	(.00)[b]	.07	.13
Net realized and unrealized
gain (loss) on investments	.03	(.04)	.01	.02	.11
Total from Investment Operations	.05	(.06)	.01	.09	.24
Distributions:
Dividends from investment income—net	(.13)	(.13)	(.09)	(.19)	(.23)
Net asset value, end of period	11.95	12.03	12.22	12.30	12.40
Total Return (%)	.44	(.49)	.07	.71	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.52	.52	.53
Ratio of net expenses to average net assets	.53	.53	.52	.52	.53
Ratio of net investment income (loss) to average net assets	.19	(.13)	(.00)[c]	.56	1.07
Portfolio Turnover Rate	116.19	125.01	152.13	143.65	59.58
Net Assets, end of period ($ x 1,000)	253,961	279,192	302,756	349,975	304,707
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.
[c]Amount represents less than .01%.

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.01	12.21	12.29	12.40	12.39
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.05)	(.04)	.04	.11
Net realized and unrealized
gain (loss) on investments	.03	(.05)	.02	.00[b]	.10
Total from Investment Operations	.02	(.10)	(.02)	.04	.21
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.06)	(.15)	(.20)
Net asset value, end of period	11.93	12.01	12.21	12.29	12.40
Total Return (%)	.18	(.84)	(.15)	.34	1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78	.78
Ratio of net expenses to average net assets	.78	.78	.78	.78	.78
Ratio of net investment income (loss) to average net assets	(.06)	(.40)	(.29)	.34	.84
Portfolio Turnover Rate	116.19	125.01	152.13	143.65	59.58
Net Assets, end of period ($ x 1,000)	801	894	1,142	1,171	987
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.22	13.98	13.45	13.75	13.10
Investment Operations:
Investment income—net[a]	.39	.41	.43	.48	.50
Net realized and unrealized
gain (loss) on investments	.55	(.73)	.53	(.22)	.65
Total from Investment Operations	.94	(.32)	.96	.26	1.15
Distributions:
Dividends from investment income—net	(.39)	(.39)	(.43)	(.48)	(.50)
Dividends from net realized gain on investments	-	(.05)	(.00)[b]	(.08)	-
Total Distributions	(.39)	(.44)	(.43)	(.56)	(.50)
Net asset value, end of period	13.77	13.22	13.98	13.45	13.75
Total Return (%)	7.18	(2.43)	7.25	2.07	8.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	2.90	2.94	3.16	3.65	3.76
Portfolio Turnover Rate	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	1,827,575	1,692,786	1,697,522	1,535,563	1,638,004
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.20	13.97	13.44	13.73	13.09
Investment Operations:
Investment income—net[a]	.36	.37	.40	.45	.47
Net realized and unrealized
gain (loss) on investments	.54	(.74)	.53	(.21)	.64
Total from Investment Operations	.90	(.37)	.93	.24	1.11
Distributions:
Dividends from investment income—net	(.35)	(.35)	(.40)	(.45)	(.47)
Dividends from net realized gain on investments	-	(.05)	(.00)[b]	(.08)	-
Total Distributions	(.35)	(.40)	(.40)	(.53)	(.47)
Net asset value, end of period	13.75	13.20	13.97	13.44	13.73
Total Return (%)	6.92	(2.68)	6.99	1.90	8.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.65	2.68	2.92	3.41	3.51
Portfolio Turnover Rate	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	42,042	37,095	38,067	41,237	33,931
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.86	13.01	12.99	13.01	12.80
Investment Operations:
Investment income—net[a]	.10	.12	.15	.18	.21
Net realized and unrealized
gain (loss) on investments	.09	(.15)	.02	(.02)	.21
Total from Investment Operations	.19	(.03)	.17	.16	.42
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.15)	(.18)	(.21)
Dividends from net realized gain on investments	(.01)	-	-	-	-
Total Distributions	(.11)	(.12)	(.15)	(.18)	(.21)
Net asset value, end of period	12.94	12.86	13.01	12.99	13.01
Total Return (%)	1.37	(.27)	1.34	1.31	3.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net investment income to average net assets	.77	.89	1.18	1.38	1.60
Portfolio Turnover Rate	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	1,244,187	1,181,988	1,241,129	1,088,334	1,060,685
[a]Based on average shares outstanding.

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.85	13.00	12.97	12.99	12.78
Investment Operations:
Investment income—net[a]	.07	.08	.12	.15	.19
Net realized and unrealized
gain (loss) on investments	.09	(.15)	.03	(.02)	.20
Total from Investment Operations	.16	(.07)	.15	.13	.39
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.12)	(.15)	(.18)
Dividends from net realized gain on investments	(.01)	-	-	-	-
Total Distributions	(.08)	(.08)	(.12)	(.15)	(.18)
Net asset value, end of period	12.93	12.85	13.00	12.97	12.99
Total Return (%)	1.20	(.52)	1.17	.98	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.77	.77
Ratio of net expenses to average net assets	.76	.76	.76	.77	.77
Ratio of net investment income to average net assets	.52	.63	.92	1.15	1.39
Portfolio Turnover Rate	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	9,696	4,479	4,009	4,021	2,356
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.27	13.15	12.77	12.96	12.40
Investment Operations:
Investment income—net[a]	.36	.36	.42	.46	.46
Net realized and unrealized
gain (loss) on investments	.40	(.79)	.38	(.19)	.56
Total from Investment Operations	.76	(.43)	.80	.27	1.02
Distributions:
Dividends from investment income—net	(.36)	(.36)	(.42)	(.46)	(.46)
Dividends from net realized gain on investments	(.11)	(.09)	-	-	(.00)[b]
Total Distributions	(.47)	(.45)	(.42)	(.46)	(.46)
Net asset value, end of period	12.56	12.27	13.15	12.77	12.96
Total Return (%)	6.31	(3.47)	6.34	2.21	8.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.67	.67	.66	.66
Ratio of net expenses to average net assets	.68	.67	.67	.66	.66
Ratio of net investment income to average net assets	2.89	2.80	3.23	3.67	3.68
Portfolio Turnover Rate	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	306,673	357,431	403,371	420,586	500,892
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.25	13.14	12.75	12.94	12.39
Investment Operations:
Investment income—net[a]	.33	.33	.38	.43	.44
Net realized and unrealized
gain (loss) on investments	.39	(.80)	.41	(.19)	.54
Total from Investment Operations	.72	(.47)	.79	.24	.98
Distributions:
Dividends from investment income—net	(.32)	(.33)	(.40)	(.43)	(.43)
Dividends from net realized gain on investments	(.11)	(.09)	-	-	(.00)[b]
Total Distributions	(.43)	(.42)	(.40)	(.43)	(.43)
Net asset value, end of period	12.54	12.25	13.14	12.75	12.94
Total Return (%)	6.04	(3.71)	6.28	1.95	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.92	.92	.91	.92
Ratio of net expenses to average net assets	.93	.92	.92	.91	.92
Ratio of net investment income to average net assets	2.64	2.58	2.97	3.42	3.42
Portfolio Turnover Rate	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	4,437	4,200	8,520	9,153	9,385

[a]Based on average shares outstanding.

[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.36	.37	.41	.45	.45
Net realized and unrealized
gain (loss) on investments	.42	(.77)	.44	(.20)	.53
Total from Investment Operations	.78	(.40)	.85	.25	.98
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.42)	(.45)	(.45)
Dividends from net realized gain on investments	(.09)	(.15)	(.01)	(.07)	-
Total Distributions	(.45)	(.52)	(.43)	(.52)	(.45)
Net asset value, end of period	12.95	12.62	13.54	13.12	13.39
Total Return (%)	6.21	(3.11)	6.50	2.02	7.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.53	.53	.52
Ratio of net expenses to average net assets	.53	.53	.53	.52	.52
Ratio of net investment income to average net assets	2.85	2.79	3.11	3.49	3.44
Portfolio Turnover Rate	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	305,513	312,640	346,647	349,768	407,667
[a]Based on average shares outstanding.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.34	.34	.38	.42	.42
Net realized and unrealized
gain (loss) on investments	.40	(.77)	.43	(.20)	.53
Total from Investment Operations	.74	(.43)	.81	.22	.95
Distributions:
Dividends from investment income—net	(.33)	(.34)	(.38)	(.42)	(.42)
Dividends from net realized gain on investments	(.09)	(.15)	(.01)	(.07)	-
Total Distributions	(.42)	(.49)	(.39)	(.49)	(.42)
Net asset value, end of period	12.94	12.62	13.54	13.12	13.39
Total Return (%)	5.95	(3.35)	6.23	1.77	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78	.77
Ratio of net expenses to average net assets	.78	.78	.78	.77	.77
Ratio of net investment income to average net assets	2.60	2.55	2.86	3.24	3.20
Portfolio Turnover Rate	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	9,910	8,261	9,107	8,430	8,143
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.11	11.92	11.46	11.60	11.16
Investment Operations:
Investment income—net[a]	.31	.30	.36	.38	.38
Net realized and unrealized
gain (loss) on investments	.46	(.69)	.49	(.13)	.44
Total from Investment Operations	.77	(.39)	.85	.25	.82
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.36)	(.38)	(.38)
Dividends from net realized gain on investments	(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.48)	(.42)	(.39)	(.39)	(.38)
Net asset value, end of period	11.40	11.11	11.92	11.46	11.60
Total Return (%)	7.04	(3.40)	7.48	2.31	7.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.70	.71	.70	.72
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.79	2.57	3.06	3.41	3.33
Portfolio Turnover Rate	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	172,407	184,657	203,768	182,547	196,795
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.12	11.93	11.47	11.61	11.17
Investment Operations:
Investment income—net[a]	.29	.27	.33	.36	.35
Net realized and unrealized
gain (loss) on investments	.44	(.69)	.49	(.14)	.44
Total from Investment Operations	.73	(.42)	.82	.22	.79
Distributions:
Dividends from investment income—net	(.28)	(.27)	(.33)	(.35)	(.35)
Dividends from net realized gain on investments	(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.45)	(.39)	(.36)	(.36)	(.35)
Net asset value, end of period	11.40	11.12	11.93	11.47	11.61
Total Return (%)	6.77	(3.63)	7.20	2.05	7.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.95	.96	.95	.97
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.54	2.32	2.81	3.16	3.08
Portfolio Turnover Rate	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	16,428	17,930	19,097	17,177	17,352
[a]Based on average shares outstanding.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	13.42	12.27	12.78	12.22
Investment Operations:
Investment income — net[a]	.49	.43	.50	.52	.50
Net realized and unrealized
gain (loss) on investments	1.04	(.92)	1.15	(.35)	.95
Total from Investment Operations	1.53	(.49)	1.65	.17	1.45
Distributions:
Dividends from investment income—net	(.48)	(.43)	(.50)	(.50)	(.52)
Dividends from net realized gain on investments	(.27)	(.12)	-	(.18)	(.37)
Total Distributions	(.75)	(.55)	(.50)	(.68)	(.89)
Net asset value, end of period	13.16	12.38	13.42	12.27	12.78
Total Return (%)	12.88	(3.95)	13.65	1.54	12.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.73	.73	.71
Ratio of net expenses to average net assets	.71	.71	.73	.73	.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	.05	.06	.06	.01
Ratio of net investment income to average net assets	3.88	3.22	3.84	4.22	4.12
Portfolio Turnover Rate	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	1,023,660	946,739	721,943	505,035	384,993
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	13.43	12.27	12.79	12.22
Investment Operations:
Investment income — net[a]	.46	.40	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	1.05	(.93)	1.16	(.35)	.93
Total from Investment Operations	1.51	(.53)	1.63	.13	1.43
Distributions:
Dividends from investment income—net	(.46)	(.40)	(.47)	(.47)	(.49)
Dividends from net realized gain on investments	(.27)	(.12)	-	(.18)	(.37)
Total Distributions	(.73)	(.52)	(.47)	(.65)	(.86)
Net asset value, end of period	13.16	12.38	13.43	12.27	12.79
Total Return (%)	12.54	(4.19)	13.46	1.21	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.99	.98	.96
Ratio of net expenses to average net assets	.98	.96	.99	.98	.95
Ratio of interest and expense related to floating rate notes issued to average net assets	.05	.05	.06	.06	.01
Ratio of net investment income to average net assets	3.67	2.98	3.63	3.93	4.00
Portfolio Turnover Rate	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	5,126	2,947	2,328	1,152	1,157
[a]Based on average shares outstanding.

Financial Highlights (cont’d)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.68	10.97	10.63	9.85	9.44
Investment Operations:
Investment income—net[a]	.17	.19	.17	.16	.19
Net realized and unrealized
gain (loss) on investments	1.67	.81	.43	.83	.46
Total from Investment Operations	1.84	1.00	.60	.99	.65
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.21)	(.21)	(.24)
Dividends from net realized gain on investments	(.69)	(.03)	(.05)	-	-
Total Distributions	(.95)	(.29)	(.26)	(.21)	(.24)
Net asset value, end of period	12.57	11.68	10.97	10.63	9.85
Total Return (%)	16.25	9.20	5.72	10.00	6.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.35	.37	.37	.53	.57
Ratio of net expenses to average net assets[b]	.26	.25	.27	.53	.57
Ratio of net investment income to average net assets[b]	1.43	1.69	1.59	1.49	1.78
Portfolio Turnover Rate	48.28	27.39[c]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	493,660	411,214	392,948	365,661	335,138
[a]Based on average shares outstanding.
[b]Amount does not include the activity of the underlying funds.
[c]The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.74	11.03	10.69	9.90	9.50
Investment Operations:
Investment income—net[a]	.14	.17	.14	.14	.17
Net realized and unrealized
gain (loss) on investments	1.68	.80	.43	.83	.44
Total from Investment Operations	1.82	.97	.57	.97	.61
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.18)	(.18)	(.21)
Dividends from net realized gain on investments	(.69)	(.03)	(.05)	-	-
Total Distributions	(.92)	(.26)	(.23)	(.18)	(.21)
Net asset value, end of period	12.64	11.74	11.03	10.69	9.90
Total Return (%)	15.96	8.86	5.44	9.77	6.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.61	.62	.62	.78	.82
Ratio of net expenses to average net assets[b]	.52	.50	.53	.78	.82
Ratio of net investment income to average net assets[b]	1.17	1.45	1.28	1.23	1.54
Portfolio Turnover Rate	48.28	27.39[c]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	8,338	4,939	5,091	4,265	4,015
[a]Based on average shares outstanding at each month end.
[b]Amount does not include the activity of the underlying funds.
[c]The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

Financial Highlights (cont’d)

BNY Mellon Money Market Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000 [a]	.000 [a]	.000[a]	.000[a]	.001
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.02	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	.31	.30	.30	.30
Ratio of net expenses to average net assets	.14	.20	.21	.26	.29
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.02	.07
Net Assets, end of period ($ x 1,000)	381,864	387,463	857,600	1,006,111	1,092,771
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%

BNY Mellon Money Market Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.58	.55	.55
Ratio of net expenses to average net assets	.14	.19	.22	.26	.38
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	8,056	4,640	10,340	1,522	312
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

Financial Highlights (cont’d)

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Class M Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.03	.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.30	.29	.30
Ratio of net expenses to average net assets	.13	.23	.22	.26	.28
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.03	.04
Net Assets, end of period ($ x 1,000)	851,238	1,009,973	1,316,666	1,352,760	1,551,274
[a]Amount represents less than $.01 per share.
[b]Amount represents less than .01%

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57	.56	.54	.55
Ratio of net expenses to average net assets	.13	.24	.23	.29	.33
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	2,648	2,865	1,022	272	1
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

NOTES

NOTES

BNY Mellon Large Cap Stock Fund	BNY Mellon Intermediate Bond Fund
BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Corporate Bond Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon Income Stock Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon International Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon Emerging Markets Fund	BNY Mellon Asset Allocation Fund
BNY Mellon International Appreciation Fund	BNY Mellon Money Market Fund
BNY Mellon International Equity Income Fund	BNY Mellon National Municipal Money Market Fund
BNY Mellon Bond Fund

Series of BNY Mellon Funds Trust

SEC file number: 811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. Each fund's most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each equity and fixed-income fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, and each money market fund will disclose its complete schedule of portfolio holdings daily, at www.dreyfus.com, under Products and Performance. The information will be posted with a 30-day lag, except for the money market funds. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. The schedule of holdings for the funds will remain on the website until the Trust files Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the Trust's policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Trust's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Wealth Management Clients, please contact your Account Officer or call 1-888-281-7350.

BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

Institutional Investors and Clients of Investment Advisory Firms, please contact your financial advisor or call 1-888-281-7350.

Individual Account holders, please call Dreyfus at 1-800-DREYFUS (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail. Wealth Management Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Institutional Investors and Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2014 MBSC Securities Corporation MFTP1214

The BNY Mellon Funds

Funds	Investor shares
Ticker Symbols

BNY Mellon Money Market Fund	MLOXX
BNY Mellon National Municipal Money Market Fund	MNTXX

P R O S P E C T U S December 31, 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries

BNY Mellon Money Market Fund	4
BNY Mellon National Municipal Money Market Fund	7
Fund Details

BNY Mellon Money Market Fund	10
BNY Mellon National Municipal Money Market Fund	10
Investment Risks	11
Management	13
Shareholder Guide

Buying, Selling and Exchanging Shares	15
General Policies	15
Distributions and Taxes	16
Financial Highlights	17
For More Information

See back cover.

The Funds

Each fund is offering its Investor shares in this prospectus.

3

Fund Summary

BNY Mellon Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor shares
Investment advisory fees	0.15%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.05%
Total annual fund operating expenses	0.57%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$58	$183	$318	$714
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and taxable municipal obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in bank obligations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception,

4

and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

5

•

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%) Investor

Best Quarter Q3, 2007: 1.22% Worst Quarter Q2, 2013: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2014 was 0.00%.

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Investor	0.00%	0.07%	1.57%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered by this prospectus only to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor shares
Investment advisory fees	0.15%
Other expenses
Shareholder services fees	0.25%
Administration fees	0.12%
Other expenses of the fund	0.03%
Total annual fund operating expenses	0.55%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$56	$176	$307	$689
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

7

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%) Investor

Best Quarter Q2, 2007: 0.81% Worst Quarter Q4, 2013: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2014 was 0.00%.

8

Average Annual Total Returns as of 12/31/13
Class	1 Year	5 Years	10 Years
Investor	0.00%	0.01%	1.02%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s shares are offered by this prospectus only to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9

Fund Details

BNY Mellon Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• taxable municipal obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days. The fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by the investment adviser.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

10

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by the investment adviser, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while each fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the funds' share prices from falling below $1.00.

The funds also are subject to the investment risks listed in the table below. For a description of the risks listed in the table, please see "Glossary – Investment Risks" below.

Investment Risks
	Money Market Fund	National Municipal Money Market Fund
Banking industry risk	✓
Credit risk	✓	✓
Foreign investment risk	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity risk	✓	✓
Municipal securities risk	✓	✓
Regulatory risk	✓	✓
Repurchase agreement counterparty risk	✓
Tax risk		✓
Glossary - Investment Risks

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held

11

to maturity, but the market values for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and remaining fund shareholders.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• Regulatory risk. The Securities and Exchange Commission has adopted amendments to the rules governing money market funds that may change the way that the fund, and similar money market funds, operate. Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price. In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's Weekly Liquid Assets falling below certain minimums as defined in amended Rule 2a-7. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016. As a result of the amendments, additional expenses may be incurred by the fund.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

12

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $261 billion in 171 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $28.3 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Distributor

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of the investment adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the funds to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser or its affiliates.

Investment Advisory Fee

Each fund has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal year ended August 31, 2014, each fund paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2014.

13

Investment Advisory Fees
Name of Fund	Contractual Investment Advisory Fee (as a percentage of average daily net assets)	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Money Market Fund	0.15%	0.15%*
BNY Mellon National Municipal Money Market Fund	0.15%	0.15%*
*The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2014.

14

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Investor shares in this prospectus to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of MBSC Securities Corporation (BNY Mellon Wealth Brokerage Clients), to be used as "sweep vehicles" for cash held in their brokerage accounts. Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). Persons who hold fund shares through BNY Mellon Wealth Brokerage Accounts should contact their financial advisor for information concerning purchasing, selling (redeeming) and exchanging fund shares.

Each fund also offers Class M shares pursuant to another prospectus (the "Class M Prospectus"). Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients) and to certain other persons as more particularly described in the Class M Prospectus. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the Class M Prospectus and the funds' Statement of Additional Information for more information.

You pay no sales charges to invest in the Investor shares of either fund. Your price for fund shares is the fund's net asset value per share (NAV), which is calculated as of 12:00 noon Eastern time for each fund on days when the New York Stock Exchange is open for regular business. Each fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

Investments in money market securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, such securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for money market funds, such as the funds, to be able to price their shares at $1.00 per share.

General Policies

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the funds. The investment adviser also believes that money market funds, such as the funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to refuse any purchase or exchange request.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

15

• reject any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividends, if any, from its net investment income monthly and generally distributes any net capital gains it has realized once a year. For information on reinvestment of dividends and other distributions, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by BNY Mellon Money Market Fund are subject to federal income tax, and may also be subject to state or local taxes in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income.

BNY Mellon National Municipal Money Market Fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

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Financial Highlights

These financial highlights describe the performance of each fund's Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

BNY Mellon Money Market Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.58	.55	.55
Ratio of net expenses to average net assets	.14	.19	.22	.26	.38
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	8,056	4,640	10,340	1,522	312
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57	.56	.54	.55
Ratio of net expenses to average net assets	.13	.24	.23	.29	.33
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	2,648	2,865	1,022	272	1
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

17

NOTES

18

NOTES

19

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

Series of BNY Mellon Funds Trust

SEC file number: 811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. Each fund's most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each fund will disclose its complete schedule of portfolio holdings daily, at www.dreyfus.com, under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. The schedule of holdings for the funds will remain on the website until the Trust files Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the Trust's policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Trust's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

By mail. BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2014 MBSC Securities Corporation 0559-0576P1214

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2014

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current combined prospectus of each fund listed below, dated December 31, 2014, as such prospectus may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers: Wealth Management Clients and Investment Advisory Firm Clients – call toll free 1-888-281-7350 (1-617-248-3014 outside the U.S.); Individual Account Holders of Class M shares and Investor shares (other than BNY Mellon Wealth Brokerage Clients) – call toll free 1-800-DREYFUS; BNY Mellon Wealth Brokerage Clients – call toll free 1-800-830-0549 – Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; and participants in Qualified Employee Benefit Plans – call toll free 1-877-774-0327.

The most recent annual report and semi-annual report to shareholders for the funds are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year ended August 31st. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker

BNY Mellon Asset Allocation Fund	AAF	Class M/MPBLX Investor/MIBLX
BNY Mellon Bond Fund	BF	Class M/MPBFX Investor/MIBDX
BNY Mellon Corporate Bond Fund	CBF	Class M/BYMMX Investor/BYMIX
BNY Mellon Emerging Markets Fund	EMF	Class M/MEMKX Investor/MIEGX
BNY Mellon Focused Equity Opportunities Fund	FEOF	Class M/MFOMX Investor/MFOIX
BNY Mellon Income Stock Fund	ISF	Class M/MPISX Investor/MIISX
BNY Mellon Intermediate Bond Fund	IBF	Class M/MPIBX Investor/MIIDX
BNY Mellon International Appreciation Fund	IAF	Class M/MPPMX Investor/MARIX
BNY Mellon International Equity Income Fund	IEIF	Class M/MLIMX Investor/MLIIX
BNY Mellon International Fund	IF	Class M/MPITX Investor/MIINX
BNY Mellon Large Cap Market Opportunities Fund	LCMOF	Class M/MMOMX Investor/MMOIX
BNY Mellon Large Cap Stock Fund	LCSF	Class M/MPLCX Investor/MILCX

GRP12-SAI-1214

Fund	Abbreviation	Share Class/Ticker

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MIMBF	Class M/MMBMX Investor/MMBIX
BNY Mellon Mid Cap Multi-Strategy Fund	MCMF	Class M/MPMCX Investor/MIMSX
BNY Mellon Money Market Fund	MMF	Class M/MLMXX Investor/MLOXX
BNY Mellon Municipal Opportunities Fund	MOF	Class M/MOTMX Investor/MOTIX
BNY Mellon National Intermediate Municipal Bond Fund	NIMBF	Class M/MPNIX Investor/MINMX
BNY Mellon National Municipal Money Market Fund	NMMMF	Class M/MOMXX Investor/MNTXX
BNY Mellon National Short-Term Municipal Bond Fund	NSMBF	Class M/MPSTX Investor/MINSX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	NYITBF	Class M/MNYMX Investor/MNYIX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	PIMBF	Class M/MPPIX Investor/MIPAX
BNY Mellon Short-Term U.S. Government Securities Fund	SUSGSF	Class M/MPSUX Investor/MISTX
BNY Mellon Small Cap Multi-Strategy Fund	SCMF	Class M/MPSSX Investor/MISCX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	SMCMF	Class M/MMCMX Investor/MMCIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	TLCMF	Class M/MTSMX Investor/MTSIX

TABLE OF CONTENTS

PART I

PART II

PART III

HOW TO BUY SHARES	III-1
Investment Minimums	III-2
In-Kind Purchases	III-3
TeleTransfer Privilege	III-3
Converting Shares	III-4
Taxpayer ID Number	III-4
Frequent Purchases and Exchanges (non-money market funds only)	III-4
HOW TO REDEEM SHARES	III-4
Procedures	III-5
Checkwriting Privilege	III-5
Wire Redemption Privilege	III-6
TeleTransfer Privilege	III-6
Medallion Signature Guarantees	III-7
Redemption Commitment	III-7
Suspension of Redemptions	III-7
SHAREHOLDER SERVICES	III-7
Exchanges	III-7
Fund Exchanges	III-8
Auto-Exchange Privilege	III-8
Automatic Asset Builder®	III-9
Government Direct Deposit Privilege	III-9
Payroll Savings Plan	III-9
Dividend Options	III-9
Dividend Sweep	III-9
Dividend ACH	III-9
Automatic Withdrawal Plan	III-9
SHAREHOLDER SERVICES PLAN (INVESTOR SHARES ONLY)	III-10

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-10
All Funds other than Money Market Funds	III-10
Equity Securities	III-10
Common Stock	III-11
Preferred Stock	III-11
Convertible Securities	III-11
Warrants and Stock Purchase Rights	III-12
IPOs	III-12
Fixed-Income Securities	III-12
U.S. Government Securities	III-14
Corporate Debt Securities	III-14
Ratings of Securities; Unrated Securities	III-15
High Yield and Lower-Rated Securities	III-15
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-17
Inflation-Indexed Securities	III-17
Variable and Floating Rate Securities	III-18
Participation Interests and Assignments	III-18
Mortgage-Related Securities	III-19
Asset-Backed Securities	III-23
Collateralized Debt Obligations	III-24
Municipal Securities	III-24
Taxable Investments (municipal or other tax-exempt funds only)	III-29
Funding Agreements	III-29
Real Estate Investment Trusts (REITs)	III-30
Money Market Instruments	III-30
Bank Obligations	III-30
Repurchase Agreements	III-30
Commercial Paper	III-30
Foreign Securities	III-30
Emerging Markets	III-31
Depositary Receipts and New York Shares	III-33
Sovereign Debt Obligations	III-33
Eurodollar and Yankee Dollar Investments	III-35
Investment Companies	III-35
Private Investment Funds	III-35
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-36
Exchange-Traded Notes	III-36
Derivatives	III-36
Futures Transactions	III-38
Options	III-40
Swap Transactions	III-41
Contracts for Difference	III-43
Credit Linked Securities	III-43
Credit Derivatives	III-43
Structured Securities and Hybrid Instruments	III-44
Participation Notes	III-44
Custodial Receipts	III-44
Combined Transactions	III-45
Future Developments	III-45
Foreign Currency Transactions	III-45
Commodities	III-46
Short-Selling	III-47
Lending Portfolio Securities	III-47
Borrowing Money	III-48
Borrowing Money for Leverage	III-48

Reverse Repurchase Agreements	III-48
Forward Commitments	III-48
Forward Roll Transactions	III-49
Illiquid Securities	III-49
Illiquid Securities Generally	III-49
Section 4(2) Paper and Rule 144A Securities	III-49
Non-Diversified Status	III-50
Cyber Security Risk	III-50
Investments in the Technology Sector	III-50
Investments in the Real Estate Sector	III-50
Investments in the Natural Resources Sector	III-51
Money Market Funds	III-51
Ratings of Securities	III-51
Treasury Securities	III-52
U.S. Government Securities	III-52
Repurchase Agreements	III-52
Bank Obligations	III-53
Bank Securities	III-54
Floating and Variable Rate Obligations	III-54
Participation Interests	III-54
Asset-Backed Securities	III-54
Commercial Paper	III-54
Investment Companies	III-55
Foreign Securities	III-55
Municipal Securities	III-55
Derivative Products	III-55
Stand-By Commitments	III-55
Taxable Investments (municipal or other tax-exempt funds only)	III-55
Illiquid Securities	III-55
Borrowing Money	III-56
Reverse Repurchase Agreements	III-56
Forward Commitments	III-56
Interfund Borrowing and Lending Program	III-56
Lending Portfolio Securities	III-56
RATING CATEGORIES	III-56
S&P	III-56
Moody's	III-59
Fitch	III-60
DBRS	III-62
ADDITIONAL INFORMATION ABOUT THE BOARD	III-64
Board's Oversight Role in Management	III-64
Board Composition and Leadership Structure	III-64
Additional Information About the Board and Its Committees	III-64
MANAGEMENT ARRANGEMENTS	III-65
The Manager	III-65
Sub-Advisers	III-65
Portfolio Managers and Portfolio Manager Compensation	III-66
BNY Mellon Wealth Management	III-66
Geneva	III-66
Mellon Capital	III-67
Robeco	III-67
TBCAM	III-68
Walter Scott	III-68
Certain Conflicts of Interest with Other Accounts	III-68

Code of Ethics	III-70
Distributor	III-70
Transfer and Dividend Disbursing Agent and Custodian	III-70
DETERMINATION OF NAV	III-71
Valuation of Portfolio Securities (funds other than money market funds)	III-71
Valuation of Portfolio Securities (money market funds only)	III-72
Calculation of NAV	III-72
Expense Allocations	III-72
NYSE and Transfer Agent Closings	III-73
DIVIDENDS AND DISTRIBUTIONS	III-73
Funds Other Than Money Market Funds	III-73
Money Market Funds	III-74
TAXATION	III-74
Taxation of the Funds	III-74
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-76
Sale, Exchange or Redemption of Shares	III-77
PFICs	III-78
Non-U.S. Taxes	III-78
Foreign Currency Transactions	III-79
Financial Products	III-79
Payments with Respect to Securities Loans	III-79
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-79
Inflation-Indexed Treasury Securities	III-79
Certain Higher-Risk and High Yield Securities	III-80
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-80
Investing in Mortgage Entities	III-81
Tax-Exempt Shareholders	III-81
Backup Withholding	III-81
Foreign (Non-U.S.) Shareholders	III-82
The Hiring Incentives to Restore Employment Act	III-83
Possible Legislative Changes	III-83
Other Tax Matters	III-83
PORTFOLIO TRANSACTIONS	III-84
Trading the Funds' Portfolio Securities	III-84
Soft Dollars	III-86
IPO Allocations	III-87
Disclosure of Portfolio Holdings	III-87
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES	III-88
Proxy Voting By Dreyfus	III-89
Summary of BNY Mellon's Proxy Voting Guidelines	III-90
Proxy Voting by ISS	III-97
Summary of the ISS Guidelines	III-97
GLOSSARY	III-109

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Patrick J. O'Connor 1943 Chairman of the Board (2000)	Attorney, Cozen O'Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007	N/A
John R. Alchin 1948 Board Member (2008)	Retired since 2007 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007	Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 - present)
Ronald R. Davenport 1936 Board Member (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	N/A
Jack Diederich 1937 Board Member (2000)	Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998	N/A
Kim D. Kelly 1956 Board Member (2008)

Consultant since 2005

Chief Restructuring Officer of Allegiance Communications LLC from August 2011 to January 2013

Chief Restructuring Officer of Equity Media Holdings Corporation from December 2008 to July 2010

MCG Capital Corporation, a business development company, Director (2004 - present) Director and Chair of Broadview Networks Holdings, Inc. from August 2011 to November 2012

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Kevin C. Phelan 1944 Board Member (2000)	Mortgage Banker, Colliers International, since March 1978, including Co-Chairman since 2010, President since 2007 and Executive Vice President and Director from March 1998 to September 2007	N/A
Patrick J. Purcell 1947 Board Member (2000)

Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

President and Chief Executive Officer, Herald Media since 2001

N/A
Thomas F. Ryan, Jr. 1941 Board Member (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999	RepliGen Corporation, a biopharmaceutical company, Director (2002 - present)
Maureen M. Young 1945 Board Member (2000)	Retired since 2007 Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007	N/A

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's or the Manager's counsel; counsel to the Trust and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Patrick J. O'Connor – Mr. O'Connor is Vice Chairman of the law firm Cozen O'Connor, P.C., where his practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims. Mr. O'Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations. In addition, Mr. O'Connor is a member of the Board of Directors of Crowley Chemical Company, Inc. and Chairman of the Board of Trustees of Temple University. Mr. O'Connor served as Chairman of Franklin Security Bank from 2008 to 2014.

• John R. Alchin – From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation. Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from May 1980 to January 1990. Mr. Alchin served as a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania from 2003 to 2012. Mr. Alchin is an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), and a Trustee of the Philadelphia Museum of Art and Chairman of the Museum's Finance Committee.

• Ronald R. Davenport – Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks. Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President's Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce. Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006. He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.

• Jack Diederich – Prior to joining Digital Site Systems, Inc., Mr. Diederich served as Executive Vice President—Chairman's Counsel of Aluminum Company of America (Alcoa) from August 1991 to January 1997. Mr. Diederich serves on the Boards of Directors of Continental Mills, Inc. and Pittsburgh Parks Conservancy.

• Kim D. Kelly – Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, from December 2008 to June 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations. Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P.

• Kevin C. Phelan – Mr. Phelan is President and Co-Chairman of Colliers International (formerly, Colliers Meredith & Grew Inc. and Meredith & Grew, Inc.), a commercial real estate firm. Mr. Phelan joined Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion. In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.

• Patrick J. Purcell – Mr. Purcell has more than 40 years experience in the publishing industry. From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and Publisher of the Boston Herald. In 1993, Mr. Purcell purchased the Boston Herald from News Corporation. Mr. Purcell served as Executive Chairman of Ottaway Newspapers, Inc. from 2009 to 2013. In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.

• Thomas F. Ryan, Jr. – Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999. Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995. In addition, Mr. Ryan served as a member of the NYSE Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.

• Maureen M. Young – Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007. Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from January 2001 to January 2008. Ms. Young serves on the Boards of Directors of a number of non-profit organizations.

Committee Meetings

The board's audit, nominating, compensation, pricing and litigation committees met during the funds' last fiscal year as indicated below:

Fund	Audit	Nominating	Compensation	Pricing	Litigation

AAF	2	0	0	0	0
BF	2	0	0	0	0
CBF	2	0	0	0	0
EMF	2	0	0	0	0
FEOF	2	0	0	0	0
ISF	2	0	0	0	0
IBF	2	0	0	0	0
IAF	2	0	0	0	0
IEIF	2	0	0	0	0
IF	2	0	0	0	0
LCMOF	2	0	0	0	0
LCSF	2	0	0	0	0
MIMBF	2	0	0	0	0
MCMF	2	0	0	0	0
MMF	2	0	0	N/A	0
MOF	2	0	0	0	0
NIMBF	2	0	0	0	0
NMMMF	2	0	0	N/A	0
NSMBF	2	0	0	0	0
NYITBF	2	0	0	0	0
PIMBF	2	0	0	0	0
SUSGSF	2	0	0	0	0
SCMF	2	0	0	0	0
SMCMF	2	0	0	0	0
TLCMF	2	0	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares, in each case as of December 31, 2013.

Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Jack Diederich	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

AAF	None	None	None	None	None	None	None	None	None
BF	None	None	None	None	None	None	None	None	None
CBF	None	None	None	None	None	None	None	None	None
EMF	Over $100,000	None	None	None	None	$50,001 - $100,000	Over $100,000	None	None
FEOF	None	None	None	None	None	None	None	None	$10,001 - $50,000
ISF	None	Over $100,000	None	None	None	None	$10,001 - $50,000	Over $100,000	None
IBF	None	None	None	None	None	None	None	None	None
IAF	None	None	None	None	None	None	None	None	None
IEIF	None	None	None	None	None	None	None	None	None
IF	None	None	$1 - $10,000	None	None	$10,001 - $50,000	$10,001 - $50,000	None	None
LCMOF	None	None	None	None	None	None	None	None	None
LCSF	None	None	None	None	None	Over $100,000	Over $100,000	None	None
MIMBF	None	None	None	None	None	None	Over $100,000	None	None
MCMF	None	Over $100,000	None	None	None	Over $100,000	$10,001 - $50,000	None	None
MMF	None	None	None	None	None	None	None	None	None
MOF	None	Over $100,000	None	None	Over $100,000	None	None	None	None
NIMBF	Over $100,000	None	None	None	None	None	Over $100,000	None	None
NMMMF	None	None	None	None	None	None	None	None	None
NSMBF	None	None	None	None	None	None	None	None	None
NYITBF	None	None	None	None	None	None	None	None	None
PIMBF	Over $100,000	None	None	Over $100,000	None	None	None	None	None
SUSGSF	None	None	None	None	None	None	None	None	None
SCMF	None	Over $100,000	None	None	None	None	Over $100,000	None	None
SMCMF	None	None	None	None	Over $100,000	None	None	None	None
TLCMF	None	None	None	None	None	None	None	None	None
Aggregate holdings of all funds	Over $100,000	Over $100,000	$1 - $10,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on December 8, 2014.

As of December 31, 2013, none of the board members or their immediate family members owned securities of the Manager, any Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Adviser or the Distributor.

Patrick O'Connor currently has a $1 million personal line of credit with BNY Mellon, N.A., an affiliate of the Adviser. The largest amount of indebtedness outstanding during the two most recently completed calendar years was $753,035. The annual rate of interest paid is 2.00%. Additionally, Mr. O'Connor's son, Paul O'Connor has a personal line of credit with BNY Mellon, N.A., for which the largest amount of indebtedness outstanding during the two most recently completed calendar years was $175,000. The annual rate of interest paid is 1.67%.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board and Chairman of the Audit Committee receiving additional compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of fees and expenses* paid to each current board member by the Trust for the fiscal year ended August 31, 2014 for all funds comprising the Trust were as follows:

Name of Board Member	Aggregate Compensation from the Trust*

John R. Alchin	$117,500
Ronald R. Davenport	$117,500
Jack Diederich	$117,500
Kim D. Kelly	$117,500
Patrick J. O'Connor	$137,500
Kevin C. Phelan	$117,500
Patrick J. Purcell	$110,000
Thomas F. Ryan, Jr.	$132,500
Maureen M. Young	$117,500

* Amount does not include expenses reimbursed by the Trust to board members for attending board meetings.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

David K. Mossman 1952 President 2011	Chief Administrative Officer for BNY Mellon Wealth Management's Investments Group	None
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of Dreyfus	70 (171)
John Pak 1968 Chief Legal Officer 2013

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal

70 (171)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	70 (171)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	70 (171)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (171)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (171)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (171)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (171)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	70 (171)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (171)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus	70 (171)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of Dreyfus	70 (171)
Robert S. Robol 1964 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income Funds of Dreyfus	70 (171)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of Dreyfus	70 (171)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of Dreyfus	70 (171)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

65 (165)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of Dreyfus and the Trust	70 (171)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

AAF	N/A
BF	Timothy J. Sanville
CBF	Timothy J. Sanville
EMF	Clifford A. Smith and C. Warren Skillman
FEOF	Luis P. Rhi
ISF	N/A
IBF	Timothy J. Sanville
IAF	Danny Lai
IEIF	N/A
IF	N/A
LCMOF	Jeffrey M. Mortimer (investment allocation decisions)
LCSF	N/A
MIMBF	N/A
MCMF	Jeffrey M. Mortimer (investment allocation decisions)
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGF	John F. Flahive

Fund	Additional Portfolio Managers

SCMF	N/A
SMCMF	N/A
TLCMF	Jeffrey M. Mortimer (investment allocation decisions)

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John C. Bailer	12	$4.6B	2	$238.0M	34	$4.2B
Jeremy N. Baker	2	$1.6B	None	N/A	174	$1.5B
Mark A. Bogar	12	$5.2B	5	$404.2M	18	$3.9B
C. Wesley Boggs	19	$4.9B	16	$654.0M	52	$7.9B
James Boyd	9	$5.1B	4	$754.2M	44	$5.1B
Stephanie K. Brandaleone	5	$1.9B	3	$272.4M	14	$1.1B
Richard A. Brown	105	$91.5B	98	$83.0B	78	$138.8B
William S. Cazalet	19	$4.9B	16	$654.0M	52	$7.9B
Warren Chiang	19	$4.9B	16	$654.0M	52	$7.9B
Joseph M. Corrado	5	$1.9B	3	$272.4M	14	$1.1B
Amy S. Croen	5	$2.2B	1	$64.0M	501	$3.5B
David Daglio	9	$5.1B	4	$754.2M	44	$5.1B
Lawrence R. Dunn	1	$254.7M	None	N/A	26	$215.8M
Thomas J. Durante	105	$91.5B	98	$83.0B	78	$138.8M
Dale Dutile	9	$5.1B	4	$754.2M	44	$5.1B
Joseph F. Feeney, Jr.	7	$15.3B	1	$1.9B	26	$2.0B
Brian C. Ferguson	12	$4.6B	2	$238.0M	34	$4.2B
Sean P. Fitzgibbon	12	$5.2B	5	$404.2M	18	$3.9B
John F. Flahive	8	$6.2B	None	N/A	None	N/A
Ronald Gala	19	$4.9B	16	$654.0M	52	$7.9B
Jane Henderson	6	$7.0B	42	$23.8B	141	$39.2B
D. Kirk Henry	9	$3.2B	7	$1.3B	13	$1.7B
Roy Leckie	6	$7.0B	42	$23.8B	141	$39.2B
Charlie Macquaker	6	$7.0B	42	$23.8B	141	$39.2B
Jay A. Malikowski	12	$5.2B	5	$404.2M	18	$3.9B
Barry Mills	16	$6.2B	3	$172.2M	25	$1.8B
Jeffrey M. Mortimer	3	$1.2B	None	N/A	None	N/A
Thomas Murphy	2	$759.9M	None	N/A	385	$2.6B
Rodger Nisbet	6	$7.0B	42	$23.8B	141	$39.2B
Mary Collette O'Brien	3	$2.5B	None	N/A	135	$2.1B
Irene D. O'Neill	5	$1.3B	None	N/A	7925	$7.1B
Michelle J. Picard	5	$2.2B	1	$64.0M	501	$3.5B
Steven L. Pollack	3	$9.4B	1	$1.9B	26	$2.0B
William A. Priebe	5	$2.2B	1	$64.0M	501	$3.5B

William Scott Priebe	5	$2.2B	1	$64.0M	501	$3.5B
Timothy J. Sanville	1	$1.3B	2	$66.0M	100	$1.1B
Bernard Schoenfeld	5	$3.4B	None	N/A	None	N/A
David Sealy	16	$6.2B	3	$172.2M	25	$1.8B
Elizabeth Slover	16	$6.2B	3	$172.2M	25	$1.8B
Clifford A. Smith	9	$3.2B	7	$1.3B	13	$1.7B
Todd W. Wakefield	7	$1.7B	4	$168.4M	11	$517.7M
Edward R. Walter	5	$1.9B	3	$272.4M	14	$1.1B
Karen Q. Wong	105	$91.5B	98	$83.0B	78	$138.8M
Robert C. Zeuthen	7	$1.7B	4	$168.4M	11	$517.7M

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

John C. Bailer	Other	3	$892.3M
Mark A. Bogar	Other	1	$183.7M
C. Wesley Boggs	Other	7	$777.1M
	Other Pooled Investment Vehicles	2	$149.6M
James Boyd	Other	3	$1.4B
Stephanie K. Brandaleone	Other	1	$55.0M
William S. Cazalet	Other	7	$777.1M
	Other Pooled Investment Vehicles	2	$149.6M
Warren Chiang	Other	7	$777.1M
	Other Pooled Investment Vehicles	2	$149.6M
Joseph M. Corrado	Other	1	$55.0M
David Daglio	Other	3	$1.4B
Dale Dutile	Other	3	$1.4B
Joseph F. Feeney, Jr.	Other	1	$25.0M
Brian C. Ferguson	Other	3	$892.3M
Sean P. Fitzgibbon	Other	1	$183.7M
Ronald Gala	Other	7	$777.1M
	Other Pooled Investment Vehicles	2	$149.6M
Jane Henderson	Other	5	$818.9M
	Other Pooled Investment Vehicles	2	$305.4M
Roy Leckie	Other	5	$818.9M
	Other Pooled Investment Vehicles	2	$305.4M
Charlie Macquaker	Other	5	$818.9M
	Other Pooled Investment Vehicles	2	$305.4M
Jay A. Malikowski	Other	1	$183.7M
Barry Mills	Other	3	$29.9M
Rodger Nisbet	Other	5	$818.9M

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

	Other Pooled Investment Vehicles	2	$305.4M
Steven L. Pollack	Other	1	$25.0M
David Sealy	Other	3	$29.9M
Elizabeth Slover	Other	3	$29.9M
Edward R. Walter	Other	1	$55.0M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	ISF	$100,001 - $500,00
Jeremy N. Baker	NSMBF	None
	PIMBF	None
Mark A. Bogar	IF	None
C. Wesley Boggs	IEIF	None
James Boyd	MCMF	None
	SCMF	None
	SMCMF	None
Stephanie K. Brandaleone	SCMF	None
	SMCMF	None
Richard A. Brown	IAF	None
William S. Cazalet	LCSF	None
Warren Chiang	LCSF	None
	IEIF	None
	AAF	None
Joseph M. Corrado	SCMF	None
	SMCMF	None
Amy S. Croen	MCMF	None
David Daglio	MCMF	None
	SCMF	None
	SMCMF	None
Lawrence R. Dunn	SUSGF	None
Thomas J. Durante	IAF	None
Dale Dutile	MCMF	None
	SCMF	None
	SMCMF	None
Joseph F. Feeney, Jr.	MCMF	None
Brian C. Ferguson	LCMOF	None
	TLCMF	None
Sean P. Fitzgibbon	EMF	None
	IF	None
John F. Flahive	AAF	None
	BF	None
	CBF	None
	IBF	None
	MIMBF	None
	MOF	None
	NIMBF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

	NYITBF	None
Ronald Gala	LCSF	None
	IEIF	None
	AAF	None
Jane Henderson	LCMOF	None
	TLCMF	None
D. Kirk Henry	EMF	None
	IF	None
Roy Leckie	LCMOF	None
	TLCMF	None
Charlie Macquaker	LCMOF	None
	TLCMF	None
Jay A. Malikowski	EMF	None
Barry Mills	LCMOF	None
	TLCMF	None
Jeffrey M. Mortimer	AAF	None
Thomas Murphy	MCMF	None
	TLCMF	None
Rodger Nisbet	LCMOF	None
	TLCMF	None
Mary Collette O'Brien	MIMBF	None
	NIMBF	None
	PIMBF	None
Irene D. O'Neill	FEOF	None
	LCMOF	None
	TLCMF	None
Michelle J. Picard	MCMF	None
Steven L. Pollack	MCMF	None
William A. Priebe	MCMF	None
William Scott Priebe	MCMF	None
Timothy J. Sanville	NSMBF	None
Bernard Schoenfeld	LCMOF	None
	MCMF	None
	SCMF	None
	SMCMF	None
	TLCMF	None
David Sealy	LCMOF	None
	TLCMF	None
Elizabeth Slover	LCMOF	None
	TLCMF	None
Clifford A. Smith	IF	None
Todd W. Wakefield	MCMF	None
	SCMF	None
	SMCMF	None
Edward R. Walter	SCMF	None
	SMCMF	None
Karen Q. Wong	IAF	None
Robert C. Zeuthen	MCMF	None
	SCMF	None
	SMCMF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the investment advisory fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements of the Manager and the net fees paid by the fund were as follows:

	2014 Fiscal Year			2013 Fiscal Year			2012 Fiscal Year
Fund[1]	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

AAF[2]	$1,270,026	$411,964	$858,062	$1,161,127	$480,444	$680,683	$1,072,426	$391,207	$681,219
BF	$4,387,134	$0	$4,387,134	$5,071,438	$0	$5,071,438	$5,372,744	$0	$5,372,744
CBF	$2,513,578	$0	$2,513,578	$1,920,684	$0	$1,920,684	$305,080	$73,093	$231,987
EMF	$22,428,003	$0	$22,428,003	$24,809,201	$0	$24,809,201	$24,847,515	$0	$24,847,515
FEOF	$4,290,288	$0	$4,290,288	$3,437,574	$0	$3,437,574	$3,036,657	$0	$3,036,657
ISF	$7,470,746	$0	$7,470,746	$4,543,075	$0	$4,543,075	$2,571,110	$0	$2,571,110
IBF	$3,741,274	$0	$3,741,274	$3,869,382	$0	$3,869,382	$3,914,907	$0	$3,914,907
IAF	$565,982	$0	$565,982	$564,493	$0	$564,493	$772,117	$0	$772,117
IEIF	$2,006,171	$9	$2,006,162	$1,104,360	$0	$1,104,360	$347,185	$170,373	$176,812
IF	$6,459,395	$0	$6,459,395	$4,590,418	$0	$4,590,418	$5,984,524	$0	$5,984,524
LCMOF[3]	$886,998	$0	$886,998	$1,112,489	$0	$1,112,489	$801,484	$0	$801,484
LCSF	$3,639,968	$0	$3,639,968	$5,586,679	$0	$5,586,679	$6,598,599	$0	$6,598,599
MIMBF	$1,079,318	$0	$1,079,318	$1,212,631	$0	$1,212,631	$1,235,733	$0	$1,235,733
MCMF	$13,742,729	$0	$13,742,729	$10,470,475	$0	$10,470,475	$9,216,050	$0	$9,216,050
MMF	$602,059	$602,059	$0	$949,796	$698,293	$251,503	$1,454,945	$940,543	$514,402
MOF	$4,651,971	$0	$4,651,971	$4,498,363	$0	$4,498,363	$3,187,048	$0	$3,187,048
NIMBF	$6,203,960	$0	$6,203,960	$6,348,799	$0	$6,348,799	$5,819,642	$0	$5,819,642
NMMMF	$1,370,118	$1,364,793	$5,325	$1,788,265	$844,331	$943,934	$2,045,067	$1,071,166	$973,901
NSMBF	$4,384,450	$0	$4,384,450	$4,346,833	$0	$4,346,833	$4,074,604	$0	$4,074,604
NYITBF	$945,500	$220,796	$724,704	$1,094,679	$243,508	$851,171	$1,038,471	$250,519	$787,952
PIMBF	$1,662,889	$0	$1,662,889	$1,978,879	$0	$1,978,879	$2,106,003	$0	$2,106,003
SUSGSF	$924,179	$0	$924,179	$987,830	$0	$987,830	$1,129,761	$0	$1,129,761
SCMF	$2,975,238	$0	$2,975,238	$2,285,623	$0	$2,285,623	$2,450,286	$0	$2,450,286
SMCMF	$3,384,907	$0	$3,384,907	$3,602,029	$0	$3,602,029	$3,896,386	$0	$3,896,386
TLCMF[3]	$2,957,523	$0	$2,957,523	$2,678,782	$77	$2,678,705	$636,907	$0	$636,907

1 The fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.

2 The fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities and 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and the Underlying Funds in which it invests.

3 The funds have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of the fund's average daily net assets allocated to direct investments in securities, and 0.15% applied to that portion of the fund's average daily net assets allocated to any Underlying Funds.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Advisers	Fee Rate	Effective Fee Rate for the Last Fiscal Year

LCMOF	Walter Scott	0.41%	0.09%
TLCMF	Walter Scott	0.41%	0.04%
MCMF	Geneva/Robeco	0.19%*	0.19%*

* Rate shown is the combined effective fee rate for the fund's Sub-advisers, Geneva and Robeco, for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee between Geneva and Robeco is not disclosed.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the amounts waived by the Sub-Adviser and the net fees paid were as follows:

	2014 Fiscal Year			2013 Fiscal Year			2012 Fiscal Year
Fund/ Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

LCMOF/ Walter Scott	$193,782	$0	$193,782	$305,730	$0	$305,730	$227,918	$47,878	$180,040
TLCMF/ Walter Scott	$264,893	$0	$264,893	$378,484	$0	$378,484	$92,959	$18,671	$74,288
MCMF/ Both Sub-Advisers	$3,448,798	$0	$3,448,798	$2,080,151	$0	$2,080,151	N/A	N/A	N/A

ADMINISTRATION COMPENSATION

Administration fees paid to The Bank of New York Mellon by certain funds for the last three fiscal years were as follows:

Fund	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

AAF	$178,482	$176,345	$169,072
BF	$1,357,739	$1,567,360	$1,672,883
CBF	$777,623	$593,581	$94,932
EMF	$2,413,929	$2,666,690	$2,690,655
FEOF	$758,563	$607,141	$540,199
ISF	$1,422,492	$864,152	$492,379
IBF	$1,157,816	$1,196,208	$1,218,978
IAF	$140,110	$139,573	$192,354
IEIF	$291,949	$160,619	$50,786
IF	$940,158	$667,645	$876,927
LCMOF	$128,274	$187,956	$135,569
LCSF	$693,301	$1,062,574	$1,264,289
MIMBF	$381,710	$428,311	$439,728
MCMF	$2,267,940	$1,725,985	$1,530,277
MMF	$367,544	$782,673	$1,208,068
MOF	$1,151,488	$1,112,108	$793,574
NIMBF	$2,193,992	$2,242,406	$2,070,774
NMMMF	$905,039	$1,473,603	$1,698,112
NSMBF	$1,550,636	$1,535,360	$1,449,849
NYITBF	$234,080	$270,654	$258,662
PIMBF	$411,723	$489,270	$524,595
SUSGSF	$326,900	$348,915	$402,064
SCMF	$433,264	$332,445	$359,030
SMCMF	$558,740	$593,765	$646,964
TLCMF	$465,968	$458,066	$109,770

DISTRIBUTOR'S COMPENSATION

The amounts paid by each fund's Investor shares to the Distributor under the fund's Shareholder Services Plan for services described in Part II of this SAI under "Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Amount

AAF	$14,606

BF	$22,372

CBF	$2,467

EMF	$43,675

FEOF	$5,700

ISF	$14,947

IBF	$19,746

IAF	$13,104

IEIF	$788

IF	$19,299

LCMOF	$640

LCSF	$35,609

MIMBF	$22,779

MCMF	$102,118

MMF	$17,451

MOF	$8,600

NIMBF	$97,872

NMMMF	$8,001

NSMBF	$19,920

NYITBF	$42,078

PIMBF	$12,058

SUSGSF	$2,192

Fund	Amount

SCMF	$26,233

SMCMF	$4,360

TLCMF	$4,994

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Ratings	NIMBF	NSMBF	PIMBF	MIMBF	NYITBF	MOF

AAA/Aaa	16.4%	19.5%	12.5%	22.7%	17.6%	6.3%
AA/Aa	45.9%	41.3%	49.9%	49.4%	48.9%	35.0%
A	30.7%	25.8%	26.7%	13.4	27.5%	23.7%
BBB/Baa	3.8%	4.2%	5.4%	10.1%	3.8%	27.3%
BB/Ba	0.2%	0.5%	2.0%	1.7%	0.5%	1.0%
B	0.1%	0%	0.2%	0%	0%	0.2%
CCC/Caa	0%	0%	0%	0%	0%	0.1%
F-1/MIG 1/P-1/SP-1/A-1	1.6%	7.3%	1.6%	2.2%	1.6%	4.0%
F-2/MIG 2/P-2/SP-2/A-2	0%	0.6%	0%	0%	0%	0%
Not Rated	1.3%[1]	0.8%[2]	1.7%[3]	0.5%[4]	0.1%[5]	2.4%[6]
Total	100.0%	100.0%	100.0%	100.0%	100.00%	100.0%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (1.2%) and A (0.1%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.2%) and BBB/Baa (0.6%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating category AAA/Aaa (1.7%).

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating category AAA/Aaa (0.5%).

5 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating category AAA/Aaa (0.1%).

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating categories AAA/Aaa (0.7%), BBB/Baa (1.2%) and BB/Ba (0.5%).

RATINGS OF MUNICIPAL OBLIGATIONS
(BNY Mellon National Municipal Money Market Fund)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, was as follows:

Ratings	NMMMF

F-1+/F-1	92.3%
F-2+F-2	0.9%
AAA/AA/Aaa/Aa	0.8%
Not Rated*	6.0%
Total	100%

* Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the rating category MIG 1/VMIG 1 (6.0%).

RATINGS OF CORPORATE AND GOVERNMENT DEBT SECURITIES

The average distribution of investments (at value) in corporate and government debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate and government debt securities was as follows:

Ratings	BF	CBF	IBF	SUSGSF

AAA/Aaa	59.1%	1.8%	49.9%	95.3%
AA/Aa	7.2%	6.5%	11.1%	3.9%
A	20.8%	35.8%	24.4%	1.2%
BBB/Baa	11.7%	53.9%	13.9%	0.0%
BB/Ba	0.5%	1.1%	0.4%	0.0%
B	0.0%	0.0%	0.0%	0.0%
CCC/Caa	0.0%	0.0%	0.0%	0.0%
Not Rated	0.4%	0.5%	0.0%	0.0%
Total	99.7%[1]	99.6%[2]	99.7%[3]	100.4%[4]

1 The fund's net cash position on August 31, 2014 was 0.3%.

2  The fund's net cash position on August 31, 2014 was 0.4%.

3 The fund's net cash position on August 31, 2014 was 0.3%.

4 The fund's net cash position on August 31, 2014 was -0.4%.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer*

AAF	Bank of America NA	$1,082,000 (D)
	Morgan Stanley	$795,000 (D)
	Citigroup Inc.	$694,000 (D)
	Goldman, Sachs & Co.	$612,000 (D)
	J.P. Morgan Securities Inc.	$389,000 (D)
	Wells Fargo & Co.	$991,000 (D)
	Wells Fargo & Co.	$1,196,000 (E)
	Citigroup Inc.	$1,067,000 (E)
	J.P. Morgan Securities Inc.	$281,000 (E)
	Bank of America NA	$1,494,000 (E)

BF	Bank of America NA	$18,700,000 (D)
	UBS Securities LLC	$752,000 (D)
	Citigroup Inc.	$10,748,000 (D)
	Morgan Stanley	$12,433,000 (D)
	J.P. Morgan Securities Inc.	$5,689,000 (D)
	Goldman, Sachs & Co.	$10,221,000 (D)
	Wells Fargo & Co.	$6,068,000 (D)

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer*

CBF	Bank of America NA	$7,331,000 (D)
	J.P. Morgan Securities Inc.	$6,491,000 (D)
	Goldman, Sachs & Co.	$6,746,000 (D)
	Morgan Stanley	$7,574,000 (D)
	Wells Fargo & Co.	$3,749,000 (D)
	Citigroup Inc.	$7,227,000 (D)
	Barclays Capital Inc.	$7,332,000 (D)
	Cowen & Company, LLC	$6,196,000 (D)

EMF	Barclays Capital Inc.	$5,503,000 (E)

FEOF	N/A	N/A

ISF	J.P. Morgan Securities Inc.	$58,573,000 (E)
	Wells Fargo & Co.	$46,943,000 (E)

IBF	Bank of America NA	$25,385,000 (D)
	Goldman, Sachs & Co.	$7,928,000 (D)
	Morgan Stanley	$13,398,000 (D)
	Cowen & Company, LLC	$4,246,000 (D)
	J.P. Morgan Securities Inc.	$7,784,000 (D)
	Citigroup Inc.	$11,981,000 (D)

IAF	UBS Securities LLC	$858,000 (E)
	Barclays Capital Inc.	$620,000 (E)
	Deutsche Bank Securities Inc.	$556,000 (E)
	Cowen & Company, LLC	$416,000 (E)
	Credit Suisse (USA) Inc.	$477,000 (E)
	Credit Agricole Cheuvreux North America, Inc.	$189,000 (E)
	Lloyds Securities Inc.	$717,000 (E)

IEIF	N/A	N/A

IF	UBS Securities LLC	$2,070,000 (E)
	Deutsche Bank Securities Inc.	$6,004,000 (E)
	Barclays Capital Inc.	$3,189,000 (E)
	Credit Suisse (USA) Inc.	$5,039,000 (E)

LCMOF	N/A	N/A

LCSF	Bank of America NA	$7,880,000 (E)
	J.P. Morgan Securities Inc.	$1,515,000 (E)
	Wells Fargo & Co.	$6,309,000 (E)
	Citigroup Inc.	$5,683,000 (E)

MIMBF	N/A	N/A

MCMF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer*

MMF	Citigroup Inc.	$30,000,000 (D)
	Wells Fargo & Co.	$15,000,000 (D)
	Credit Agricole Cheuvreux North America, Inc.	$15,000,000 (D)
	Credit Suisse (USA) Inc.	$9,997,000 (D)
	Barclays Capital Inc.	$15,000,000 (D)
	Lloyds Securities Inc.	$15,000,000 (D)

MOF	N/A	N/A

NIMBF	N/A	N/A

NMMMF	N/A	N/A

NSMBF	N/A	N/A

NYITBF	N/A	N/A

PIMBF	N/A	N/A

SUSGSF	J.P. Morgan Securities Inc.	$787,000 (D)

SCMF	N/A	N/A

SMCMF	N/A	N/A

TLCMF	Bank of America NA	$1,961,000 (E)
	J.P. Morgan Securities Inc.	$2,472,000 (E)
	Goldman, Sachs & Co.	$621,000 (E)
	Citigroup Inc.	$1,508,000 (E)
	Wells Fargo & Co.	$2,605,000 (E)
	Morgan Stanley	$323,000 (E)

* (D) and (E) represents whether such security is debt or equity.

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years were as follows:

Fund	2014 Fiscal Year	2013 Fiscal Year	2012 Fiscal Year

AAF	$36,779	$35,174	$199,568
BF	N/A	N/A	$29
CBF	N/A	N/A	N/A
EMF	$6,295,977	$5,359,121	$5,475,666
FEOF	$637,075	$416,612	$445,056
ISF	$789,928	$631,915	$474,856
IBF	N/A	N/A	N/A
IAF	$3,392	$17,456	$54,090
IEIF	$174,749	$99,346	$83,105
IF	$1,504,265	$799,487	$895,902
LCMOF	$54,101	$66,253	$38,445
LCSF	$368,788	$500,168	$1,042,436
MIMBF	$1,704	N/A	N/A
MCMF	$926,036	$1,605,527	$4,161,451
MMF	N/A	N/A	N/A
MOF	$53,836	N/A	N/A
NIMBF	$8,998	N/A	N/A
NMMMF	N/A	N/A	N/A
NSMBF	$3,026	N/A	N/A
NYITBF	$984	N/A	N/A
PIMBF	$2,089	N/A	N/A
SUSGSF	N/A	N/A	N/A
SCMF	$641,358	$860,024	$1,562,736
SMCMF	$1,048,296	$2,221,038	$2,675,440
TLCMF	$134,096	$280,191	$38,685

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

AAF	The fund's portfolio turnover in 2013 and 2014 was lower than in 2012.
BF	N/A
CBF	N/A
EMF	N/A
FEOF	N/A
ISF	N/A
IBF	N/A
IAF	N/A
IEIF	N/A
IF	The fund experienced a significant increase in assets over the last three fiscal years.
LCMOF	N/A
LCSF	The fund experienced a significant decrease in assets over the last three fiscal years.
MIMBF	N/A
MCMF	The fund experienced a significant decline in portfolio turnover over the last three fiscal years.

Fund	Reason for Any Material Difference in Commissions

MMF	N/A
MOF	N/A
NIMBF	N/A
NMMMF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGSF	N/A
SCMF	The fund experienced a significant decline in portfolio turnover over the last three fiscal years.
SMCMF	The fund experienced a decline in portfolio turnover in 2014 from the previous two fiscal years.
TLCMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

AAF	$206,521,604	$9,720
BF	N/A	N/A
CBF	N/A	N/A
EMF	$2,282,603,886	$5,665,531
FEOF	$920,345,981	$627,570
ISF	$821,676,730	$606,331
IBF	N/A	N/A
IAF	$8,157,696	$0
IEIF	$544,270,540	$0
IF	$1,182,477,556	$1,243,936
LCMOF	$38,025,955	$26,209
LCSF	$2,012,625,324	$80,227
MIMBF	N/A	N/A
MCMF	$865,219,458	$658,038
MMF	N/A	N/A
MOF	N/A	N/A
NIMBF	N/A	N/A
NMMMF	N/A	N/A
NSMBF	N/A	N/A
NYITBF	N/A	N/A
PIMBF	N/A	N/A
SUSGSF	N/A	N/A
SCMF	$306,552,294	$467,066
SMCMF	$407,495,663	$534,137
TLCMF	$49,785,718	$36,039

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

AAF	N/A
BF	N/A
CBF	N/A
EMF	N/A
FEOF	N/A
ISF	N/A
IBF	N/A
IAF	N/A
IEIF	N/A
IF	N/A
LCMOF	N/A
LCSF	The fund modified its investment strategy during fiscal year 2014.
MIMBF	N/A
MCMF	The fund added a sub-adviser and made changes to its allocation strategy in fiscal year 2013.
MOF	N/A
NIMBF	N/A
NSMBF	N/A
NYITBF	N/A
PIMBF	N/A
SUSGSF	N/A
SCMF	N/A
SMCMF	N/A
TLCMF	The fund made a number of changes to its allocation strategy in fiscal year 2013.

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information is as of December 8, 2014.

Fund	Class	Name and Address	Percent Owned

AAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.99%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	71.58%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10.49%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.38%

BF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.23%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	30.69%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	11.41%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.92%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.05%

Fund	Class	Name and Address	Percent Owned

		First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	6.73%

		Reliance Trust Company FBO Zito Media PO Box 48529 Atlanta, GA 30362-1529	6.63%

CBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	85.87%

		Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Place Floor 11 Brooklyn, NY 11217-1431	12.35%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	58.75%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	25.98%

		Wells Fargo Bank NA FBO Lafavor, Derek Craig Legacy Trust PO Box 1533 Minneapolis, MN 55480	5.15%

EMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.64%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	19.60%

		Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	17.53%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	15.42%

Fund	Class	Name and Address	Percent Owned

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.50%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.39%

FEOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	92.98%

		MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	6.95%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	47.24%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	24.89%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	18.095

ISF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	91.50%

		MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	8.17%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	26.30%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.66%

Fund	Class	Name and Address	Percent Owned

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	13.13%

		Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	12.49%

		TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	9.18%

IBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.77%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	29.39%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	9.83%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.47%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.27%

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.17%

IAF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.17%

	Investor	Pauline C. Metcalf Providence, RI	61.26%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	20.41%

Fund	Class	Name and Address	Percent Owned

IEIF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.96%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	77.98%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	12.81%

		Wells Fargo Bank NA FBO Synvest Capital LP PO Box 1533 Minneapolis, MN 55480	7.76%

IF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.70%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	28.41%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	16.02%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	14.70%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.92%

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.48%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.14%

Fund	Class	Name and Address	Percent Owned

LCMOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.85%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	45.11%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	21.95%

		First National Trust Company 532 Main Street Suite 7 Johnstown, PA 15901	13.30%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.51%

LCSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.14%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	35.66%

		RBC Capital Markets LLC Attn: Mutual Fund OPS Manager 510 Marquette Ave S Minneapolis, MN 55402-1110	11.64%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.82%

		Philip C. Stein Jr. Schwenksville, PA	7.50%

		First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	6.16%

Fund	Class	Name and Address	Percent Owned

		Reliance Trust Company FBO Zito Media PO Box 48529 Atlanta, GA 30362-1529	5.92%

MIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	97.86%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	16.48%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.69%

		Margaret C. Erickson & George G. Erickson Hingham, MA	10.05%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.12%

MCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.08%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	17.77%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.62%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.13%

		Merrill Lynch, Pierce, Fenner & Smith Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	6.25%

Fund	Class	Name and Address	Percent Owned

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.95%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.24%

MMF	Class M	The Bank of New York Mellon One Wall Street 17th Floor New York, NY 10286-0001	99.99%

	Investor	Pershing LLC Attn: Cash Management Department One Pershing Plaza Jersey City, NJ 07399-0001	100.00%

MOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	85.63%

		Dreyfus Yield Enhancement Strategy The Dreyfus Corporation 2 Hanson Place Floor 11 Brooklyn, NY 11217-1431	9.55%

	Investor	Northern Trust as Trustee FBO Mary M. Riccobene Patrick B. Riccobene Chicago, IL	48.91%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	21.26%

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.59%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.91%
		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.62%

Fund	Class	Name and Address	Percent Owned

NIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.98%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	18.11%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	15.51%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.20%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.12%
		Lafoba & Co 50 Commerce Drive Grayslake, IL 60030-1600	5.16%

NMMMF	Class M	Boston Safe Deposit & Trust PO Box 534005 Pittsburgh, PA 15253-4005	100.00%

	Investor	Pershing LLC Attn: Cash Management Department One Pershing Plaza Jersey City, NJ 07399-0001	100.00%

NSMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.63%

	Investor	Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	16.51%

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	14.79%

Fund	Class	Name and Address	Percent Owned

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	14.33%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.53%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.37%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.01%

		Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480	6.79%

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.96%

NYITBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	95.28%

	Investor	National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	15.44%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	11.89%

		LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	7.32%

PIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.11%

Fund	Class	Name and Address	Percent Owned

	Investor	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	42.93%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	28.75%

		Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	10.38%

SUSGSF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.35%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	48.76%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.13%

		Megan C. Finnegan Manchester, MA	6.46%

		Richard Grosvenor & Margot S. Grosvenor Middletown, RI	5.90%

SCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.39%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	13.50%

		Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	10.68%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.49%

Fund	Class	Name and Address	Percent Owned

		National Financial Services LLC Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.26%

SMCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	96.92%

	Investor	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	26.11%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	24.30%

		Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	20.38%

		Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	8.66%

		Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182	5.00%

TLCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

	Investor	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	31.68%

		Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	15.80%

		UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.53%

Fund	Class	Name and Address	Percent Owned

		Northern Trust as Trustee FBO Sara L. Trust PO Box 92956 Chicago, IL 60675-2994	10.02%

		Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	8.78%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	8.38%

		TD Ameritrade FBO Joseph J. Karacic Lake Forest, IL	6.64%

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, or certain of the Underlying Funds in which each fund may invest, may invest in and utilize the investments and investment techniques indicated below.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓		✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓[2]	✓
BNY Mellon Emerging Markets Fund	✓
BNY Mellon Focused Equity Opportunities Fund	✓	✓	✓	✓		✓

1 Except as otherwise noted, includes common and preferred stock, convertible securities and warrants. For BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Intermediate Bond Fund, includes preferred stock and convertible securities. For BNY Mellon Emerging Markets Fund and BNY Mellon Income Stock Fund, includes common and preferred stock and convertible securities. For BNY Mellon Municipal Opportunities Fund, includes convertible securities.

 BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each also may invest in synthetic convertible securities.

2 The fund may invest up to 20% of its assets in fixed-income securities rated below investment grade or the unrated equivalent as determined by the Adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the Adviser) in the case of mortgage-related and asset-backed securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Income Stock Fund	✓	✓	✓	✓
BNY Mellon Intermediate Bond Fund	✓		✓	✓		✓
BNY Mellon International Appreciation Fund	✓			✓
BNY Mellon International Equity Income Fund	✓	✓	✓	✓	✓	✓
BNY Mellon International Fund	✓
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓		✓
BNY Mellon Large Cap Stock Fund	✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund						✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓	✓	✓			✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓ (up to 20% of its assets)	✓
BNY Mellon National Intermediate Municipal Bond Fund						✓
BNY Mellon National Short-Term Municipal Bond Fund						✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund						✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund						✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓
BNY Mellon Small Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓	✓	✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓		✓

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓[4]	✓[4]
BNY Mellon Emerging Markets Fund
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓
BNY Mellon Income Stock Fund
BNY Mellon Intermediate Bond Fund	✓		✓	✓
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund	✓	✓
BNY Mellon International Fund
BNY Mellon Large Cap Market Opportunities Fund	✓	✓	✓	✓
BNY Mellon Large Cap Stock Fund

3 For BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, tax-exempt participation interests only.

4 Mortgage-related and asset-backed securities in which the fund invests must be rated at least Ba- by Moody's or BB- by S&P or Fitch or the unrated equivalent as determined by the Adviser.

Fund	Variable and Floating Rate Securities	Loans[3]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Mid Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Municipal Opportunities Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon National Short-Term Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Short-Term U.S. Government Securities Fund			✓ (up to 35% of net assets)
BNY Mellon Small Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓	✓	✓	✓

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Asset Allocation Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓	✓		✓
BNY Mellon Emerging Markets Fund			✓	✓	✓	✓	✓	✓[8]
BNY Mellon Focused Equity Opportunities Fund			✓	✓	✓	✓	✓	✓

5 BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund each may invest up to 10% of the value of its assets in tender option bonds.

 BNY Mellon Municipal Opportunities Fund may invest, to a limited extent, in certain municipal bonds that are taxable obligations, which offer yields comparable to, and in some cases greater than, the yields available on other permissible fund investments.

6 Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For all funds, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch (Prime-3, A-3 or F3 for BNY Mellon Corporate Bond Fund only); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P or by Fitch (Baa or BBB- for BNY Mellon Corporate Bond Fund only); or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

7 BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund each may invest up to 25% of their respective assets in equity securities of foreign companies, including those located in emerging market countries. BNY Mellon Small Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging markets. BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those in emerging market countries.

8 Sovereign debt obligations only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Income Stock Fund				✓	✓		✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓	✓
BNY Mellon International Appreciation Fund			✓	✓	✓		✓
BNY Mellon International Equity Income Fund			✓	✓	✓	✓	✓	✓
BNY Mellon International Fund			✓	✓	✓	✓	✓
BNY Mellon Large Cap Market Opportunities Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Stock Fund			✓	✓	✓		✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Mid Cap Multi-Strategy Fund			✓[9]	✓	✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓			✓	✓			✓

9 Publicly-traded REITs only.

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities[7]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon National Intermediate Municipal Bond Fund	✓			✓
BNY Mellon National Short-Term Municipal Bond Fund	✓			✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓			✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓			✓
BNY Mellon Short-Term U.S. Government Securities Fund	✓			✓
BNY Mellon Small Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund			✓	✓	✓	✓	✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Asset Allocation Fund	✓	✓	✓		✓	✓
BNY Mellon Bond Fund	✓	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓		✓	✓
BNY Mellon Emerging Markets Fund		✓	✓		✓	✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓	✓
BNY Mellon Income Stock Fund		✓	✓		✓	✓
BNY Mellon Intermediate Bond Fund	✓	✓			✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓	✓
BNY Mellon International Equity Income Fund		✓	✓		✓	✓
BNY Mellon International Fund		✓	✓		✓	✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓	✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓		✓	✓

10 Except for BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, each fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

11 Each fund may write only covered call options on securities. Each fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the over-the-counter market for which there appears to be a liquid secondary market. BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each may purchase and sell both exchange-traded and, for hedging purposes only, over-the-counter options. Except for BNY Mellon Income Stock Fund, each fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[10]	Options Transactions[11]
BNY Mellon Municipal Opportunities Fund		✓			✓	✓
BNY Mellon National Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon National Short-Term Municipal Bond Fund		✓			✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund		✓			✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		✓			✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund		✓			✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓	✓

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓
BNY Mellon Corporate Bond Fund	✓
BNY Mellon Emerging Markets Fund					✓
BNY Mellon Focused Equity Opportunities Fund	✓				✓
BNY Mellon Income Stock Fund
BNY Mellon Intermediate Bond Fund	✓
BNY Mellon International Appreciation Fund	✓				✓
BNY Mellon International Equity Income Fund	✓				✓
BNY Mellon International Fund

12 BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will enter into swap transactions only for hedging purposes and only when the Adviser believes it would be in the best interests of the fund's shareholders to do so.

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Large Cap Market Opportunities Fund	✓				✓
BNY Mellon Large Cap Stock Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Municipal Opportunities Fund	✓					✓
BNY Mellon National Intermediate Municipal Bond Fund	✓					✓
BNY Mellon National Short-Term Municipal Bond Fund	✓					✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	✓					✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Short-Term U.S. Government Securities Fund

Fund	Swap Transactions[12]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Small Cap Multi-Strategy Fund	✓				✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓				✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Asset Allocation Fund	✓	✓[15]	✓	✓	✓
BNY Mellon Bond Fund	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓
BNY Mellon Emerging Markets Fund	✓		✓	✓	✓
BNY Mellon Focused Equity Opportunities Fund	✓		✓	✓	✓
BNY Mellon Income Stock Fund				✓	✓
BNY Mellon Intermediate Bond Fund	✓			✓	✓
BNY Mellon International Appreciation Fund	✓		✓	✓	✓
BNY Mellon International Equity Income Fund	✓		✓	✓	✓
BNY Mellon International Fund	✓		✓	✓	✓

13 For each fund, except BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund each will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

14 Each fund, except BNY Mellon Municipal Opportunities Fund, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

15 Underlying Funds may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of their assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Large Cap Market Opportunities Fund	✓		✓	✓	✓
BNY Mellon Large Cap Stock Fund	✓			✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund				✓	✓
BNY Mellon National Short-Term Municipal Bond Fund				✓	✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund				✓	✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Small Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund	✓		✓	✓	✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	✓		✓	✓	✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓
BNY Mellon Emerging Markets Fund			✓		✓
BNY Mellon Focused Equity Opportunities Fund		✓	✓		✓
BNY Mellon Income Stock Fund		✓	✓		✓
BNY Mellon Intermediate Bond Fund			✓	✓	✓
BNY Mellon International Appreciation Fund		✓	✓		✓
BNY Mellon International Equity Income Fund	✓	✓	✓		✓
BNY Mellon International Fund			✓		✓
BNY Mellon Large Cap Market Opportunities Fund		✓	✓		✓
BNY Mellon Large Cap Stock Fund		✓	✓		✓

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund			✓		✓
BNY Mellon National Short-Term Municipal Bond Fund			✓		✓
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			✓		✓
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Short-Term U.S. Government Securities Fund			✓	✓	✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Small/Mid Cap Multi-Strategy Fund		✓	✓		✓
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		✓	✓		✓

BNY Mellon Emerging Markets Fund. The fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stocks of companies organized, or with a majority of assets or business in, emerging market countries. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets Index. As of November 30, 2014, the MSCI Emerging Markets Index consisted of the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund anticipates being as fully invested as practicable in Municipal Bonds. Although each fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to federal income taxes.

BNY Mellon International Equity Income Fund. The fund typically invests in countries represented in the Morgan Stanley Capital International All Country World Index Ex-U.S. ("MSCI ACWI Ex-US Index"). The MSCI ACWI Ex-US Index, an unmanaged, free float-adjusted market capitalization weighted index, measures the equity market performance of developed and emerging markets, excluding the United States. As of November 30, 2014, the MSCI ACWI Ex-US Index consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund. The fund anticipates being as fully invested as practicable in Massachusetts Municipal Bonds. Although the fund's goal is to provide income exempt from federal and Massachusetts personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Massachusetts, personal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Massachusetts personal income taxes or both.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. Each fund will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the fund's shareholders to do so. Situations in which a fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A fund may temporarily invest more than 20% of its net assets in federally taxable obligations to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Bonds. Under such circumstances, a fund may invest in money market obligations as described in the chart above.

BNY Mellon Municipal Opportunities Fund. The fund may invest up to 50% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT. The fund may invest under normal conditions up to 20% of its net assets in taxable obligations, including non-U.S. dollar denominated foreign debt securities such as Brady bonds and sovereign debt obligations. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing the fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. Each fund may invest under normal conditions up to 20% of its net assets in taxable obligations. In addition, each fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund. The fund anticipates being as fully invested as practicable in New York Municipal Bonds. Although the fund's goal is to provide income exempt from federal and New York state and New York city personal income taxes, under normal market conditions, it may invest up to 20% of its net assets in taxable obligations and Municipal Obligations the interest from which is exempt from federal, but not New York state and New York city, personal income taxes. The fund also may invest up to 20% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of the value of its net assets in securities the interest from which is subject to federal or New York state and New York city personal income taxes or both.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. The fund anticipates being as fully invested as practicable in Pennsylvania Municipal Bonds. Although the fund's goal is to provide income exempt from federal and Pennsylvania personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not Pennsylvania, personal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Pennsylvania personal income taxes or both.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
BNY Mellon Money Market Fund	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓[16] (municipal securities only)	✓

16 For BNY Mellon National Municipal Money Market Fund, tax-exempt participation interests.

Fund	Asset-Backed Securities	Commercial Paper[17]	Investment Companies	Municipal Securities[18]	Foreign Securities
BNY Mellon Money Market Fund	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund		✓[19]	✓	✓	✓

17 The commercial paper purchased by each fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The other corporate obligations in which the fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes).

18 A fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer must be equivalent to the quality standard prescribed for the fund.

 For BNY Mellon Money Market Fund, includes taxable municipal securities.

19 For BNY Mellon National Municipal Money Market Fund, tax-exempt commercial paper.

Fund	Illiquid Securities	Borrowing Money	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[20]
BNY Mellon Money Market Fund	✓	✓	✓	✓	✓	✓
BNY Mellon National Municipal Money Market Fund	✓	✓	✓	✓		✓

20 Other than pursuant to the Interfund Borrowing and Lending Program.

BNY Mellon National Municipal Money Market Fund. The fund anticipates being as fully invested as practicable in Municipal Securities. Although the fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to federal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.

The fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares. The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund. The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund. The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements. The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the fund and adversely affect its share price.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

For each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below).

As a matter of Fundamental Policy, BNY Mellon Corporate Bond Fund may not, except as described below, and each other fund may not, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors:

1. Borrowing; Senior Securities

All funds except BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets.) For purposes of this restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

2. Commodities

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Corporate Bond Fund. Purchase or sell physical commodities or contracts related to physical commodities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from entering into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

3. Issuer Diversification

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon International Equity Income Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

BNY Mellon Corporate Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration

All funds except BNY Mellon Money Market Fund. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.) For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

BNY Mellon Money Market Fund. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the fund may invest less than 25% of its assets in bank obligations.

5. Loans

All funds except BNY Mellon Corporate Bond Fund. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Corporate Bond Fund. Make loans or lend securities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits such loans to no more than 33-1/3% of the value of the fund's total assets.) Any loans of portfolio securities will be made according to guidelines established by the SEC and the board. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the fund.

6. Real Estate

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

BNY Mellon Corporate Bond Fund. Purchase or sell real estate, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein.

7. Underwriting

All funds except BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent the fund may be deemed an underwriter under the 1933 Act by virtue of purchasing or disposing of portfolio securities and as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Margin

All funds except BNY Mellon Corporate Bond Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

BNY Mellon Corporate Bond Fund. Purchase securities on margin, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. The use of short-term credit necessary for clearance of purchases and sales of portfolio securities, and effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction. In addition, the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments.

2. Purchase Securities of Other Investment Companies

All funds except BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

3. Illiquid Investments

All funds. Invest more than 15%, and each of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund will not invest more than 5%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act, securities which may be resold under Rule 144A under the Securities Act and municipal lease obligations and participations therein, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

4. Short Sales

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon International Equity Income Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

5. Borrowings

All funds. Purchase any security while borrowings representing more than 5% of such fund's total assets are outstanding.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, as pertains to BNY Mellon Corporate Bond Fund and BNY Mellon International Equity Income Fund, the purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices will not be considered to involve the borrowing of money or issuance of senior securities to the extent the fund segregates liquid assets in an appropriate amount (e.g., equal in value to the fund's potential exposure with respect to the transaction) or otherwise "covers" its obligation under the transaction. With respect to investing in real estate, the 1940 Act does not specifically permit investments in real estate, and the funds do not currently intend to invest in real estate.

Each fund, except BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, has adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments (or other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

Fund	Investment
BNY Mellon Bond Fund BNY Mellon Intermediate Bond Fund	Bonds
BNY Mellon Corporate Bond Fund	Corporate bonds*
BNY Mellon Emerging Markets Fund	Equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets

Fund	Investment
BNY Mellon Focused Equity Opportunities Fund BNY Mellon International Appreciation Fund BNY Mellon International Equity Income Fund	Equity securities
BNY Mellon Income Stock Fund	Stocks
BNY Mellon Large Cap Stock Fund BNY Mellon Large Cap Market Opportunities Fund BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Equity securities of large cap companies
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Massachusetts Municipal Obligations
BNY Mellon Mid Cap Multi-Strategy Fund	Equity securities of mid cap companies
BNY Mellon National Intermediate Municipal Bond Fund BNY Mellon National Short-Term Municipal Bond Fund BNY Mellon Municipal Opportunities Fund	Municipal Obligations
BNY Mellon National Municipal Money Market Fund	Municipal Securities
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	New York Municipal Obligations
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Pennsylvania Municipal Obligations
BNY Mellon Short-Term U.S. Government Securities Fund	Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements in respect of such securities
BNY Mellon Small Cap Multi-Strategy Fund	Equity securities of small cap companies
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Equity securities of small-cap and mid-cap companies

*Does not include foreign corporate bonds denominated in foreign currencies.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

BNY Mellon Funds Trust is an open-end management investment company. The funds are series of BNY Mellon Funds Trust, and investments are made through, and shareholders invest in, the funds. References in this SAI to a "fund" generally refer to the series of BNY Mellon Funds Trust. BNY Mellon Funds Trust was organized as a Massachusetts business trust on April 14, 2000. A fund may not change its subclassification from "diversified" to "non-diversified" without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Income Stock Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Money Market Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund are classified as "diversified" under the 1940 Act.

BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund are classified as "non-diversified" under the 1940 Act.

ADMINISTRATION AGREEMENT

The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the BNY Mellon Funds Trust. Pursuant to the Administration Agreement, The Bank of New York Mellon supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services (other than fees and expenses of the transfer agent associated with cash management and related services); calculates the net asset value of fund shares; and generally assists in supervising all aspects of fund operations (except investment management). No administration fee is applied to assets held by Funds of Funds which are invested in shares of Underlying Funds or, with respect to BNY Mellon Asset Allocation Fund, cash or money market instruments. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the BNY Mellon Funds Trust in the aggregate:

Total Assets	Annual Fee
$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Board Members.

KPMG LLP, 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2013, the population density of Massachusetts was estimated at 858.1 persons per square mile, as compared to 89.5 for the United States as a whole, and the Commonwealth ranked third among the states in percentage of residents living in metropolitan areas (98.5%). The city of Boston is the largest city in New England, with an estimated 2013 population of 645,966. The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate, rental and leasing, professional and technical services and government and manufacturing) contributed 48.6% of the Commonwealth's GDP in 2013.

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.5%. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline in personal income in 2009, personal income growth in Massachusetts and the United States steadily increased until 2012. From 2006 to 2012, however, income in the Commonwealth either declined more slowly, or grew more quickly, than the nation during the recession and its aftermath. More recently, Massachusetts and the United States have experienced a slight decline in real income. Only the District of Columbia, and Connecticut have had higher levels of per capita personal income. The per capita income average in the Commonwealth and the nation in 2013 was $57,248 and $44,765, respectively.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005. The Massachusetts rate exceeded the U.S. rate for 14 out of 17 months between January 2006 and May 2007, but only three of those differences exceeded 0.2%. From June 2007 to October 2013, the Commonwealth rate remained at or below the comparable (seasonally adjusted) U.S. rate. From October 2009 to January 2010 that rate peaked at 8.7%. The average unemployment rate for 2013 in Massachusetts and the nation was 7.1% and 7.4%, respectively. As of September 2014, the unemployment rate for Massachusetts and the nation was 6.0% and 5.9%, respectively.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Stabilization Fund was established as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The Stabilization Fund ended Fiscal Year 2014 with a balance of $1.248 billion, which represented approximately a $30 million decline from the close of Fiscal Year 2013. The projected balance for Fiscal Year 2015 is $1.218 billion.

The Commonwealth ended Fiscal Year 2014 with a non-segregated cash balance of approximately $1.34 billion. The most recent cash flow statement projects a Fiscal Year 2015 ending balance of approximately $2.23 billion. The Commonwealth's five-year capital investment plan calls for Fiscal Year 2015 capital spending of approximately $3.39 billion. The State Treasurer's office planned to issue $1.2 billion in RANs for cash flow needs for Fiscal Year 2015 on or about September 30, 2014. These RANs would be expected to be repaid in April, May and June 2015.

Fiscal Year 2014. The Fiscal Year 2014 budget, as originally approved, authorized approximately $33.527 billion in spending, exclusive of approximately $1.630 billion in required pension contributions and $283 million in Fiscal Year 2013 spending authorized to be continued into Fiscal Year 2014. Approximately $582 million in supplemental appropriations were authorized during Fiscal Year 2014. Subsequent to year-end, an additional supplemental budget was enacted totaling approximately $89 million in new and continued appropriations, $38 million of which was for Fiscal Year 2014 expenditures, and $51 million of which was continued to Fiscal Year 2015 and re-appropriated.

On November 4, 2014, the Comptroller closed the books on Fiscal Year 2014. Fiscal Year 2014 budgeted fund total expenditures and other uses exceeded Fiscal Year 2014 budgeted fund total revenues and other financing sources by $424 million, and Fiscal Year 2014 ended with a budgeted fund balance of $1.451 billion. Of that amount, $1.248 billion was reserved in the Stabilization Fund, $190 million was reserved for continuing appropriations and debt service into Fiscal Year 2015, and $12 million was undesignated.

The Stabilization Fund balance of $1.248 billion at the end of Fiscal Year 2014 represented a $308 million decrease from the close of Fiscal Year 2013. The Commonwealth withdrew $350 million from the Stabilization Fund to help maintain budgetary balance in Fiscal Year 2014. In addition, $7 million of investment income was transferred from the Stabilization Fund to the Commonwealth General Fund, and a total of $41 million in capital gains tax revenue was deposited to the Stabilization Fund and then transferred from the Stabilization Fund to the State Retiree Benefits Trust Fund ("SRBTF") and the Pension Liability Fund. For Fiscal Year 2014, state law also required that all individual settlements and judgments in excess of $10 million be deposited directly to the Stabilization Fund, which would have resulted in $437 million being transferred to the Stabilization Fund in Fiscal Year 2014, but this provision was suspended by budgetary legislation enacted during the fiscal year, and all settlements and judgments were retained in the Commonwealth General Fund.

Fiscal Year 2015. The Fiscal Year 2015 budget was enacted by the Legislature on June 30, 2014 and approved by the Governor on July 11, 2014. A $4.6 billion interim budget for the first month of Fiscal Year 2015 was enacted by the Legislature and approved by the Governor on June 26, 2014. Total spending in the Fiscal Year 2015 budget amounts to approximately $36.491 billion. The Fiscal Year 2015 budget assumes tax revenues of $24.430 billion, reflecting the consensus Fiscal Year 2015 tax estimate of $24.337 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. Approximately $1.17 billion of the tax estimate is assumed to be generated from taxes on capital gains. Pursuant to the excess capital gains revenue law, $122 million of the projected capital gains tax revenue will be required to be deposited into the Stabilization Fund and will not be available for budgetary purposes. The budget also assumes $240 million from the modification of the existing tax and non-tax judgment and settlement law. The Fiscal Year 2015 budget relies on $423 million in one-time resources to support recurring spending, down from the Fiscal Year 2014 assumption of $667 million.

On July 25, 2014 the Governor approved legislation that included $15.7 million in appropriations, including $11 million for the development and implementation of job counseling and training services at the Department of Transitional Assistance and $2.9 million for the hiring of additional "employment specialist" caseworkers at the Department of Transitional Assistance. The following month, the Governor approved county government financial management legislation that will allow certain counties to use deeds excise revenues for their required maintenance of efforts. This legislation is expected to result in an estimated revenue loss of $5.3 million in Fiscal Year 2015.

On August 6, 2014 the Governor approved legislation intended to improve the Commonwealth's drinking water and wastewater infrastructure. The legislation totals $4.5 million in appropriated spending, including $3 million for planning and technical assistance grants to be administered by the Department of Environmental protection and $1.5 million for a water technology innovation grant program to be administered by the Massachusetts Clean Energy Center. Later that month, the Governor approved economic development legislation totaling approximately $79.4 million in appropriations, as well as a $3 million transfer to the Housing Preservation and Stabilization Trust. The legislation also authorized a two-day sales tax holiday, which occurred on August 16 and 17, 2014. The Commissioner of Revenue is required to certify, on or before December 31, 2014, the amount of foregone sales tax revenue as a result of the holiday. However, the Department's initial estimate is that the holiday cost $25.9 million in foregone sales tax revenue. The legislation also includes tax credits and exemptions that are expected to result in an estimated tax revenue loss of $11.6 million in Fiscal Year 2015.

In October 2014, the Executive Office for Administration and Finance re-certified the Fiscal Year 2015 budget's estimated revenues. On November 4, 2014, Massachusetts voters rejected a ballot initiative that would have reduced budgeted revenues by $195 million by repealing legalized casino gaming in the Commonwealth.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. The major components of Commonwealth taxes are the income tax, which accounted for approximately 55.6% of the total tax revenues in Fiscal Year 2014, the sales and use tax, which accounted for approximately 23.3%, and the corporations and other business and excise taxes, which accounted for approximately 10.8%. Other tax and excise sources accounted for the remaining 10.3% of Fiscal Year 2014 tax revenues.

Fiscal Year 2014. Tax revenues for Fiscal Year 2014 totaled approximately $23.370 billion, an increase of approximately $1.247 billion (5.6%) over the same period in Fiscal Year 2013. The tax revenue increase is attributable, in large part, to an increase of approximately $493.3 million (4.9%) in withholding collections, an increase of approximately $115.2 million (5.5%) in income tax cash estimated payments, an increase of approximately $331.9 million (6.4%) in sales and use tax collections, an increase of approximately $248.8 million (11.0%) in corporate and business tax collections, and an increase of approximately $294.7 million (15.8%) in several other tax categories (including estate tax, motor fuels tax, cigarette tax and deeds), which were partly offset by a decrease of approximately $171.1 million (8.1%) in income tax payments with bills, returns and extensions, and an increase in income cash refunds of approximately $61.0 million (4.3%). Fiscal Year 2014 tax collections were approximately $169 million above the revised Fiscal Year 2014 tax revenue estimate of $23.2 billion.

Fiscal Year 2015. Preliminary tax revenues for the first four months of Fiscal Year 2015 totaled approximately $7.310 billion (including 413.5 million in one-time settlements), an increase of approximately $211.9 million (3.0%) over the same period in Fiscal Year 2014. This increase is attributable, in large part, to an increase of approximately $162.9 million (5.0%) in withholding collections, an increase of approximately $48.1 million (8.5%) in cash income tax estimated payments, and an increase of approximately $95.0 million (5.1%) in sales and use tax collections, which were partly offset by a decrease of approximately $59.0 million (22.1%) in income tax payments with bills and returns, and a decrease of approximately $78.2 million (12.3%) in corporate and business collections. Excluding the $13.5 million in one-time tax settlements, year-to-date Fiscal Year 2015 tax collections were approximately $32 million below the benchmarks associated with the Fiscal Year 2015 tax revenue estimate of $24.387 billion.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. Federal reimbursements for Fiscal Year 2014 amounted to $8.372 billion and are estimated to be $9.85 billion for Fiscal Year 2015. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Year 2014, these revenues were $3.175 billion and are projected to be $4.25 billion for Fiscal Year 2015.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $989.7 million, $976.5 million, $1.075 billion, $1.050 billion and $1.069 billion in Fiscal Years 2010 through 2014, respectively. The Fiscal Year 2015 budget assumed total transfers from the Lottery of $1.045 billion to fund various commitments appropriated by the Legislature from the State Lottery and Gaming Fund and the Arts Lottery Fund, including $849.8 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the Commonwealth General Fund.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2024 to be approximately $8.962 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year from 2006 through 2011. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth also was awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the SRBTF for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the SRBTF. The budgets for Fiscal Years 2010-12 transferred all payments received by the Commonwealth in those fiscal years pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund. The Fiscal Year 2012 budget included a requirement that, beginning in Fiscal Year 2013, 10% of the annual tobacco payments are to be transferred to the SRBTF ($253.5 million in Fiscal Year 2013), with the difference deposited to the Commonwealth General Fund, and that the amount deposited to the SRBTF is to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund. However, the Fiscal Year 2015 budget includes a provision that funds the scheduled 30% transfer (approximately $85 million) to the SRBTF from unspent debt service appropriations rather than through tobacco settlement proceeds. Other budgetary resources will need to fund the balance of the transfer should there be insufficient unspent debt service appropriations. Based on tobacco settlement proceeds received by the Commonwealth during Fiscal Year 2014, $56.4 million (equal to 20% of the $282.1 million in tobacco settlement proceeds) was transferred to the SRBTF in Fiscal Year 2014 as a result of these provisions. However, due to insufficient unspent debt service appropriations, a balance of approximately $15 million of tobacco proceeds was used to complete the transfer.

Gaming. On November 22, 2011 the Governor approved legislation that authorize the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent state gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a "Category 1" license) and $25 million for the slot facility (a "Category 2" license). According to the Massachusetts Gaming Commission, aggregate state tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.

An initiative petition to repeal the authorizing legislation appeared on the general election ballot in November 2014 but was not approved by voters. On June 13, 2014, the Massachusetts Gaming Commission entered into an agreement with a Category 1 licensee in one of the three regions, pursuant to which the licensee received a license effective on November 7, 2014, following the defeat of the ballot initiative. On September 17, 2014, the Massachusetts Gaming Commission entered into an agreement with a Category 1 licensee in a second region pursuant to which the licensee also received a license effective on November 7, 2014. The Fiscal Year 2015 budget assumes a total of $73 million from gaming-related revenue, $53 million in Category 1 licensing fee revenue and $20 million from the first year of operating revenue from the slot facility.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. Direct local aid payments were $5.22 billion in Fiscal Year 2014 and are projected to be $5.35 billion in Fiscal Year 2015.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2015 budget includes funding for education aid of $4.40 billion. This level of funding brings all school districts to the foundation level called for by 1993 education reform legislation and is an increase of $100 million over the Fiscal Year 2014 state-supported amount of $4.30 billion.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures. Under the federal Affordable Care Act (the "ACA"), since January 1, 2014, MassHealth receives 75% federal reimbursement for spending on newly eligible members and certain existing members. The reimbursement rate will increase to 80% on January 1, 2015.

Healthcare is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2007-12 grew by 6.08% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.9% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession also contributed to Medicaid membership increases from Fiscal Years 2009 to 2012. For Fiscal Year 2014, 39.4% of the Commonwealth's budget was devoted to Medicaid and the Commonwealth Care program. Fiscal Year 2012 and 2013 Medicaid spending was $10.431 billion and $10.800 billion, respectively. MassHealth was able to make certain payments in June 2013 that were previously scheduled to occur in Fiscal Year 2014 as part of an annual cash management strategy which alleviated a portion of the anticipated budget pressures in Fiscal Year 2014. The Fiscal Year 2015 Budget continues and expands these strategies.

The Fiscal Year 2014 budget included $12.113 billion for the MassHealth program. This was approximately $1.314 billion higher than Fiscal Year 2013 spending. The growth in MassHealth expenditures is largely driven by the expansion of the eligible population as of January 1, 2014. Under the ACA, Massachusetts residents (subject to limited exception) below 133% of the federal poverty level are now eligible for a new MassHealth program called MassHealth CarePlus. Based on available claims data, MassHealth has spent $389.2 million on services for the approximately 317,000 members currently enrolled in temporary Medicaid coverage. The Commonwealth will continue to monitor spending on the temporary Medicaid coverage population. The extent of the fiscal impact at MassHealth will depend on the size of the temporary Medicaid coverage population, how long they remain in temporary Medicaid coverage, and utilization of health care services.

The Fiscal Year 2015 Budget includes $13.500 billion for the MassHealth program. This is approximately $1.588 billion higher than Fiscal Year 2014 spending. The budget fully funds implementation of the ACA, with Fiscal Year 2015 being the first full fiscal year in which the ACA program shifts are in effect. While this represents a significant portion of the growth in MassHealth's programmatic appropriations, nearly 80% of the spending on the

ACA expansion populations is offset by federal reimbursements. EOHHS is coordinating a statewide effort to implement the ACA and to actively pursue federal health reform grants.

The Commonwealth also was awarded $44 million in federal funding to support the multi-payer transition away from fee-for-service payments towards alternative payment methodologies.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority ("Health Connector") to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. The Health Connector has administered the Commonwealth Choice program, a non-subsidized program providing health insurance coverage options to individuals ineligible for subsidies and to Massachusetts-based small employers. Most of the funding to support the Commonwealth Care Program is paid out of the Commonwealth Care Trust Fund, which is supported by other dedicated revenue sources.

Since January 1, 2014 the Health Connector has administered the Commonwealth's Health Insurance Marketplace under the ACA. The Fiscal Year 2015 budget does not include an appropriation for the Heath Connector. Rather, the Health Connector's resources are expected to be derived exclusively from increased dedicated revenues from cigarette taxes and employer contributions, federal grants and self-generated revenues. Health Connector spending under the Fiscal Year 2015 budget is projected to be $268.3 million, a reduction of $397 million from the prior fiscal year.

On October 30, 2014 the Commonwealth's Medicaid waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and extended through June 30, 2019. The $41.4 billion agreement, which represents a $15 billion increase over the previous waiver, preserves existing Medicaid eligibility and benefit levels in and continues to support state and federal health care subsidies for low-and-middle income individuals to keep insurance affordable for them and includes more than $20 billion in revenue to the Commonwealth through federal financial participation. The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals. The total amount of payments over the three year period is up to $690.6 million, of which up to approximately $85.4 million is expected to be covered by state resources annually.

Health Safety Net Trust Fund ("HSN"). HSN makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. HSN is funded primarily through assessments on hospitals and health insurance providers. HSN demand in Fiscal Year 2014 was expected to exceed available resources by $97 million. This shortfall would have been larger if not for the impact of the ACA. By expanding coverage opportunities for HSN members, the demand for HSN services is expected to be $51 million lower than it would have been without ACA. The impact of the ACA was expected to grow in Fiscal Year 2015 to a projected $130 million in demand reduction and the HSN shortfall is expected to decrease to $44 million.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers three major programs of public assistance for eligible residents: transitional aid to families with dependent children; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Commonwealth is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program ("SNAP," formerly the food stamps program), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional assistance ("SNA") program, which provides small supplemental benefits to working families enrolled in the SNAP program. Total budgeted operating funds for the Department of Transitional Assistance was $723.3 million in Fiscal Year 2013 and $693.8 million in Fiscal Year 2014. Preliminary spending in Fiscal Year 2015 is projected to be $745.80 million.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February

2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually exempt from federal sequestration. Under federal TANF program rules, the Commonwealth must meet the federal work participation rate (i.e., the percentage of work-eligible individuals receiving assistance who are participating in work or training-related activities allowed under the program) is 50% for all families and 90% for two-parent families. States can lower their work participation rate requirement by applying credits earned through annual caseload reductions. In order to assist in meeting these requirements, in Fiscal Year 2008, the Commonwealth established the SNA program. Working families receiving SNAP are enrolled in SNA if they meet the TANF work requirements and are categorically eligible for TANF, thus assisting the Commonwealth in meeting the federal participation rate.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health ("DPH"), the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The Office of Health Services' spending for Fiscal Year 2013 and 2014 was $1.150 billion and $1.211 billion, respectively. Preliminary spending in Fiscal Year 2015 is projected to be approximately $1.311 billion.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On November 16, 2011, the Governor approved legislation containing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees who join a retirement system on or after April 2, 2012. The legislation is expected to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and nearly $2 billion for municipalities.

On June 25, 2012, the Governmental Accounting Standards Board voted to approve new standards that will modify the accounting and financial reporting of the Commonwealth's pension obligations. The new standards will require the Commonwealth to report in its statement of net position a net pension liability (i.e., the difference between the total pension liability and the assets set aside in a trust and restricted to paying benefits to current employees, retirees and their beneficiaries) and will require immediate recognition of more pension expense than is currently required. The new standards are effective for Fiscal Year 2015.

On September 23, 2014, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2014. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2013. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $29.043 billion, including approximately $9.098 billion for the Massachusetts State Employees' Retirement System ("MSERS"), $17.801 billion for the Massachusetts Teachers' Retirement System ("MTRS"), $1.942 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems. The PERAC valuation study estimated the total actuarial accrued liability as of January 1, 2014 to be approximately $74.937 billion (comprised of $30.680 billion for MSERS, $40.742 billion for MTRS, $3.315 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $45.894 billion based on a five-year average valuation method, which equaled 94.9% of the January 1, 2014 total asset market value.

The most recent pension funding schedule for payments into the Commonwealth's Pension Liability Fund was filed on January 14, 2014. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until Fiscal Year 2017 with 7% increases thereafter until the final amortization payment in Fiscal Year 2036 (four years before the statutory requirement).

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2013 spending on higher education totaled $990.8 million. Fiscal Year 2014 spending totaled $1.092 billion and projected Fiscal Year 2015 spending is $1.166 billion.

Capital Spending

The Executive Office for Administration and Finance maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On July 1, 2014, the Governor released a five-year capital investment plan for Fiscal Year 2015 through Fiscal Year 2019. With the release of the plan, the Governor announced that the bond cap is expected to be $2.125 billion for Fiscal Year 2015. The bond cap for Fiscal Years 2016 through Fiscal Year 2019 is projected to be $2.250 billion.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2016. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority. The Massachusetts Bay Transportation Authority ("MBTA") issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of October 31, 2014, the MBTA had approximately $296.6 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $87 million to $39 million through Fiscal Year 2016 and declining thereafter.

Legislation approved by the Governor on October 31, 2014 increased the amount of dedicated sales tax receipts and the base revenue amount statutorily required to be credited to the MBTA by $160 million starting in Fiscal Year 2015. The $160 million increase in the dedicated sales tax receipts and the base revenue amount replace the $160 million annual state appropriation the MBTA had received since Fiscal Year 2010, although unlike the $160 million appropriation previously mandated in statute, the $160 million now included in the base revenue amount will increase annually with inflation. However, the $160 million included in the dedicated sales tax amount will not increase with inflation.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of October 31, 2014, the Commonwealth had approximately $20.7 billion in issued and outstanding general obligation debt, of which $17.3 billion (approximately 83%) was fixed rate debt and $3.5 billion (17%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $705.9 million of outstanding general obligation debt as of October 31, 2014. Other outstanding variable rate structures include London Interbank Offered Rate ("LIBOR") index bonds, auction rate securities, and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. As of October 31, 2014, the Commonwealth had approximately $443.5 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.6 billion (approximately 13%) of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $694.3 million, or approximately 3.35% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis. The Commonwealth intends to implement a multi-year asset/liability management strategy in order to better balance its interest rate exposure by increasing the portion of its outstanding debt issued as unhedged floating rate bonds.

As of October 31, 2014, the Commonwealth had outstanding approximately $142.3 million ($76.9 million principal and $65.4 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under American Recovery and Reinvestment Act ("ARRA"). The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of October 31, 2014, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, as of October 31, 2014, the Commonwealth had liquidity support for a $200 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of October 31, 2014, the Commonwealth had outstanding $249.7 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax.

The Commonwealth is also authorized to issue approximately $2.383 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program and other transportation improvements. As of October 31, 2014, the Commonwealth had outstanding $1.404 billion of such bonds. A portion of the outstanding bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million). Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013. On that date, the Internal Revenue Service then announced that such interest subsidy payment will be subject to a sequestration reduction of 7.2% through September 30, 2014. Federal legislation has since extended these sequestration provisions through federal Fiscal Year 2024. On October 16, 2014, the Internal Revenue Service announced that the sequestration reduction will be 7.3% through September 30, 2015. Beginning in Fiscal Year 2015 such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund, to be used, without further legislative appropriation, to pay debt service related to such bonds.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of October 31, 2014.

On July 29, 2014, legislation was approved authorizing the Commonwealth to issue an additional $1 billion in special obligation bonds to finance an expansion of the convention center in Boston, plus additional bonds for up to 10% of the bonded amount, in the discretion of the State Treasurer, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund and the same revenue sourced pledged to the outstanding bonds that were issued in 2004.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of October 31, 2014, $178.4 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

The Commonwealth also is authorized to issue an additional $1.1 billion of subordinated grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of October 31, 2014, $352.5 million of such notes was outstanding.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D. et al v. The Governor. In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home-and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws. In February 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and undertook implementation of its remedial plan. MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs prospectively by over $20 million annually. The monitoring period has been extended through June 30, 2015. The Commonwealth maintains that it is in full compliance with the court's judgment and is providing the plaintiffs and the court monitor with a large volume of documentation that the plaintiffs requested. The next hearing date was scheduled for December 22, 2014.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. A bench trial began in January 2013 and went on hiatus after the plaintiffs rested their case. The defendants filed a motion for judgment on the record on April 30, 2013, which the trial court took under advisement. On September 30, 2013, the trial court allowed the Commonwealth's motion and entered final judgment for the defendants. The Court issued a memorandum articulating the full grounds for its decision on November 22, 2013, and the plaintiffs filed a notice of appeal with the appellate court. The Commonwealth filed its brief on June 16, 2014. The plaintiffs-appellants filed a reply brief on July 3, 2014. Oral argument was held on November 5, 2014.

SEIU v. Department of Mental Health. The Service Employees International Union has challenged the Department of Mental Health's ("DMH") contracts for the provision of Community Based Flexible Supports ("CBFS") as unlawful privatization contracts under the so-called "Pacheco Law." Plaintiff seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former case managers who the plaintiff claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the DMH filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on the plaintiff's lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. On March 24, 2013, judgment entered dismissing the case upon DMH's motion. SEIU subsequently appealed. On August 15, 2014, the Supreme Judicial Court issued a decision affirming the trial court's determination that the complaint was deficient for failing to name the state contractors in the CBFS program as parties. It remanded the case to the trial court for the sole purpose of allowing SEIU to move to amend its complaint to add as necessary parties the DMH contractors. The Supreme Judicial Court also reversed the trial court's separate determination that, based on the pleadings, SEIU lacked direct standing to seek enforcement of the Pacheco Law. The union filed an amended complaint, naming the CBFS contractors on October 8, 2014. In addition to other defenses, DMH continues to deny that it violated the Pacheco Law or that the 2009 lay-offs were due to the CBFS procurement. DMH further denies that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated. DMH believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Hutchinson et al v. Patrick et al. This is a 2007 class action brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the federal Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. In May 2008, the parties entered into a settlement agreement in which the State was to create two new home-and community-based programs to serve brain-injured individuals. However, the Centers for Medicare and Medicaid Services would not approve one of these programs and, as a result, the parties executed an amended settlement agreement. Under the terms of the amended settlement agreement, the defendants will provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities. The cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government. The Fiscal Year 2015 budget provides $34.3 million to fund this program. By Fiscal Year 2019 (year six of the settlement agreement), when the program will be fully implemented, the annualized cost of the program as initially projected will be approximately $56 million on a net basis.

Massachusetts Council of Human Service Providers, Inc., et al. v. Secretary of the Executive Order of Health and Human Services. A coalition of social service providers has brought suit against EOHHS, alleging that EOHSS has failed to promulgate higher rates of reimbursement to providers of various behavioral health services, and to reimburse those providers consistent with such rates. The plaintiffs allege in their complaint, that if EOHHS is ordered promptly to set and pay according to all rates that have not yet been promulgated, EOHHS would be liable for approximately $52 million in higher rate payments just in Fiscal Year 2015 alone. On July 29, 2014, EOHHS filed its answer denying some allegations and asserting several affirmative defenses. The plaintiffs filed a motion for judgment on the pleadings on October 30, 2014. EOHHS had until December 3, 2014 to file its response. A hearing is slated for January 5, 2014.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the HSN might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the HSN. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool Fiscal Year 2014 the Commonwealth will have collected an estimated $5.482 billion in acute hospital assessments since 1990 and an estimated $2.362 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006. On April 6, 2012, the federal Office of the Inspector General ("OIG") initiated an audit of MassHealth's federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG issued a draft report on June 3, 2014 to which MassHealth responded on July 3, 2014. The OIG draft report concluded that during the audit period MassHealth over-claimed $105 million in Federal Financial Participation due to timing issues associated with the temporary FMAP increase due to ARRA and EOHHS' "void and replaced" claiming system. EOHHS' response to the draft report states that MassHealth worked closely with the Federal Centers for Medicare and Medicaid Services ("CMS") to develop the system it uses to submit claims and adjustments for federal matching funds on the CMS-64 form since June 2009, and that CMS validated and accepted the "void and replace" claims adjustment system EOHHS used. The OIG's audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment. Based on the OIG's methodology, there was a $108 million federal underpayment to the Commonwealth for the period of January 2011 through September 2013. Based on the OIG's audit report, MassHealth has implemented the OIG's interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG's recommended adjustment. EOHHS in response advised the OIG that if CMS agrees with the OIG's interpretation of federal claiming rules and the rules are applied consistently, EOHHS has no objection to the OIG's recommended finding. The OIG issued its final report in September, 2014. The OIG did not accept EOHHS' position. EOHHS is pursuing this matter further with CMS. CMS has not taken an action to disallow the $108.2 million that the OIG insists is an overpayment.

In re: Centers for Medicare and Medicaid Financial Management Review: 01-MS-2012-MA-01. On September 4, 2013, CMS issued a draft report of its financial review of Massachusetts' Nursing Facility User Fees for federal Fiscal Year 2010. In its report, CMS referenced that the Commonwealth collected $220.7 million in federal Fiscal Year 2010 in nursing facility user fees and that non-compliance with requirements for federal funding could result in recoupment of federal funds. The findings and recommendations included a request to submit a new application for a waiver of federal requirements applicable to the user fee. CMS has asked EOHHS to develop a new tax structure governing the imposition of Massachusetts Medicaid nursing facility user fees to ensure that the Commonwealth can maintain compliance with federal funding requirements. EOHHS responded to CMS's draft report in March 2014. On June 10, 2014, CMS issued a final report accepting EOHHS' response and stating it would work with EOHHS to implement the action steps outlined in its response.

In re: Office of the Inspector General Report Number: A-01-15-00001. On October 22, 2014, the Office of the Inspector General initiated an audit of MassHealth's federal reporting of certain claims for the period October 1, 2008 through December 31, 2010 in order to review MassHealth's compliance with federal timely claiming rules. No entrance conference has been scheduled at his time. According to MassHealth's estimates, if the OIG finds that MassHealth did not comply with these rules during the audit period, the maximum overpayment the OIG could find is approximately $26 million.

In re: Office of the State Auditor. The Office of the State Auditor has been reviewing MassHealth payments for services provided under the MassHealth Limited program for the period July 1, 2011 through December 31, 2012. The State Auditor issued a draft report in September 2014 finding that MassHealth made $37 million in overpayments during the audit period. MassHealth has responded disputing these findings. The State Auditor has not published a final report.

Environmental Matters.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the trustees reopened preliminary discussions on a potential settlement framework.

Taxes and Other Revenues.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue. A putative class of Massachusetts customers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected sales tax upon service contracts that were purchased at the same time customers purchased computers from Dell. The Supreme Judicial Court allowed the case to go forward in the face of an arbitration clause precluding class actions but ruled that Dell could not be liable for punitive damages for collecting taxes that it believed, in good faith, were due; the Court, however, let the action go forward if amended to include a lack of good faith. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell's third-party action until Dell had fully prosecuted appeals from the denials of the abatement applications that Dell and others had filed with the Appellate Tax Board ("ATB") seeking return of the same sales taxes. Dell's efforts to dismiss the trial court action based upon the arbitration clause resulted in two additional Supreme Judicial Court opinions. First, on June 12, 2013, the Supreme Judicial Court ruled against Dell and then, on August 1, 2013, based upon the June 2013 U.S. Supreme Court opinion in American Express Co. v. Italian Colors Restaurant, the Court ruled in favor of Dell, that the arbitration clause must be enforced. Subsequently, on October 24, 2013, the trial court granted Dell's motion to confirm the arbitration award and dismiss. The plaintiffs have appealed from this judgment of dismissal, briefing is complete in that appeal, and the case was scheduled for oral argument at the appellate court, on November 13, 2014. A separate motion to substitute a new plaintiff was denied by the trial court, and the would-be plaintiff has joined the appeal.

Dell's sales tax appeals were heard by the ATB on June 12, 2013. On December 17, 2013, the ATB issued an order indicating its intention to issue an abatement based on a variety of findings and rulings, and ordered the parties to compute the amount to be abated within thirty days of the date of the order's issuance. After various motions were filed by both parties, the ATB entered an order staying all activity on the case until the motions were heard. The motions were argued on March 18, 2014, and are under advisement. Assuming the ATB ultimately determines the amount to be abated, it will issue a decision, from which either or both parties may request that the ATB issue certain findings of fact and explain the rationale for its decision. It should be noted that, in a sales-tax abatement case like this one, the Commissioner is obligated to refund (i.e., actually pay) only those amounts that the taxpayer/vendor (here, Dell) can demonstrate that it has actually repaid or credited to consumers. Accordingly, there is often a significant disparity between the amount of an ordered abatement and the actual exposure to the Commonwealth.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue. Satellite-television providers DIRECTV and Dish Network claim that the excise tax on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitution. Were the providers to prevail, the potential refund of taxes collected under the statute could be around $12 million for each tax year, and a corresponding amount of annual revenue would be unavailable for collection in future tax years. (The Department currently estimated the amount of potential loss at around $63 million.) The Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies, which the court denied. On November 21, 2012, the court granted summary judgment in favor of the Department of Revenue. The providers appealed on January 25, 2013, and the Supreme Judicial Court granted their application for direct appellate review. The providers filed their principal brief in the Supreme Judicial Court on April 28, 2014, and the Department's brief in response was filed on June 27, 2014. The providers filed their reply brief on August 11, 2014 and a number of amicus briefs also have been filed. Oral argument occurred on November 4, 2014.

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board. The taxpayer filed two petitions with the ATB on December 4, 2013. The first petition is appealing the Commissioner's refusal to refund corporate excise tax for the years 2003-2008 on the basis that the correct apportionment methodology is cost of performance instead of market-based sourcing. In its second petition, the taxpayer is appealing the Commissioner's refusal to abate additionally assessed corporate excise tax for the years 2002-2008. Together the claims total around $84 million. On May 2, 2014, the Commissioner filed her answers and issued discovery in the non-cost of performance cases on June 13, 2014. She is in the process of drafting discovery for the cost of performance cases. The taxpayer has partially responded to the Commissioner's discovery requests and has conceded a number of peripheral issues. The taxpayer also filed amended petitions in two of the pending appeals. The Commissioner has filed answers to the amended petitions. On September 3, 2014, the parties held their first status conference at the Appellate Tax Board, at which time they agreed to schedule another status conference in January 2015. On September 4, 2014, the taxpayer filed an amended petition. A trial date has not yet been set.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPM") adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in each of 2004-2011, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including the Commonwealth, diligently enforced their NPM escrow statutes. Certain PMs have made payments to the Commonwealth, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continued to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $21.8 million in withheld 2005 MSA payments.

The PMs notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2004-2011 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If these matters are arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1 million, plus interest, up to but not exceeding the full amount of the Commonwealth's MSA payment for the relevant year's sales, depending upon the outcome of similar NPM proceedings against other states.

Northeastern University, et al. v. Commissioner of Revenue and related (unasserted) Brownfields Credits Claims. The plaintiffs, three Massachusetts universities, allege that the Commissioner of Revenue wrongfully denied their requests for brownfields tax credits. Legislation in 2006 made not-for-profit institutions eligible to claim tax credits for work those institutions performed to remediate an environmentally contaminated site. The sole issue in this litigation, filed in August, 2014, is whether the taxpayers are eligible for a brownfields tax credit arising from site-remediation work they performed prior to the effective date of the legislation. The Commissioner denied the plaintiffs' applications for the credit. If the plaintiffs were to prevail in their request for declaratory judgment, they would become entitled to tax credits in the cumulative amount of $17.1 million. Additionally, if the plaintiffs were to prevail, other entities could be bolstered in their as-yet unasserted claims for credits worth tens of millions of dollars.

Other Litigation.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases, plaintiffs ("PKC") make claims for alleged increased costs arising from differing site conditions, changes and other causes of delay on the CA/T project. PKC has asserted claims in excess of $150 million since 1999, although many have been fully resolved and paid. Other claims are at various stages of resolution, including claims pending before the CA/T project Dispute Review Board (the "DRB"). The DRB has issued decisions on some of the claims, awarding PKC approximately $78.3 million on claims of approximately $158 million.

In May 2012, the appellate court heard oral arguments as to whether the DRB was authorized to issue binding arbitral decisions on numerous claims. On January 17, 2013, the appellate court issued its decision, concluding that the DRB exceeded its authority by purporting to issue binding arbitration awards totaling approximately $44.4 million. As a result, the appellate court affirmed the trial court's decision to vacate the awards. The appellate court also ruled that the DRB's "awards" constituted recommendations that were subject to final review by the CA/T Project Director. PKC requested a rehearing, which was denied. PKC also filed an application for further appellate review by the Supreme Judicial Court, which was denied on June 6, 2013.

Following review of the DRB's recommendations relative to the matters on appeal, the Project's Chief Engineer concluded that many claims were not subject to arbitration and that PKC was entitled to approximately $3.4 million. PKC is challenging the Project Director's/Chief Engineer's decisions in these matters. After a hearing in September 2013, the trial court issued a ruling in June 2014 that found fault with the Chief Engineer's decision on both legal and factual grounds and purported to reinstate the vacated DRB awards. The DRB subsequently arbitrated the issue of pre-award and post-award interest on the reinstated awards, and, in October, 2014, issued an award in PKC's favor totaling approximately $38 million. The award will continue to accrue interest at 5.5% per annum. The parties have filed motions with respect to the remaining arbitration awards.

Drug Testing Laboratory Disputes. On August 28, 2012, a chemist formerly employed at the DPH drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases. The laboratory was immediately closed and the Governor has since established a central office to identify individuals who may be affected by the chemist's alleged malfeasance, which has the potential to affect tens of thousands of criminal drug cases. The Attorney General's office is conducting a criminal investigation. There may be significant, but as yet undetermined, costs required to account for the chemist's malfeasance. In addition, there may be costs to defend civil complaints alleging Commonwealth liability and for potential judgments. As neither the criminal investigation nor the determination of the number or specific cases affected has been completed, there is not sufficient information to estimate these additional costs at this time. Supplemental appropriations totaling $30 million were approved during Fiscal Year 2013 to create a fund to reimburse agencies and cities for costs associated with investigating and responding to misconduct at the state drug testing laboratory. In addition, there may be costs to defend civil complaints against the Commonwealth and for potential judgments. Those additional costs cannot be fully estimated at this time.

MedImmune, LLC v. Board of Trustees of the University of Massachusetts d/b/a University of Massachusetts Biologic Laboratories. This case relates to a license agreement between MedImmune LLC and University of Massachusetts Biologic Laboratories ("MassBiologics"), pursuant to which MedImmune pays MassBiologics approximately $25 million per year in royalties. MedImmune alleges (1) breach of the license agreement and (2) that the agreement was terminable in August 2011, when suit was brought, or that is terminates on a date certain in the future. During the pendency of the lawsuit, MedImmune has continued to pay MassBiologics royalties. MassBiologics has agreed that, if MedImmune obtains a judgment in any trial court that its obligations to pay royalties to MassBiologics ended on a date certain earlier than the date judgment is entered, MassBiologics would return any royalties paid during the pendency of the lawsuit for sales occurring after MedImmune's obligations were found to have ended, while retaining the right to contend in further litigation that MassBiologics was entitled to keep any and all of such royalties. In the lawsuit, MedImmune sought as damages for the alleged breaches repayment of any royalties paid after a breach occurred. The trial court granted MassBiologics summary judgment as to all breach of contract allegations. MedImmune appealed the judgment and MassBiologics cross-appealed. Oral argument was heard on March 6, 2014. Once that court's decision issues, either party may petition for further review of any issue on which it did not prevail. Given the amount of royalties that have been paid on sales of Synagis® made after August 2011, if MedImmune were to prevail on appeal on claims that the agreement was terminable prior to the date of judgment, MassBiologics would be required initially to return royalties to MedImmune in an amount that could exceed $50 million, while retaining the right to contend that MassBiologics was entitled to keep any and all of such royalties. In addition, given the amount of royalties that have been paid since the alleged breaches, if MedImmune prevails on its claim that the agreement was breached and that it is entitled to repayment of any royalties paid after the breach, MassBiologics could be required to pay in excess of $50 million to MedImmune.

Woodlands Commercial Corp. f/k/a Lehman Bros. Commercial Bank v. Massachusetts Department of Transportation. On or about November 14, 2013, the plaintiff (previously known as Woodlands Commercial Bank, a wholly-owned subsidiary of Lehman Bancorp, Inc.) filed suit against MassDoT, as successor to the MTA, in New York state court. The suit seeks recovery of an unspecified amount allegedly withheld in breach of a contract concerning six derivatives transactions between the MTA and a Lehman Brothers affiliate. According to the plaintiff, the MTA terminated the contractual arrangement without making a full termination payment. In December 2008, the MTA made an early termination payment of approximately $3.17 million, but the plaintiff contends that payment should have been in the range of $30 million to $40 million. In addition to contractual damages, the plaintiff seeks interest on its claim of unpaid sums, dating back to late 2008, and attorneys' fees. The complaint acknowledges that the Legislature created MassDoT as "a body politic and corporate" that performs various public functions but is nonetheless separate from the Commonwealth. MassDoT answered the Complaint, denying the principal substantive allegations and asserting a variety of affirmative defenses. No claims are expressly lodged against the Commonwealth in this suit. The parties are currently engaged in the very early stages of the discovery process.

New York

Economic Trends

U.S. Economy. The U.S. Bureau of Economic Analysis published its annual revision to real U.S. Gross Domestic Product ("GDP") and its components at the end of July. It now appears that the national economy experienced slower growth in calendars years 2011 and 2012, but stronger growth in calendar year 2013. However, the harsh winter weather combined with the inventory overhang from the second half of last year resulted in a 2.1% contraction in the first quarter of calendar year 2014. The weak start to the year implies significantly weaker growth for 2014 than was reflected in prior forecasts, despite a strong 4.6% rebound in the second quarter. As a result, the Division of the Budget ("DOB") has revised its estimate of real U.S. GDP growth for 2014 from 2.5% to 2.2%, with an average growth projection of 3.0% for the second half of 2014. Although the current outlook for the second half of the year implies solid domestic growth, the global outlook has deteriorated due to renewed weakness in Europe and Asia, augmented by geopolitical conflict. Those risks, together with the recent sharp real appreciation of the dollar, are likely to lead to weaker net exports and softer inflation over the near-term. The weaker global outlook and stronger dollar, combined with rising U.S. oil and gas production, is also contributing to declines in oil and gasoline prices, which are likely to reduce oil imports and support household spending.

Continued moderate labor market growth also is expected to support household spending going forward, but no significant acceleration in job gains is yet visible on the horizon. Indeed, private sector hiring stepped back from average monthly gains of 255,000 over the second quarter of 2014, to 217,000 over the third. DOB continues to forecast average monthly private job gains of approximately 220,000 for the rest of the year. The housing market also has rebounded after being hard hit by the extreme winter weather in 2013-2014. Housing starts exhibited monthly average growth of 4.7% over the three months ended September 2014, improving from a 2.5% decline over the three months ended March 2014 and another 1.1% decline over the three months ended June 2014. However, the housing data continues to reflect the shift away from homeownership toward renting. This shift appears to have affected the demand for home furnishings, which has lagged other categories of real durable goods and suggests that the housing market will provide less of a contribution to overall economic growth than in the past. Over the very near term, the recent decline in long-term Treasury rates also could provide a temporary boost to the housing market.

Despite an extremely weak start to the year, DOB's outlook continues to call for a strengthening labor market and quarterly economic growth not far below 3% for 2015, but significant risks remain. In today's highly interdependent global economy, it is difficult to foresee domestic growth substantially accelerating without vigorous stimulus from both export and single-family home demand; yet neither is anticipated over the near-term. Global economic growth continues to stall as regional conflicts flare, while U.S. households continue to favor apartment rentals over homeownership. Slower than anticipated global growth could result in slower export growth, which could in turn result in weaker corporate profits and investment, and thus fewer jobs. Although energy prices are expected to remain low, a complex geopolitical situation could ignite renewed volatility, which, along with equity price volatility, represents a risk to household spending. In contrast, stronger global growth or lower than expected gasoline prices would result in stronger outcomes than projected. Finally, the response of global financial markets to the unwinding of central bank accommodation in the United States remains a risk, particularly given the lack of experience upon which to draw.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Preliminary data indicate that State employment for the first half of 2014 was stronger than previously thought. The State's private sector labor market has continued to perform well, exhibiting robust growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Real estate and construction activity also remain strong. After losing jobs for six consecutive quarters from the third quarter of 2012 to the end of 2013, the finance and insurance sector finally started to gain jobs at the beginning of 2014. However, preliminary data suggest that government employment fell more than previously thought during the first half of 2014, and is expected to continue to contract through the second half as well.

The U.S. Bureau of Economic Analysis recently revised State personal income data going back to 2001, making the growth rates for recent years non-comparable to earlier forecasts. Growth for Fiscal Year 2013-14 was revised down significantly, while upward revisions to prior year data resulted in higher levels for both the actual and estimates results for Fiscal Years 2013-14 and 2014-15.

The performance of the State's private sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. DOB continues to forecast single-digit growth in finance and insurance sector bonuses for the upcoming bonus season, but there are considerable upside and downside risks to that forecast. State labor market growth has held up well so far, but a weaker labor market than projected could result in lower wages, as well as lower household spending. Events over the past year have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and June 2014, the State Legislature authorized 25 bond issuances to finance local government operating deficits. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2013-14 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level. Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends, constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Special Considerations. The State's financial plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. The State's financial plan is based on numerous assumptions, including but not limited to: (i) the condition of the national and State economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vii) the ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events. Any reductions in federal funding levels could have a materially adverse impact on the State's financial plan. The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction to be achieved through either legislation or further cap reductions. No legislative agreement on an additional $1.2 trillion in deficit reduction was reached, resulting in a sequestration order in March 2013 and further decreases in the discretionary spending caps beginning in federal fiscal year 2014. However, the Bipartisan Budget Act of 2013 revised the spending caps imposed by the BCA and cancelled the secondary cap reductions for federal fiscal years 2014 and

2015, which provided minor discretionary cap relief for those two years. That legislation, however, did not address the caps in the remaining years, and under current law, the secondary cap reductions are set to return for federal fiscal year 2016. Specific funding levels are expected to be determined through the annual Congressional budget process if the lowered spending caps remain in place. Under that scenario, DOB estimates that the State and its local governments could lose approximately $5 billion in federal funding over a multi-year period, including reductions in federal funding that passes through the State budget for school districts, as well as environmental, criminal justice and social services programs. In addition, the State's financial plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a "health care conversion"), subject to a number of terms, conditions and approvals. The State is entitled to proceeds from the monetization of a health service corporation under a health care conversion and such proceeds must be used by the State for health-care related expenses. In recent years, the State's financial plan has counted on proceeds from health care conversions ($175 million in Fiscal Year 2013-14 and $300 million annually in each of the three subsequent fiscal years), which have not been realized. For planning purposes, the State's financial plan no longer counts on health care conversion proceeds.

Labor Settlements. The State's financial plan continues to include a State General Fund reserve to cover the costs of a pattern settlement for unsettled union contracts prior to Fiscal Year 2010-11. There can be no assurance that this reserve will fully fund these unsettled contracts. In addition, the State's ability to fund all future agreements in Fiscal Year 2014-15 and beyond depends on the achievement of balanced budgets in those years.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set an amortization threshold rate for each year. The amortization rate may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization rate may be amortized.

For Fiscal Year 2014-15, the graded contribution rates for the New York State and Local Employees Retirement System ("ERS") and the Fire Retirement System ("PFRS") will be 13.5% and 21.5%, respectively. A preliminary assessment indicates the contribution rates for Fiscal Year 2016 will be 18.2% and 24.7% for ERS and PFRS, respectively. The higher-than anticipated contribution rates for Fiscal Year 2016 illustrate continued amortization is permissible. Furthermore, DOB projects the graded rates will exceed the normal contribution rates in Fiscal Years 2016-17 through 2019-20. In these years, contributions that exceed the normal contributions will be used to pay the outstanding cost of prior year amortizations, as required by statute. These projections are based on projected market returns and numerous actuarial assumptions. The next five-year experience study is scheduled to take place in 2015 and could change these projections materially.

Storm Recovery. In recent years, New York has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs. There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, or that such federal disaster aid will be provided on the expected schedule.

Financial Settlements. The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund. Based on receipts to date and other information, the updated Fiscal Year 2014-15 Budget includes projections for an additional $625 million in proceeds, bringing the annual financial settlement estimate to $5.1 billion in Fiscal Year 2014-15. The updated forecast also assumes settlements in the upcoming fiscal years of approximately $250 million in Fiscal Year 2015-16, and $100 million each for Fiscal Years 2016-17 and 2017-18. There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at these assumed levels.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Prior Fiscal Year Results

Fiscal Year 2012-13 Results. The State ended Fiscal Year 2012-13 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The Fiscal Year 2012-13 closing balance was $177 million less than prior year's closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

State General Fund receipts, including transfers from other funds, totaled $58.8 billion in Fiscal Year 2012-13. Total receipts during Fiscal Year 2012-13 were $1.9 billion (3.3%) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million).

State General Fund disbursements, including transfers to other funds, totaled $59.0 billion in Fiscal Year 2012-13, $2.5 billion (4.4%) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

All Funds receipts for Fiscal Year 2012-13 totaled $133.2 billion, an increase of $511 million over the prior year's results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2012-13 totaled $133.1 billion, a decrease of $407 million over Fiscal Year 2011-12 results. The State ended Fiscal Year 2012-13 with an All Funds cash balance of $3.9 billion.

Fiscal Year 2013-14 Results. The State ended Fiscal Year 2013-14 in balance on a cash basis in the State General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The Fiscal Year 2013-14 closing balance was $625 million greater than the Fiscal Year 2012-13 closing balance, reflecting an increase in the level of available resources to the State.

State General Fund receipts, including transfers from other funds, totaled $61.9 billion in Fiscal Year 2013-14, an increase of $3.1 billion (5.2%) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the

State General Fund after payment of debt service, were $3.2 billion (5.8%) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during Fiscal Year 2012-13. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

State General Fund disbursements, including transfers to other funds, totaled $61.2 billion in Fiscal Year 2013-14, an increase of $2.3 billion (3.9%) from the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service payments; partly offset by reduced costs for agency operations.

All Funds receipts for Fiscal Year 2013-14 totaled $137.7 billion, an increase of $4.5 billion over the prior year's results. All Funds tax receipts during Fiscal Year 2013-14 were $3.4 billion higher than receipts collected during the prior year, with 80% of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased federal rates in 2013. All Funds disbursements for Fiscal Year 2013-14 totaled $137.5 billion, an increase of $4.4 billion over Fiscal Year 2012-2013 results. The State ended Fiscal Year 2013-14 with an All Funds cash balance of $4.0 billion.

Fiscal Year 2014-15 Enacted Budget Financial Plan

The Fiscal Year 2014-15 Enacted Budget (the "Fiscal Year 2014-15 Budget") provides for balanced operations on a cash basis in the State General Fund, as required by law. The Fiscal Year 2014-15 Budget reflects savings from the continuation of spending controls and cost containment measures put in place in prior years. Funding for agency operations is generally expected to remain level across the financial plan period (excluding the timing of cash disbursements in Fiscal Year 2013-14). Statutory reserves are expected to remain at the same level as Fiscal Year 2013-14.

At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund receipts, including transfers from other funds, were expected to total $63.0 billion, an annual increase of $1.1 billion (31.8%). Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, were expected to total $58.0 billion, an increase of $236 million (0.4%). Non-tax transfers to the State General Fund were expected to total $1.2 billion, an increase of $262 million, largely due to the timing of transfers from other funds and changes in the level of resources expected to be available from other funds. At the time the Fiscal Year 2014-15 Budget was enacted, All Funds receipts were projected to total $141.6 billion, an increase of 2.9% from Fiscal Year 2013-14 results.

At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund disbursements, including transfers to other funds, were expected to total $63.1 billion, an increase of $1.9 billion (3.1%) from Fiscal Year 2013-14 spending levels. The State's annual pension payment was expected to increase by $50 million. This growth, which was partly offset by the pre-payment of certain obligations in Fiscal Year 2013-14, reflects increased normal costs and repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. At the time the Fiscal Year 2014-15 Budget was enacted, State General Fund transfers to other funds were expected to total $8.1 billion in Fiscal Year 2014-15, a decrease of $993 million from Fiscal Year 2013-14. The annual change is attributable to the prepayment in Fiscal Year 2013-14 of debt service due in Fiscal Year 2014-15 and reduced State General Fund support for capital projects spending due to the timing of available bond proceeds. The Fiscal Year 2014-15 Budget reserved $363 million for debt management purposes in Fiscal Year 2014-15, unchanged from the level currently reserved in Fiscal Year 2013-14.

At the time the Fiscal Year 2014-15 Budget was enacted, DOB projected that the State will end Fiscal Year 2014-15 with a State General Fund cash balance of $2.1 billion, a decrease of $180 million from the Fiscal Year 2013-14 closing balance. In part, the reduction in the balance includes the transfer of funds received in Fiscal Year 2013-14 related to legal settlements to a new fiduciary fund, the Mortgage Settlement Proceeds Trust Fund ($58 million), and the use of excess resources from Fiscal Year 2013-14 ($43 million). These declines are partly offset by an $8 million increase in amounts set aside for the potential costs of prior-year labor agreements. The State's financial plan continues to set aside money in the State General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for contract periods prior to April 2011. This amount is calculated based on the "pattern" settlement for Fiscal Year 2007-08 through Fiscal Year 2010-11, and is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.

Update to Fiscal Year 2014-15 Budget. As of September 2014, DOB estimates that the State will end Fiscal Year 2014-15 with a sizeable State General Fund cash-basis surplus due to a series of unbudgeted financial settlements reached with several banks and insurance companies in the current fiscal year. DOB expects that a formal plan for use of these funds in connection with the proposed budget for Fiscal Year 2015-16. As a result, State General Fund receipts are now expected to total $67.8 billion in Fiscal Year 2014-15, an increase of $4.8 billion from the enacted Fiscal Year 2014-15 Budget. State General Fund disbursements are expected to total $63.2 billion in Fiscal Year 2014-15, an increase of $29 million from the enacted Fiscal Year 2014-15 Budget. DOB expects the State to end Fiscal Year 2014-15 with a State General Fund closing balance of $6.8 billion, an increase of $4.8 billion from the enacted Fiscal Year 2014-15 Budget.

Through September 2014, State General Fund receipts totaled $35.4 billion, $4.4 billion higher than projections in the enacted Fiscal Year 2014-15 Budget, reflecting higher tax collections ($1.1 billion) and higher miscellaneous receipts ($3.3 billion). Through September 2014, State General Fund disbursements totaled $29.6 billion, $415 million higher than projections in the enacted Fiscal Year 2014-15 Budget, due mainly to higher State General Fund transfers to other funds.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter. Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Year 2014-15, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants. As of March 31, 2014, the total outstanding balance of loans from STIP was $2.244 billion.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2014, total State-related debt outstanding totaled $55.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 5.2% of New York personal income. Total debt service is projected at $5.6 billion in Fiscal Year 2014-15, of which $1.1 billion is paid from the State General Fund through transfers, and $4.6 billion from other State funds. The State General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. Bond caps are legal authorizations to issue bonds to finance the State's capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.

For Fiscal Year 2012-13, the State was in compliance with the statutory caps based on calendar year 2012 personal income and Fiscal Year 2012-13 debt outstanding. DOB expects that debt outstanding and debt service in Fiscal Year 2013-14 will continue to remain below permitted limits. The available room under the debt outstanding cap is expected to decline from $3.3 billion in Fiscal Year 2013-14 to $421 million in Fiscal Year 2016-17. This includes the estimated impact of the bond-financed portion of capital commitment levels included in DOB's 10-year capital planning projections.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2014, State-supported debt in the amount of $52.5 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2014, both amounts are less than the statutory cap of 15%.

As of March 31, 2014, the State's authorized issuers had entered into a notional amount of $2.0 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.8% of total debt outstanding. Overall, the State's swap exposure is expected to decline from 3.8% to 2.7% in Fiscal Year 2017-18. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2014, approximately $3.2 billion of general obligation bonds were outstanding.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.

Legislation included in the Fiscal Year 2013-14 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program will replicate certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that provides for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts. Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund. The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with personal income tax revenue bonds to finance State capital needs. As of March 31, 2014, $960 million of Sales Tax Revenue Bonds were outstanding. Based on current projections and anticipated coverage requirements, the State expects to issue approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next four years.

Ratings. The current ratings of the State's general obligation bonds are "Aa1" from Moody's, "AA+" from S&P and "AA+" from Fitch.

Fiscal Year 2014-15 State Supported Borrowing Plan. Spending on capital projects is projected to total $9.4 billion in Fiscal Year 2014-15, which includes $928 million in "off-budget spending" directly from bond proceeds held by public authorities. Overall, capital spending in Fiscal Year 2014-15 is projected to increase by $290 million (3%) from Fiscal Year 2013-14. In Fiscal Year 2014-15, transportation spending is projected to total $4.5 billion, which represents 48% of total capital spending, with education comprising the next largest share at 19%. In Fiscal Year

2014-15, the State plans to finance 57% of capital projects spending with long-term debt. Federal aid is expected to fund 18% of the State's Fiscal Year 2014-15 capital spending, primarily for transportation. State cash resources will finance the remaining 25% of capital spending.

Debt issuances of $4.8 billion are planned to finance new capital project spending in Fiscal Year 2014-15, an increase of $946 million (25%) from the prior fiscal year, which increase is primarily attributable to a delay in the sale of bonds from Fiscal Year 2013-14 until Fiscal Year 2014-15. The bond issuances will finance capital commitments for transportation infrastructure ($1.3 billion), education ($1.8 billion), mental hygiene and health care facilities ($716 million), economic development ($4377 million), the environment ($285 million), and State facilities and equipment ($317 million). Over the next four years, new debt issuances are projected to total $21.0 billion. New issuances are primarily for transportation infrastructure ($5.9 billion), education facilities ($8.0 billion), economic development ($2.3 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.3 billion), and State facilities and equipment ($1.4 billion).

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS. State employees made up about 32% of total membership during Fiscal Year 2013-14. There were 3,029 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities. As of March 31, 2014, approximately 644,000 persons were members and approximately 422,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2014 were $181.3 billion (including $5.3 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion (10.4%) from prior fiscal year's level of $164.2 billion. The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance. The CRF's net assets gained 13.02% during Fiscal Year 2013-14.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $204.5 billion on April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2014 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method. Actuarial assets increased from $155.4 billion on April 1, 2013 to $171.7 billion on April 1, 2014. The funded ratio, as of April 1, 2014, calculated in August 2014 using the entry age normal funding method and actuarial assets, was 92%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%. For amounts amortized in Fiscal Years 2012-13 and 2013-14, the interest rate was 3.00% and 3.67%, respectively. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2014, the amortized amount receivable, including accrued interest, for the 2011 amortization is $187.78 million from the State and $31.71 million from 45 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $467.67 million from the State and $171.90 million from 118 participating employers; and, the amortized amount receivable, including accrued interest, for the 2013 amortization is $712.36 million from the State and $337.54 million from 136 participating employers.

The estimated State payment (including Judiciary) for Fiscal Year 2014-15 is approximately $2.83 billion. Multiple prepayments to date (including interest credit) have reduced this amount by approximately $1.081 billion. If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2015 payment by $742.5 million. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, and was approved by the federal court on March 4, 2014. There are two cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al., the plaintiffs are citizen taxpayers, voters and two towns. The defendants answered and moved for summary judgment, which was granted on June 27, 2014. Plaintiffs have filed a notice of appeal. In Schulz v. New York State Executive, et al., plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. The counties dispute whether they were properly served and the tribes appear to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which will now proceed through discovery and additional motion practice. On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim. The land claim was stayed through at least December 12, 2014 to allow for settlement negotiations. On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, and on October 31, 2014 plaintiff withdrew its motion to amend its complaint. The Shinnecock appeal to the Second Circuit remains stayed, but likely will soon be reinstated.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration Related to Tobacco Master Settlement Agreement. The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration. The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012. New York's diligent enforcement hearings took place on June 25-29, 2012. The last state-specific diligent enforcement hearing took place on May 21-24, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.

In December 2012, the PMs and certain states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012. New York and certain other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non-joining states then objected to approval of the term sheet. Under the MSA reallocation provision, every state is either "diligent" or "not diligent" and only "diligent" states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the joining states treated as non-diligent for purposes of allocation of the NPM Adjustment. The panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet. On March 13, 2013, the panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment. The panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, if has the State been found to have been "not diligent" in its enforcement of its escrow statute in 2003, it would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. The State, as well as several other states, has moved in its state court to vacate or modify the Partial Award notwithstanding the panel's finding. New York's motion has been adjourned several times. The six states that were found "not diligent" are all actively pursuing motions to vacate or modify the Partial Award as well as to vacate the panel's findings. Courts in two of the non-prevailing states, Missouri and Pennsylvania, have issued decisions vacating and/or modifying the Panel's Partial Award to the extent that the Award unfairly harms each of those states by having the Signatory States deemed diligent for purposes of allocation of the NPM Adjustment. Each of these courts held that the Signatory States should be deemed non-diligent for purposes of allocation of the NPM Adjustment. The court in Maryland denied the State's motion to vacate or modify the Partial Award. Courts in the remaining states challenging the Partial Award have not yet ruled. The PMs have indicated their intent to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against New York and the other states that rejected the term sheet.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. Pursuant to an agreed briefing schedule, the parties submitted to the court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. On November 20, 2013, the court issued an order granting the State's motion to dismiss this claim for lack of ripeness, and denying the United States' motion to dismiss to the extent it sought a ruling on alternative grounds.

Medicaid Nursing Home Rate Methodology. In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care. The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper. The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The trial court directed the defendant to re-compute Medicaid rates for the plaintiff's facilities, and that re-computation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. The motion has been granted and the State has filed a motion to appeal.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals denied the State's motion to dismiss. Depositions were conducted and the discovery deadline was May 3, 2013. A pre-trial conference is scheduled for December 23, 2014. Trial is scheduled for January 21, 2015.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the trial court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, the trial court denied the State's motion to dismiss. The State has appealed. By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights.

In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants' motion to dismiss the amended complaint was returnable on December 12, 2013. After argument before Judge O'Connor, the case was reassigned to Judge

Devine, who agreed to rehear argument. Argument was delayed pending another motion by plaintiffs to amend the complaint. Upon Judge Devine's appointment to the Appellate Division, the case was reassigned to Acting Supreme Court Justice Richard Platkin who shortly thereafter recused himself at the request of the plaintiff. Justice Patrick McGrath was then assigned to the trial. On September 23, 2014, Justice McGrath issued a decision and order granting the defendants' motion to dismiss the plaintiffs' first amended complaint challenging the constitutionality of the tax, but granted plaintiffs leave to serve a second amended complaint to add a separate challenge to the legislation. The defendants' response to that complaint was due on December 1, 2014.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the constitutional requirement to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas. On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. On August 8, 2014, the trial court granted defendants' motion to transfer the preliminary injunction application, but denied that part of the motion which sought to transfer the entire action. On October 27, 2014, plaintiff withdrew its motion for a preliminary injunction. On November 17, 2014, the trial court denied defendants' motion to dismiss and granted the motion by the City of Yonkers to intervene a plaintiff in the proceeding. Defendants' deadline for filing an answer to the petition was November 28, 2014.

Sales Tax. There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion. The State moved for summary judgment in two cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot. Arguments in the second case were heard on December 20, 2011. On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate State statutes as well as the and the State and U.S. Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The parties moved for summary judgment, and the motions were submitted on March 25, 2014. Plaintiffs have served a third amended complaint, which added a challenge to the 2012-13 assessment, and have supplemented their summary judgment papers to address this claim.

Pennsylvania

General Information

The Commonwealth of Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $7.3 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2013, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania.

In 2013 the population of Pennsylvania was 12.7 million. The Commonwealth is highly urbanized, with 79% of the 2013 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 8.5% in 2010, compared to 4.4% in 2007. From 2004 through 2013, Pennsylvania's annual average unemployment rate was at or below the national average. As of February 2014, Pennsylvania had a seasonally adjusted annual unemployment rate of 6.2%.

Personal income in the Commonwealth for 2012 was $556.7 billion, an increase of 3.3% over the previous year. During the same period, national personal income increased by 4.2%. Based on the 2012 personal income estimates, per capita income was at $43,616 in the Commonwealth, compared to per capita income in the United States of $42,693.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest. The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

In September 2013, an arbitration panel under the MSA hearing a dispute with respect to MSA payments received in 2004 issued a decision adverse to the Commonwealth. The Commonwealth challenged the decision, and the Commonwealth's loss was reduced from an estimated $180 million to $143 million as a result of the ensuing decision. Funds have been placed in budgetary reserve in Fiscal Year 2014 to offset this loss. For Fiscal Year 2014, receipts from the April 2013 MSA payment were reduced by $39.0 million to reflect the continuation of the withhold and for Fiscal Year 2015, estimated receipts from the April 2015 MSA payment are reduced by $42.1 million.

The Budget Stabilization Reserve Fund (the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Based on estimates for Fiscal Year 2014, the Commonwealth projects a preliminary Fiscal Year 2014 ending balance in the BSRF of $216 million. As a result, the Governor has proposed suspending any statutory transfer from the BSRF for Fiscal Year 2014. Such suspension will require the approval by the General Assembly.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constituted approximately 98.0% of Commonwealth revenues in the Commonwealth General Fund for Fiscal Year 2013. The major tax sources for Commonwealth General Fund revenues are the personal income tax ($11.371 billion, 39.7% of Fiscal Year 2013 revenues), the sales tax ($8.894 billion, 31.0% of Fiscal Year 2013 revenues), the corporate net income tax ($2.423 billion, 8.5% of Fiscal Year 2013 revenues) and the utility gross receipts tax ($1.306 billion, 4.6% of Fiscal Year 2013 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents. Personal income tax revenues accounted for $11.37 billion (39.7%) of Fiscal Year 2013 Commonwealth General Fund revenues.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 2004, 0.947% of collections were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%. Sales tax revenues accounted for $8.89 billion (31.0%) of Fiscal Year 2013 Commonwealth General Fund revenues.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or having capital or property employed or used in the Commonwealth or owning property in the Commonwealth. Limited liability companies and business trusts that are classified as corporations for federal income tax purposes are also subject to this tax. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995. Corporate net income tax revenues accounted for $2.42 billion (8.5%) of Fiscal Year 2013 Commonwealth General Fund revenues.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The gross receipts tax is levied on telephone, telegraph and mobile telecommunications companies; electric light, water power and hydroelectric companies; managed care organizations; and pipeline and miscellaneous transportation companies. Municipally owned or operated public utilities may exclude gross receipts derived from business done inside the limits of the municipality. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. Utility gross receipt tax revenues accounted for $1.31 billion (4.6%) of Fiscal Year 2013 Commonwealth General Fund revenues.

Other taxes, including the capital stock and franchise taxes ($602.2 million, 2.1% of Fiscal Year 2013 revenues), the cigarette tax ($1.024 billion, 3.6% of Fiscal Year 2013 revenues) and inheritance and estate taxes ($845.3 million, 3.0% of Fiscal Year 2014 revenues), also contribute significant revenues to the Commonwealth's budget. The capital stock and franchise taxes are being phased out for taxable years beginning after December 31, 2015.

The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. For Fiscal Year 2013, the liquid fuels tax accounted for $576.3 million (23.9%), and the oil company franchise tax accounted for $445.1 million (18.4%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the Commonwealth General Fund for Fiscal Year 2013 totaled $137.0 million representing 0.5% of Commonwealth revenues to the Commonwealth General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2013 were $892.5 million, representing 36.9% of total Fiscal Year 2013 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco Settlement and State Lottery Funds from the federal government during Fiscal Year 2012 totaled $21.7 billion, while such federal receipts totaled $22.3 billion in Fiscal Year 2013. Anticipated receipts for Fiscal Year 2014 are $22.7 billion. Approximately $15 billion (69%) of total federal revenue to the Commonwealth for Fiscal Year 2012 was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In Fiscal Year 2013, $15.5 billion (69.5%) of federal revenues was attributable to these types of programs. In Fiscal Year 2014, approximately $16.2 billion (71.3%) of federal revenues is expected to be attributable to public health and welfare programs.

Expenditures

Education. Expenditures from Commonwealth revenues for education purposes were more than $10.9 billion in Fiscal Year 2012. The Fiscal Year 2013 budget included over $11.3 billion in education funding, an increase of 4% over Fiscal Year 2012. The Fiscal Year 2014 budget includes over $11.6 billion in education funding, an increase of approximately 2.4% over Fiscal Year 2013.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $30.1 billion for Fiscal Year 2013 and are projected to be $31.4 billion in Fiscal Year 2014. For Fiscal Year 2015, expenditures of $33.9 are proposed. Of the Fiscal Year 2014 expenditures, $11.4 billion is estimated to be provided from the Commonwealth General Fund, while $11.8 billion is estimated to be provided from the Commonwealth General Fund for Fiscal Year 2015. Federal funds are expected to increase by $1.85 billion, and augmentations are expected to increase by $54 million for Fiscal Year 2015. The Fiscal Year 2015 proposed budget includes $328.1 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. Commonwealth General Fund expenditures for these assistance programs amounted to $6.75 billion in Fiscal Year 2013, while $6.90 billion is budgeted from the Commonwealth General Fund for Fiscal Year 2014 and $7.20 billion is proposed for Fiscal Year 2015. A nursing home assessment fee provided a Commonwealth General Fund offset of $151.5 million in Fiscal Year 2013, and is expected to provide a $199.7 million offset in Fiscal Year 2014. In Fiscal Year 2015, the nursing home offset is projected at $191 million. A statewide managed care organization assessment provided a Commonwealth General Fund offset of $369 million in Fiscal Year 2013, and is expected to provide a $337 million offset in Fiscal Year 2014. In Fiscal Year 2015, the statewide managed care organization assessment offset is projected at $401 million. In addition, a statewide quality care assessment provided a $109 million offset in Fiscal Year 2013, and is expected to provide $150 million offsets in Fiscal Years 2014 and 2015. For Fiscal Year 2015 approximately 34.8% of the total cost of assistance to the economically needy will be appropriated from the Commonwealth General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Expenditures for medical assistance increased during the period from Fiscal Years 2003 through 2014 by an average annual rate of 7.2%. Expenditures from Commonwealth funds were $6.5 billion in Fiscal Year 2013 and are projected to be $6.6 billion in Fiscal Year 2014, an increase of 1.33% from the prior fiscal year. The proposed budget for Fiscal Year 2015 provides $7.0 billion, an increase of 5.1% from Fiscal Year 2014. Income maintenance cash assistance payments to families in transition to independence were $1.12 billion in Fiscal Year 2013, are estimated at $1.07 billion in Fiscal Year 2014 and will be $1.06 billion under the proposed budget for Fiscal Year 2015.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for mass transit programs.

Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80. Additionally, beginning in Fiscal Year 2011, payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects.

Act 89, enacted in 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (the "OCFT") and the indexing of vehicle and driver services fees.

Act 89 also restructured the payment distributions under Act 44. Beginning in Fiscal Year 2015, the current annual $200 million highway and bridge distribution will be redirected to mass transit, resulting in annual distributions to mass transit of $450 million.

The Commonwealth subsidizes mass transit systems, including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44, with mass transit funding shifting from the Commonwealth General Fund to a combination of sources of revenue going into the PTTF. Since then, Act 89 has increased funding and revenue sources for the PTTF with revenues now coming from scheduled payments by the Pennsylvania Turnpike Commission, a portion of the sales and use tax, certain motor vehicle fees, vehicle code fines and surcharges and transfers from the Public Transportation Assistance Fund and the Lottery Fund. For Fiscal Year 2013, Commonwealth funding available for mass transit was $1.01 billion. Funding for mass transit increased in Fiscal Year 2014 to $1.18 billion. The Fiscal Year 2015 proposed budget funding for mass transit is $1.44 billion. Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2013 was $2.01 billion. The funding increased to $2.08 billion in Fiscal Year 2014 and is proposed to increase to $2.51 billion in Fiscal Year 2015.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $409.5 million in Fiscal Year 2013 and is projected to be $437.9 million in Fiscal Year 2014. In Fiscal Year 2015, proposed grants to local governments are projected to increase to $513.6 million.

Act 89 also created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and, beginning in Fiscal Year 2016, a portion of the OCFT. For Fiscal Year 2014, Commonwealth funding available for multimodal transportation is $30 million. The proposed Fiscal Year 2015 budget funding increases to $97 million.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2013, $11.3 million was expended from aviation restricted accounts each year for such purposes. A total of $10.4 million is available for Fiscal Year 2014, and a total of $10.4 million is proposed for Fiscal Year 2015.

Financial Performance

During the five-year period from Fiscal Year 2009 through Fiscal Year 2013, Commonwealth General Fund total revenues and other sources increased by an average of 3.7% annually. Tax revenues during this same period increased by an annual average of 3.4%. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the Commonwealth General Fund. Expenditures and other uses during the Fiscal Years 2009 through 2013 rose at an average annual rate of 3.1%.

Fiscal Year 2012 Financial Results (Budgetary Basis). The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2012. Final Commonwealth General Fund revenues for Fiscal Year 2012 totaled $27.678 billion, which was below the certified estimate by $162.8 million (0.6%). Total Fiscal Year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.101 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.534 billion, resulting in a preliminary operating balance for Fiscal Year 2012 of -$433.3 million. However, after accounting for a positive Fiscal Year 2012 beginning balance of $1.073 billion, the Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1.073 billion ending balance from Fiscal Year 2011) unappropriated ending balance since prior to the 2001 recession.

Commonwealth General Fund revenues increased $180.8 million (0.7%) during Fiscal Year 2012 when measured on a year-over-year basis. Tax revenue collections grew $687.8 million (2.6%) on a year-over-year basis, while non-

tax revenue collections declined $507.2 million (48.9%), primarily from a reduction in balance transfers from Fiscal Year 2011 to Fiscal Year 2012. Corporate tax receipts were $91.2 million lower than Fiscal Year 2011 levels. Year-over-year growth in corporate taxes was down 3.1%, as corporate net income tax collections decreased 5.1% and capital stock and franchise tax receipts increased 2.2% while collections from the gross receipts tax increased 8.6%. Personal income taxes were $364.8 million above Fiscal Year 2011 actual collections, and year-over-year growth in personal income tax receipts was 3.5%. Sales and use taxes receipts were $182.1 million (2.1%) greater during Fiscal Year 2012 than during the prior fiscal year. Sales tax collections increased during Fiscal Year 2012 as motor vehicle sales tax collections grew 9.2% and non-motor vehicle sales tax receipts increased 1.1%. Cigarette tax collections declined 0.5% during Fiscal Year 2012 and inheritance tax collections grew 2.8%. Realty transfer tax revenues grew 4.7% during Fiscal Year 2012 after having declined in Fiscal Year 2011. Non-tax revenues declined 48.9% during Fiscal Year 2012, due primarily to the utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in Fiscal Year 2012 were $1.275 billion, an increase of 10.9% from Fiscal Year 2011 reserve levels.

Fiscal Year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.53 billion. A total of $349.3 million in appropriations were lapsed in Fiscal Year 2013, and the Fiscal Year 2013 budget contained a lower level of public health and human services assessments ($630 million), which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $630 million of Commonwealth General Fund medical assistance and long-term care costs in Fiscal Year 2013, compared to $698.3 million in Fiscal Year 2012. Commonwealth General Fund appropriations for Fiscal Year 2012 totaled $27.186 billion, a decrease of $1.136 billion (4.0%) from Fiscal Year 2011 levels. The ending unappropriated balance was $659.2 million for Fiscal Year 2012.

Fiscal Year 2013 Financial Results (Budgetary Basis). Final Commonwealth General Fund revenues for Fiscal Year 2013 totaled $28.647 billion, which was above the certified estimate by $56.9 million (0.2%). Total Fiscal Year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.258 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.717 billion, resulting in a preliminary operating balance for Fiscal Year 2014 of $320.3 million. After accounting for a positive Fiscal Year 2013 beginning balance of $672.5 million, however, the Commonwealth ended Fiscal Year 2013 with an unappropriated surplus balance of $540.9 million, which was the third straight year of securing a significant year-end unappropriated balance.

Commonwealth General Fund revenues increased $968.9 million (3.5%) during Fiscal Year 2013. Tax revenue collections grew $918.6 million (3.4%), while non-tax revenue collections declined $50.3 million (9.5%). Corporate tax receipts were $226 million higher than Fiscal Year 2012 levels. Year-over-year growth in corporate taxes was 4.6%, as corporate net income tax collections increased 19.8% and financial institutional tax increased 29.0% while collections from the capital stock and franchise tax decreased 28.1%. Personal income taxes were $570.7 million above Fiscal Year 2012 actual collections, and year-over-year growth in personal income tax receipts was 5.3%. Sales and use taxes receipts were $121.4 million (1.4%) greater than during the prior fiscal year. Cigarette tax collections declined 4.3% during Fiscal Year 2013 and inheritance tax collections grew 2.1%. Realty transfer tax revenues grew 15.9% during Fiscal Year 2013 – the strongest year of growth since the recession. Non-tax revenues increased 9.5% during Fiscal Year 2013.

Fiscal Year 2014 Budget. The enacted Fiscal Year 2014 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28.422 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments of $29.116 billion. Enacted Commonwealth General Fund appropriations represented an increase of $705.1 million (2.5%) on a year-over-year basis, for Fiscal Year 2014.

Commonwealth General Fund revenues from all sources were estimated to increase $443.9 million (1.6%) on a year-over-year basis during Fiscal Year 2014, after factoring in planned tax refunds expenditures. The Fiscal Year 2014 budget does not include any tax increases, but does implement several tax changes intended to increase revenues. The Fiscal Year 2014 budget also eliminates the inheritance tax on small businesses. Other major revenue changes include: (i) a $11.4 million tax revenue reduction associated with an increase in the permitted net operating loss cap; (ii) a $7 million tax revenue increase from a change in the sourcing of sales for corporate net income tax purposes; (iii) a $4.3 million tax revenue increase from an expansion of the realty transfer tax; (iv) a $2.6  million tax  revenue increase  from  changes to the  personal  income tax  treatment of certain

"pass through"  businesses; (v)  a  $29.5  million  non-tax  revenue  increase  from  a  redirection  of  certain  Motor  License  Fund  fines to  the Commonwealth General  Fund. Other  tax-based  economic  incentives  include  the  creation  of  the  City  Revitalization  Investment Zones  and  InnovatePA. The  enacted  budget  also  increases  funding  for  the  PA  First  program, the Commonwealth's primary business attraction, relocation  and expansion  incentive tool, by  $8.3  million.

Based on the revised estimates for Fiscal Year 2014 incorporated in the Governor's Fiscal Year 2015 proposed budget, and assuming the Fiscal Year 2014 supplemental appropriation requests are enacted, the Commonwealth General Fund was projected to have a fiscal year ending unappropriated fund balance of $215.9 million, assuming the required transfer of 25% of the unappropriated balance to the BSRF is suspended. However, based upon information available on May 1, 2014, total Commonwealth General Fund revenue collected for April 2014 was $3.4 billion, $328.3 million (8.8%) below estimate. Fiscal year-to-date Commonwealth General Fund revenue is $23.9 billion, $504.5 million (1.7%) below estimate. The Commonwealth has been taking actions to mitigate the impact of less than anticipated revenues by increasing current and prior year lapses, freezing funds, slowing hiring, and clarifying tax guidance on a certain tax to recoup unintended leakage in collection.

Fiscal Year 2015 Proposed Budget. A proposed Fiscal Year 2015 budget was submitted by the Governor to the General Assembly on February 4, 2014. The Fiscal Year 2015 proposed budget proposes spending of $29.4 billion of Commonwealth funds, an increase of $925 million (3.3%) over Fiscal Year 2014. Revenues to support the proposed funding are estimated to be $30.5 billion, a 4.9% increase over estimates for Fiscal Year 2014. Key priorities proposed for additional funding include: (i) spurring job creation, economic growth through economic development investments and continuing business tax reform; (ii) basic education improvements through more than $400 million in new spending for school districts; and (iii) providing increased access to quality and affordable health care for residents.

The Fiscal Year 2015 proposed budget recommends $4.90 billion for construction, reconstruction and maintenance of highways and bridges in the Commonwealth. This is an increase of 15% from estimated Fiscal Year 2014 spending. The increase is supported by proposed bond financing for highway projects. The Fiscal Year 2015 proposed budget also anticipates a 4.4% increase in revenues from lottery sources, including instant ticket sales, the Commonwealth's participation in three multi-state Powerball game and transfers from the Gaming Fund. Appropriations totaling $2.076 billion are recommended for lottery-funded programs. The proposed Fiscal Year 2015 year-end balance and reserve in the State Lottery Fund is projected to total $119.1 million.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass or the Governor fails to sign an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

Motor License Fund—Fiscal Years 2012-14 (Budgetary Basis). Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2012 Motor License Fund revenues totaled $2.414 billion, a decrease of $107.2 million (4.3%) from Fiscal Year 2011 revenues. Receipts from liquid fuels taxes decreased by 1.2% while license and fee revenue increased by 0.1%. Other revenue receipts decreased by 27.6% during Fiscal Year 2012, due primarily to a decrease in one-time interest earnings that occurred during Fiscal Year 2011. Fiscal Year 2012 Motor License Fund appropriations and executive authorizations totaled $2.615 billion, an increase of 8.8% from Fiscal Year 2011. The Motor License Fund concluded Fiscal Year 2012 with an unappropriated surplus of $153.0 million, a net decrease of 51.9%.

Fiscal Year 2013 Motor License Fund revenues totaled $2.416 billion, an increase of $2 million (0.1%) from Fiscal Year 2012 revenues. Receipts from liquid fuels taxes decreased by 0.1% while license and fee revenue remained even with the previous fiscal year. Other revenue receipts increased by 1.0% over the previous fiscal year. Fiscal Year 2013 Motor License Fund appropriations and executive authorizations totaled $2.503 billion, an decrease of 4.3% from Fiscal Year 2012. The Motor License Fund concluded Fiscal Year 2013 with an unappropriated surplus of $107.5 million, a net decrease of 29.7%.

Fiscal Year 2014 Motor License Fund revenues are projected to be $2.470 billion, an increase of $54.0 million (2.2%) from Fiscal Year 2013 revenues. Receipts from liquid fuels taxes are expected rise 8.4% over the prior fiscal year while license and fee revenues are expected to decrease by 0.7%. Other revenue receipts are projected to decrease by 14.2%. Fiscal Year 2014 Motor License Fund appropriations and executive authorizations are $2.5 billion, a decrease of 0.2% from Fiscal Year 2013 appropriations less lapses. The Motor License Fund is anticipated to conclude Fiscal Year 2014 with an unappropriated balance of $105.6 million.

State Lottery Fund—Fiscal Years 2012-14 (Budgetary Basis). The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund.

Fiscal Year 2012 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, increased by 0.13%. Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2012 were $1.706 billion, while total appropriations, net of current year lapses were $1.694 billion. Additionally, Fiscal Year 2012 expenditures included a transfer of approximately $178.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $263.3 million, an increase of 65.6%.

Fiscal Year 2013 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, increased by 4.1%. Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2013 were $1.777 billion, while total appropriations, net of current year lapses were $1.759 billion. Additionally, Fiscal Year 2013 expenditures included a transfer of approximately $309.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $236.1 million, a decrease of 10.3%.

Revised projections for Fiscal Year 2014 anticipate a 4.1% increase in revenues from all lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game. Revenues of the State Lottery Fund are estimated to be $1.910 billion in Fiscal Year 2014, an increase of $73.5 million from Fiscal Year 2013. Appropriations, net of anticipated lapses, are expected to total $1.821 billion are recommended, which represents an increase of $133.5 million (7.5%) from Fiscal Year 2013. The fiscal year-end unappropriated balance is projected to total $263.5 million, a decrease of 11.4%.

Trend projections beyond Fiscal Year 2014 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, primarily the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues are expected to be partially funded from a further drawdown of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to avoid the incurrence of an operating deficit in fiscal years subsequent to Fiscal Year 2014. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10.860 billion at June 30, 2013, an increase of $132.8 million from June 30, 2012. Over the 10-year period ended June 30, 2013, total net outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8%.

General obligation debt for non-highway purposes of $10.150 billion was outstanding on June 30, 2013. Outstanding debt for these purposes increased by a net $67.2 million since June 30, 2012. For the period ended June 30, 2013, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 4.5% and 4.6%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $710.4 million on June 30, 2013, an increase of $65.6 million from June 30, 2012. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2013, by 11.8% and 52.1%, respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the Commonwealth General Fund. During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During Fiscal Years 2011, 2012 and 2013, the Commonwealth issued $130 million, $120 million and $85 million, respectively, in general obligation debt for the program and the Fiscal Year 2014 budget includes $40 million in such general obligation debt authority.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. No tax anticipation notes were issued in Fiscal Year 2012 or Fiscal Year 2013. In Fiscal Year 2011, the Commonwealth issued $1.0 billion in tax anticipation notes and in Fiscal Year 2010, the Commonwealth issued $800 million in tax anticipation notes. In each instance, the Commonwealth paid the outstanding balance in full on June 30th of the respective fiscal year in which the tax notes were issued.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2013: Delaware River Joint Toll Bridge Commission ($343.5 million), Delaware River Port Authority ($1.654 billion), Pennsylvania Economic Development Financing Authority ($6.056 billion), Pennsylvania Higher Education Assistance Agency ($7.055 billion), Pennsylvania Higher Educational Facilities Authority ($6.442 billion), Pennsylvania Industrial Development Authority ($237.2 million), Pennsylvania Infrastructure Investment Authority ($1.6 million), Pennsylvania Turnpike Commission ($8.856 billion), and the State Public School Building Authority ($3.291 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year financial plan covering Fiscal Years 2014-2018, initially approved by PICA on September 17, 2013 and revised on November 19, 2013 and March 18, 2014.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Ratings. The Commonwealth's general obligations bonds are rated Aa2 by Moody's Investors Services, Inc. and AA (with negative outlook) by each of S&P and Fitch Ratings, Inc.

Unemployment Compensation. As of June 30, 2012, the Commonwealth had outstanding $2.593 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the "UC Fund"). The Commonwealth was one of 35 states that had exhausted its UC Fund balances during the most recent economic downtown. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts. Under current federal law, all such loans must be repaid by the states with interest. Under federal law, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to existing Commonwealth law, for each year in which interest is due on federal loans, the Department of Treasury calculates an interest tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned interest tax rate was 0.44% for calendar year 2011 and 0.20% for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of a second year must pay additional federal unemployment taxes ("FUTA") to repay the principal of the loan. This FUTA surcharge is 0.3% on the federal wage base of $7,000 and automatically increases by 0.3% each year that the loan remains outstanding.

Based on econometric assumptions and assuming no legislative action to improve the UC Fund's solvency and address the federal debt, the Commonwealth anticipated that the UC Fund will continue to require federal loans to continue to pay benefits through at least Fiscal Year 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory FUTA loan repayments, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2.560 billion in Fiscal Year 2011 to $176 million by Fiscal Year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in Fiscal Year 2011 to $9 million by Fiscal Year 2018. These UC-related expenditures did not have any impact on the Commonwealth General Fund and are payable solely from the UC Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law to, among other things, authorize the issuance of up to $4.5 billion of unemployment compensation bonds. The proceeds of such bonds ("UC Bonds") would be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund. UC Bonds will be issued only if the Department of Labor and Industry determines that such issuance will result in a savings to Pennsylvania employers, whose FUTA payments will be adjusted to provide revenues sufficient to pay in full all UC Bonds.

On July 25, 2012, the Commonwealth closed on a $3.185 billion interim financing to both fully repay the outstanding federal loan and to fund the continued payment of benefits for a period through the fall of 2012. On October 18, 2012, approximately $2.827 billion in UC Bonds were issued, the proceeds of which were used to repay the interim financing. As result, , the Commonwealth estimates that it will save employers over $89 million as compared to repaying the previously existing federal advances through increased FUTA taxes with interest at the federal rate.

Pensions and Retirement Systems. On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which will eliminate the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013. Contribution collars are expressed as a percentage of payroll and were 3% and 3.5% in Fiscal Years 2012 and 2013, respectively, and are 4.5% in Fiscal Year 2014 and beyond until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5%. The contribution rate for PSERS new members who enrolled in the pension plan on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS, and before June 30, 2011, for PSERS.

During Fiscal Year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2% increase, and $342.6 million for PSERS, a 5.0% decrease in the year-over-year contributions. For Fiscal Year 2011, the Commonwealth contribution was $300.4 million for SERS, a 14.4% increase from the Fiscal Year 2010 contribution, and for PSERS, $408.6 million, a 19.3% increase. For Fiscal Year 2012, the Commonwealth contribution was to SERS was $463.7 million, a 54.4% increase from the Fiscal Year 2011 contribution, and for PSERS, $600.1 million, a 47% increase. The Commonwealth's contributions to SERS and PSERS in Fiscal Year 2013 was $660.7 million and $856.1 million, respectively.

Rising  employer  contribution  rates  and  costs  in  accordance  with  law  for  the  Commonwealth's  two  pension systems  are projected  to  grow by  a factor  of  three  over  the next four  years,  rising  from  $1.5  billion  in  Fiscal  Year  2014  to $4.3 billion  in  Fiscal  Year 2017. The Fiscal Year 2014 budget includes  the  Commonwealth's  component  of  the  pension  contribution  of  the  PSERS funded  at  $1.017  billion,  an  increase  of  $161  million  (18.8%)  over Fiscal Year  2013. Without additional reform,  meeting  the  growing  pension  contributions  in  the  future  will  likely  require  deep  cuts in  the Commonwealth  General Fund as well as the budgets  of local school  districts.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. For Fiscal Year 2009, PSERS generated a negative 26.54% annual return. SERS' return on investments for calendar year 2008 was -28.7%. Calendar years 2009 and 2010 reflected an improvement in SERS' investment performance with a 9.1% and 11.9% return on investments, respectively. For 2011, 2012 and 2013, SERS returned 2.7%, 12.0% and 13.6%, respectively. PSERS' Fiscal Years 2011, 2012 and 2013 investment returns were 20.37%, 3.43% and 7.96% respectively.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2013 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

CG, et al. v. PDE, et al. In this class action, commenced in 2006, the representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth's method for distributing special education funds. The defendants are the Pennsylvania Department of Education ("PDE") and the Secretary of Education. The plaintiffs contend that the Pennsylvania statute that apportions special education funding violates federal laws including the Individuals with Disabilities Education Act ("IDEA") and the Equal Educational Opportunities Act of 1974. IDEA conditions a state's receipt of federal funds for special education on the implementation of statewide special education programs guaranteeing a free appropriate public education to eligible disabled children. The plaintiffs allege that the Commonwealth's funding formula violates federal law because it requires PDE to allocate special education funds to a school district based on average daily membership of special education students across the Commonwealth, rather than on the actual number of special education students enrolled in the district. The plaintiffs seek declaratory judgment and an injunction requiring the Secretary of Education to abandon the current funding formula and to distribute special education funds based upon the actual number of disabled students in each district and the actual cost of their special education needs. Following a bench trial on the claims that were not dismissed on summary judgment, the court entered judgment against the plaintiffs as to all claims. The plaintiffs appealed to the U.S. Court of Appeals for the Third Circuit. That court heard oral argument on the appeal on September 10, 2013, and, on November 5, 2013, affirmed the trial court's ruling in a precedential opinion. The plaintiffs have not appealed this ruling to the U.S. Supreme Court, and this case is now closed.

Harlee Manor, Inc. v. Dept. of Public Welfare. This action challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. The parties have executed a settlement agreement, which requires the approval of the Centers for Medicare and Medicaid Services. The parties are still in the process of obtaining that approval. If the trial court strikes down the assessment, the Commonwealth could lose up to $331 million in state funds and a similar amount in federal matching funds.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania (now Allstate Life Insurance Co. v. Commonwealth of Pennsylvania). The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc trial court issued a conflicted decision in which the majority partially ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Supreme Court of Pennsylvania, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court.

Counsel then selected the Allstate case to relitigate the issues involved. The Northbrook (now Allstate) case and other pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982 (the "Act") that established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The Allstate case was briefed and argued before a five judge en banc trial court on December 9, 2009. On March 25, 2010, a 3-2 majority ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. The Commonwealth filed exceptions. Following briefing and oral argument before a seven judge en banc trial court, a 4-3 majority issued an unreported decision overruling the Commonwealth's exceptions. The Commonwealth filed an appeal to the Supreme Court of Pennsylvania. On August 2, 2012, an evenly divided court affirmed the final order of the trial court. The Commonwealth filed an application for reargument, which was denied. The Commonwealth has asserted the position that the evenly divided holding in this case is final and binding precedent only as to Allstate for the tax period involved in the Allstate case and has notified counsel for all pending cases that it wishes to select a new case to re-litigate the issues with the objective of obtaining a final majority decision on the merits.

Under docket of the pending cases in trial court, petitioners' counsel has filed an application for special and/or summary relief, and declaratory relief, seeking an order and declaratory judgment to, among other things, enforce the evenly divided decision as to all petitioners granting annuity assessments full tax credit against their gross premiums tax. The Commonwealth filed an answer and new matter seeking an order to, among other things, deny the petitioners' request for declaratory judgment and direct the parties to proceed with litigation of a new case. The Court issued an order on August 14, 2013, establishing a briefing schedule and scheduling oral argument for October 22, 2013.

Hosp. & Healthsystem Ass'n of Pa. v. Commonwealth (the "MCARE Case"). The Medical Care Availability and Reduction of Error ("MCARE") Fund is a special fund that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. As part of the Fiscal Year 2010 budget legislation, $100 million was transferred from the MCARE Fund to the Commonwealth General Fund, which brought about this action. On April 15, 2010, the trial court held that legislation causing the Commonwealth to transfer the $100 million was unlawful in that it violated the petitioners' vested rights in that money.

On September 26, 2013, the Supreme Court of Pennsylvania reversed the decision of the trial court and remanded the cases. Remand proceedings began on April 9, 2014. Though discovery between the parties will proceed, the trial court, by order entered April 10, 2014, indicated that it will not consider the merits of the case until after the Supreme Court of Pennsylvania has decided a related matter pending on appeal. In the event of a final decision in any litigation that is adverse to the Commonwealth and that would require the payment or redistribution of Commonwealth funds or assets, the statutorily established administrative and budgetary processes would be used to provide the funds or authority to fulfill the Commonwealth's liabilities. Litigation obligations imposed on the Commonwealth in excess of budgeted amounts would require the Commonwealth to identify new revenue sources, or to reduce budgeted expenses so as to avoid a budgetary deficit.

Sears, et al. v. Corbett and Weisblatt, et al. v. Corbett. Petitioners, former participants in the discontinued Pennsylvania adultBasic Insurance Coverage program ("adultBasic"), filed a pair of class action suits against Governor Corbett seeking declaratory, mandamus and injunctive relief from alleged violations of the Pennsylvania Tobacco Settlement Act, which, in part, established a Tobacco Settlement Fund to receive and distribute payments received by the Commonwealth pursuant to the MSA entered into among the Commonwealth, other states and participating tobacco manufacturers. The Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program (MAWD), which received priority funding. The petitioners claim that, in 2010 and 2011, the General Assembly violated the Act through the redistribution of certain funding from the Fund. The ultimate purpose of the lawsuit is to force the General Assembly to restore adultBasic.

The Commonwealth filed preliminary objections to the amended petitions for review in both actions. On June 27, 2012, an en banc panel of the court sustained in part and overruled in part the respondents' preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. The court made the same decision in the Weisblatt case on June 28, 2012.

After the pleadings were closed, all parties filed applications for summary relief with the trial court. On March 4, 2013, the court granted in part and denied in part the parties' applications. Relying upon the en banc court's opinion in Sears, the court declared that the redirection of money from the fund was unconstitutional. However, based on principles of sovereign immunity the court declined to order the Commonwealth parties to restore to the funds and it did not order the immediate restoration of the adultBasic insurance coverage program. The parties filed cross-appeals of the court's order with the Supreme Court of Pennsylvania in both cases. The four appeals have been consolidated into a single briefing schedule. All briefs have been filed and are ripe for disposition by the Supreme Court. Oral argument has not been scheduled.

PART III

HOW TO BUY SHARES

Initial investments in Individual Accounts must be accompanied by an Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Mellon Wealth Advisors and/or BNY Mellon Wealth Management Direct may impose certain conditions on BNY Mellon Wealth Brokerage Clients, and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts (as defined below) that are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of BNY Mellon Accounts (as defined below), BNY Mellon Wealth Brokerage Accounts (as defined below) or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.

Investment Advisory Firm Clients may not maintain accounts directly with a fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming) and exchanging fund shares. The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange fund shares and to determine the shareholder services available to them with respect to their fund shares. The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares are generally offered only to: (1) Wealth Management Clients, with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund; (3) board members of the Trust; (4) former shareholders of each other fund advised by the Manager or its affiliates that was reorganized into a fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such fund, to exchange into Class M shares of other funds, and to purchase additional Class M shares of the funds into which they exchange; (5) former shareholders of a series of BNY Hamilton Funds that was reorganized into a fund (a "Predecessor Fund") who received Class M shares of a fund pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a fund, and to purchase additional Class M shares of a fund; (6) Investment Advisory Firms; and (7) unaffiliated investment companies approved by BNY Mellon Wealth Management. In addition, holders of shares of a fund who were not Wealth Management Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that fund for their then-existing accounts in that fund ("Existing Accounts"), to exchange into Class M shares of other funds, and

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to purchase additional Class M shares of funds into which they exchange. Class M shares also may be offered as described in the prospectus.

Investor shares are generally offered only to: (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a fund pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such fund, to exchange into Investor shares of other funds, and to purchase additional Investor shares of funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients." Investor shares also may be offered to BNY Mellon Wealth Brokerage Clients and may be offered to certain Qualified Employee Benefit Plans as described in the prospectus.

On March 13, 2012, outstanding Premier shares of each Premier Class Fund converted to Investor shares of the same fund. Holders of a Premier Class Fund's Premier shares who received Investor shares of such fund in the conversion are eligible to make additional investments in the fund's Investor shares.

Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Transfer Agent ("BNY Mellon Accounts"). Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm. Class M shares held by persons other than Wealth Management Clients and Investor shares owned by Individual Clients will be held in Individual Accounts. Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts ("BNY Mellon Wealth Brokerage Accounts"). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor ("Qualified Employee Benefit Plan Accounts") and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Unless otherwise instructed, new purchases by existing shareholders are in the same class of fund shares that the shareholder then holds.

BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments in BNY Mellon Money Market Fund and BNY Mellon National Intermediate Municipal Money Market Fund Account must be in the respective fund's Class M shares.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

There is no minimum initial or subsequent investment requirement for holders of BNY Mellon Accounts. The minimum initial investment for Investment Advisory Firms is $1 million. Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their BNY Mellon Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Wealth Brokerage Accounts. At the time of any such transfer by a Wealth Management Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent NAV of each class at the time of the conversion. Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

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For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase fund shares.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to The Bank of New York Mellon with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by wire or electronic check, please call 1-800-DREYFUS for more information.

The entity acting as custodian for IRAs and Retirement Plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

In-Kind Purchases

Each fund may, at its discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Brokerage Clients) may call 1-800-DREYFUS, BNY Mellon Wealth Brokerage Clients may call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors, and participants in Qualified Employee Benefit Plans may call 1-877-774-0327. Investment Advisory Firm Clients may not make in-kind purchases directly into a fund.

TeleTransfer Privilege

Holders of Individual Accounts may purchase fund shares by telephone if they have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "How to Redeem Shares—Medallion Signature Guarantees." See "How to Redeem Shares—TeleTransfer Privilege" below for more information. The TeleTransfer Privilege enables investors to make regularly scheduled

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investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Converting Shares

Holders of Investor shares of a fund at the time they become Wealth Management Clients ("Converting Investor Shareholders") generally may request to have their Investor shares converted into Class M shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder®), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

HOW TO REDEEM SHARES

Each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by TeleTransfer Privilege or through Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the

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redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone or letter instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

The funds impose no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the fund's then-current NAV per share.

Procedures

Persons who hold fund shares through BNY Mellon Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem fund shares.

Holders of Individual Accounts may redeem fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem fund shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether 10% should be withheld pursuant to TEFRA. A signature-guarantee is required. For information with respect to signature-guarantees, see "Medallion Signature Guarantees" below. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-DREYFUS. Each fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under IRAs or Retirement Plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

Checkwriting Privilege (BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon

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New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund).

Holders of Individual Accounts may write redemption checks ("Checks") drawn on their fund accounts. The fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Holders of Individual Accounts may redeem fund shares by wire. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Medallion Signature Guarantees." Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

TeleTransfer Privilege

Holders of Individual Accounts may request by telephone that redemption proceeds (minimum $500) be transferred between their fund account and their bank account. Only a bank account maintained in a domestic financial

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institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the TeleTransfer Privilege. See "How to Buy Shares—TeleTransfer Privilege" above.

Medallion Signature Guarantees

Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the Trust's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

SHAREHOLDER SERVICES

The following shareholder services are available only to holders of Investor shares in Individual Accounts and certain Individual Account holders of Class M shares.

Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time or charge a service fee; however no such fee currently is contemplated.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting

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Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Holders of Class M shares or Investor shares can generally exchange such shares of a fund worth $500 or more into shares of the same class of any other fund.

Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

You may exchange your shares of the Worldwide Dollar Fund held in an Exchange Account for Investor shares of the funds, including BNY Mellon Money Market Fund. Class A shares of the General Fund received in the conversion from Premier shares of a Premier Class Fund of the funds to Investor shares also may be exchanged for Investor shares of the funds.

To request an exchange, holders of BNY Mellon Accounts must contact their account officer, Investment Advisory Firm Clients must contact their financial advisor and holders of Individual Accounts, or their Service Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000. The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, by oral request from any of the authorized signatories on the account or by calling 1-800-DREYFUS. By using the Telephone Exchange Privilege, the investor authorizes the fund and the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the fund or the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of a fund's shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits the holder of an Individual Account to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV per share. Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA

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accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shareholders may modify or cancel their exercise of this privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.

Automatic Asset Builder®

Automatic Asset Builder permits the holder of an Individual Account to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables holders of Individual Accounts to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Payroll Savings Plan

Payroll Savings Plan permits holders of Individual Accounts to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan.

Dividend Options

Dividend Sweep. Dividend Sweep allows holders of Individual Accounts to invest automatically dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class of another fund of which you are a shareholder. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share.

Dividend ACH. Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Shareholders may cancel these privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits the holder of an Individual Account to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

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Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS.

Certain Retirement Plans may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

SHAREHOLDER SERVICES PLAN
(Investor Shares Only)

The Trust has adopted a Shareholder Services Plan with respect to the funds' Investor shares. The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act. Under the Shareholder Services Plan, the funds pay the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services to shareholders and/or the maintenance of shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from the funds to compensate Service Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made.

A written quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. The Shareholder Services Plan provides that material amendments must be approved by the board and by the Independent Board Members who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan may be terminated at any time by vote of a majority of the Independent Board Members who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings

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and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible

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bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income

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securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the

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issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may

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be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also

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may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

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Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in

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the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such

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rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is

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purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest

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payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

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Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

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As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

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The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a

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significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of

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Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

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• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which

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principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the

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investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not

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be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the

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United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder

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rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

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These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange- traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund

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may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by

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subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

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Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's NAV. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset,

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reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's

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ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if they continue to claim the exclusion from the definition of CPO.

In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon

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price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

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Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

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Swap Transactions. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or

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divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

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Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

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Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities

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held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative

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instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in

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the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in

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recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A

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fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust's board or by the Adviser pursuant to guidelines established by the board. The Trust's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

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Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Cyber Security Risk

The funds and their service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest

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rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent

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the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks

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that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition,

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federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased

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by the fund. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in

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more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual

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rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

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amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

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NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the

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rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

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Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Board's Oversight Role in Management

The board's role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the board, acting at its scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the Trust's Chief Financial Officer. The board also receives periodic presentations from senior personnel of the Manager and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the board also receives informational reports from the board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters. The board has adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the Trust's board members, including the Chairman of the Board, are Independent Board Members. The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the Trust, including, but not limited to: (i) the services that the Manager and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust are conducted by Trust officers and employees of the Manager and its affiliates; and (iii) the board's oversight role in management of the Trust.

Additional Information About the Board and Its Committees

Board members are elected to serve for an indefinite term. The board has standing audit, nominating, compensation, litigation and pricing committees.

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The function of the audit committee is (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.

The function of the compensation committee is to establish appropriate compensation for serving on the board.

The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.

The board also has a standing pricing committee for the non-money market funds comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

BNY Mellon Fund Advisers, a division of Dreyfus, serves as the investment adviser to the funds. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to an Investment Advisory Agreement with the Trust, the Manager provides investment management of each fund's portfolio.

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the Trust) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests. Companies listed are in the asset management, banking or other financial services business. For Walter Scott, which is a wholly-owned subsidiary of BNY Mellon, see "The Manager" above for ownership information.

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Geneva: Amy S. Croen, William A. Priebe, Michelle Jean Picard, Kris Amborn, William S. Priebe, James Gerard O'Brien, Christopher Keene Yarbrough, Charles Spurgeon Thompson, Scott E. Volk, Henderson Global Investors (North America) Inc., Henderson International Inc., Henderson Global Investors (International Holdings) BV, Henderson Holdings Limited, Henderson Global Investors (Holdings) PLC, HGI Group Limited, Henderson Holdings Group Limited, Henderson Global Group Limited, Henderson Group Plc, Henderson Group Holdings Asset Management Limited and HGI Asset Management Group Limited

Robeco: William Butterly, Joseph Feeney, Lena Boeren, Mark Donovan, Matthew Davis, Roderick Munsters, Michiel Prinsze, Martin Mlynar, Robeco US Holding, Inc., Robeco International Holding, B.V., Robeco Groep N.V. and ORIX Corporation

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

BNY Mellon Wealth Management: The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

The incentive compensation plan is comprised of three components: (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of BNY Mellon Wealth Management (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant's job function. Individual qualitative performance measures contributions the participant makes to either the Equity Management or Fixed Income Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

Geneva. Geneva's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.

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The compensation structure for Geneva's investment professionals consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in Geneva's revenues generated less the increase in costs. It is typically calculated per team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period. Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of Geneva's parent company.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Robeco: All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Robeco's bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

• Individual Contribution: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

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• Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

• Investment Team Performance: the financial results of the investment group; and

• Firm-wide Performance: the overall financial performance of Robeco.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and portfolio managers associated with that product. The discretionary bonus assessment is done annually. Investment performance for a fund typically is based on the fund's 1-, 3-, and 5-year performance compared to its market benchmark and compared to its consultant peer group for its strategy. Returns are evaluated on a pre-tax basis.

In addition, Robeco offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional's seniority and longevity with Robeco. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

TBCAM. TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation. The following factors encompass its investment professional awards program: base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance.

All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest

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in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

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Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the Trust.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

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The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

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Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service. Equity-linked instruments, such as contracts for difference, will be valued by the Service based on the value of the underlying reference asset(s). Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. The board has established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. NAV per share of each fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to the Shareholder Services Plan (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. Because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

All expenses incurred in the operation of the funds are borne by the Trust. Expenses attributable to a particular fund are charged against the assets of that fund; other expenses of the Trust are allocated among the funds on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each fund. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the shareholder servicing of such class.

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NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

DIVIDENDS AND DISTRIBUTIONS

Each of BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Income Stock Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Large Cap Stock Fund and BNY Mellon Short-Term U.S. Government Securities Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

Each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Money Market Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Municipal Money Market Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund usually declares dividends daily and pays dividends on the last business day of each month.

For Individual Accounts, dividends and other distributions will be reinvested in fund shares at NAV unless the shareholder instructs the fund otherwise. Persons who hold fund shares through BNY Mellon Accounts, BNY Mellon Wealth Brokerage Accounts or Qualified Employee Benefit Plan Accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

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For a bond fund that declares dividends daily, dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the

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substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

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Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution. Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign

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corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new

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fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be

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claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in

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the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

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If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.

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Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

The Hiring Incentives to Restore Employment Act

Under the Foreign Account Tax Compliance Act provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), a 30% withholding tax will be imposed on dividends paid by a fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2016, to (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To comply with these requirements, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

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PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

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Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For

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funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The

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Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any

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compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The board has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the board has delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs. Except as described below, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies BNY Mellon's Proxy Voting Guidelines, which are summarized below (the "Voting Guidelines"), when voting proxies on behalf of a fund. Similarly ISS votes proxies that it is authorized to vote, including those delegated by the board, in accordance with the ISS Global Voting Principles (the "ISS Principles"), which are summarized below.

BNY Mellon and its direct and indirect subsidiaries (collectively, "BNYM"), including Dreyfus, are subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

A security will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Mellon Entities' aggregate ownership, control and voting discretion with respect to the security reaches a level that could risk a violation of BHCA Rules. If such aggregate levels decrease to a point that BNY Mellon deems appropriate to remain in compliance with BHCA Rules, the security will no longer be a Designated BHC and Dreyfus will be redelegated sole voting authority over the security. Management of the funds anticipates that ISS will have proxy voting authority over the voting securities of a limited number of Designated BHCs.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

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Proxy Voting By Dreyfus

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and Dreyfus, the fund's principal underwriter, or any affiliated person of the fund, Dreyfus or the fund's principal underwriter, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Committee applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. To avoid any appearance of a conflict, Dreyfus engages a third party as an independent fiduciary (generally ISS) to vote all proxies with respect to securities issued by BNY Mellon and all proxies with respect to shares of funds sponsored by Dreyfus or another BNY Mellon affiliate (including proxies with respect to shares issued by funds in the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers if deemed appropriate in its discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the Proxy Voting Committee's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the Proxy Voting Committee's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Voting Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Proxy Voting Committee for discussion and vote. Additionally, the Proxy Voting Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Proxy Voting Committee will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of the fund.

With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. The Proxy Voting Committee seeks to vote proxies of non-U.S. companies through the application of the ISS Principles, which the Proxy Voting Committee has adopted because of ISS's expertise in proxy voting matters of the various non-U.S. markets. However, corporate governance practices, disclosure requirements and voting operations vary significantly among these markets. In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements.

Although proxies in respect of securities held by the Dreyfus Socially Responsible Growth Fund, Inc. or The Dreyfus Third Century Fund, Inc. (each a "Socially Responsible Fund") typically are voted in accordance with BNY Mellon's Proxy Voting Guidelines, proxies pertaining to the social investment criteria of the Socially Responsible Funds are voted by the funds' portfolio managers. The Socially Responsible Funds' social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:

• protection and improvement of the environment and the proper use of our natural resources

• occupational health and safety

• consumer protection and product purity

• equal employment opportunity

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Summary of BNY Mellon's Proxy Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders ("Voting Guidelines"). Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.  Boards and Directors

 A. Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i) Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of

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meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii) Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii) Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv) Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership. In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.

B. Board Governance

i) Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii) Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii) Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

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iv) Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v) Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2. Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3. Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A. Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B. Non-net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C. Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that

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uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D. Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4. Capital Structure, Mergers, Sales and Transactions

A. Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B. Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i) The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii) The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C. Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2)

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necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D. Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5. Corporate Governance

A. Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B. Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C. Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D. Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6. Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7. Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2)

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the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8. Compensation and Benefits

A. Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:

i) pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or

ii) fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.

B. Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term

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incentive compensation plans between the performance-based and time-based awards for the executive officers.

C. Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D. Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E. Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F. Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

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For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Proxy Voting by ISS

ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Summary of the ISS Guidelines1

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

_________________
1Excerpted from ISS materials.

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Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1.  The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.  The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the Canadian market, where ISS generally supports independent board leadership. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.  The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.  The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1.  Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2.  Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for

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different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3.  Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

 Under U.S. policy, a "liberal" change in control ("CIC") provision that could result in executives receiving windfall compensation even if a CIC does not ultimately occur also would be deemed problematic. Additionally, the board committee responsible for administering a U.S. program should be comprised solely of independent directors. Any of these factors may lead to a negative recommendation.

 Under Canadian policy, in addition to the SVT and burn-rate evaluation noted above, equity plans also may receive a negative recommendation due to: i) discretionary or inadequately limited participation by outside directors; ii) insufficient limits on the board's ability to amend the plan's amendment provisions without shareholder approval; and/or iii) the completion of an option repricing within the past three years. Other factors which may be considered include share dilution represented by the plan.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS.

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While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

• Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

• Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

• Call special meetings and act by written consent, within reasonable parameters;

• Submit shareholder proposals subject to reasonable "advance notice" requirements.

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

• Evaluate and approve shareholder rights plans ("poison pills") where the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

• Review "advance notice requirements" or other policies such that all shareholders are provided with sufficient time and disclosure to make informed decisions within a transparent, structured and fair director nomination process;

• Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

• Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare, and

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numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

• Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

• To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

• Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

• How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

• If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

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Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

• Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

• Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.

• The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

• Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

• Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

• Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

• The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

• Covers South Africa only

• Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

• Covers Russia and Kazakhstan only.

• Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

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ISS EMEA Regional Policy:

• Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

• The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Israel, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

• Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

• For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there is no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). Currently, nearly 40 percent of Japanese companies still do not have any outside directors, and accordingly, ISS does not recommend a vote against outside directors merely for a lack of independence because this could have the effect of actually increasing management domination of the board. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors

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(per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese

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executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

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Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore, and India. In Hong Kong, Singapore, and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.

Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense. Those conditions are composed of five components; 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

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Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, conflicts of interest and governance.

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Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

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GLOSSARY

Term	Meaning

1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity	An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate
AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon Affiliates	Various affiliates of BNY Mellon
BNY Mellon Wealth Advisors	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
BNY Mellon Wealth Brokerage Clients	Brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct
BNY Mellon Wealth Management Direct	A division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
ETFs	Exchange-traded funds and similar exchange-traded products
Exchange Account	A special account in either the General Fund or the Worldwide Dollar Fund created solely for the purpose of purchasing shares by exchange from Premier shares of a Premier Class Fund
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association

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Term	Meaning

Fund of Funds	BNY Mellon Asset Allocation Fund, BNY Mellon Large Cap Market Opportunities Fund or BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
Geneva	Geneva Capital Management LLC
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the Trust
Individual Accounts	Separate accounts in which Class M shares (held by persons other than Wealth Management Clients) and Investor shares (owned by Individual Clients) are held
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the Trust
Investment Advisory Firm Clients	High net worth and related clients of an Investment Advisory Firm
Investment Advisory Firms

Certain investment advisory firms that make an initial investment in a fund of at least $1 million on behalf of their Investment Advisory Clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account

IPO	Initial public offering
IRA	Individual retirement account
IRS	Internal Revenue Service
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Manager	BNY Mellon Fund Advisers, a division of Dreyfus
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
NYSE	NYSE Euronext
Premier Class Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Mid Cap Stock Fund and BNY Mellon National Intermediate Municipal Bond Fund

III-110

Term	Meaning

Qualified Employee Benefit Plans

Certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Manager and/or certain of its affiliates have entered into an agreement

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

Robeco	Robeco Investment Management, Inc., doing business as Boston Partners

S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents

Certain financial institutions (which may include banks), securities dealers and other industry professionals, including BNY Mellon Affiliates (for Wealth Management Clients), Investment Advisory Firms (for Investment Advisory Clients), BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct (for BNY Mellon Wealth Brokerage Clients) and the plan sponsor (for Qualified Employee Benefit Plan Accounts)

State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "Pennsylvania Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "Pennsylvania Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

III-111

Term	Meaning

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus
TBCAM	The Boston Company Asset Management, LLC
TEFRA	Tax Equity and Fiscal Responsibility Act of 1982
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon Funds Trust
Underlying Funds	Underlying funds, as described in the prospectus, in which a Fund of Funds may invest
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Wealth Management Clients	Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with BNY Mellon Affiliates
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc.

III-112

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 7, 2000.

(a)(2) Certificate of Amendment is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed December 23, 2004.

(a)(3) Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 27, 2008.

(a)(4) Certificates of Designation are incorporated by reference to Exhibits (a)(4) and (a)(5) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed December 28, 2011.

(a)(5) Certificate of Amendment filed with the Commonwealth of Massachusetts on April 9, 2014. Filed herewith.

(a)(6) Certificates of Amendment filed with the Commonwealth of Massachusetts on October 14, 2014. Filed herewith.

(b) Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant's Form N-SAR, filed October 27, 2011.

(c) Instruments defining the rights of holders of Registrant's securities are incorporated by reference to Articles III, V, VI, VIII and IX of Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of Registrant's Amended and Restated By-Laws.

(d)(1) Investment Advisory Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed December 28, 2012 (“Post-Effective Amendment No. 47”).

(d)(2) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited, with respect to the U.S. Large Cap Equity Strategy of each of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed July 14, 2010 ("Post-Effective Amendment No. 31").

(d)(3) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Geneva Capital Management LLC with respect to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund. Filed herewith.

(d)(4) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Robeco Investment Management, Inc., with respect to the Robeco Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed December 27, 2013 ("Post-Effective Amendment No. 50")

(e) Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed February 3, 2012 ("Post-Effective Amendment No. 42").

(f) Not Applicable.

(g)(1) Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed December 29, 2010.

(g)(2) Amendment to the Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 50.

(h)(1) Transfer Agency Agreement is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 47.

(h)(2) Amended Administration Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 47.

(h)(3) Shareholder Services Plan is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 42.

(i) Opinion and Consent of Registrant's counsel. Filed herewith.

(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 50.

(o) Not Applicable.

(p)(1) Code of Ethics of The Bank of New York Mellon Corporation is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 47.

(p)(2) Code of Ethics of Walter Scott & Partners Limited is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 31.

(p)(3) Code of Ethics of Robeco Investment Management, Inc. is incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 47.

(p)(4) Code of Ethics of Nonmanagement Board Members of Registrant is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 47

(p)(5) Code of Ethics of Geneva Capital Management LLC. Filed herewith.

Other Exhibits

(1) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (1) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed October 27, 2005.

(2) Power of Attorney of David K. Mossman, James Windels, Patrick J. O’Connor, John R. Alchin, Ronald R. Davenport, Jack L. Diederich, Kim D. Kelly, Kevin C. Phelan, Patrick J. Purcell, Thomas F. Ryan, Jr. and Maureen M. Young is incorporated by reference to Other Exhibits (2) of Post-Effective Amendment 47.

Item 29. Persons Controlled by or Under Common Control with Registrant

 Not Applicable.

Item 30. Indemnification

(a) The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office

(c)  The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 31(a). Business and Other Connections of Investment Adviser

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is investment adviser to the Registrant. Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus.

Item 31(b). Business and Other Connections of Sub-Investment Advisers.

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Walter Scott & Partners Limited ("Walter Scott"), the sub-investment adviser to the U.S. Large Cap Equity Strategy of the Registrant's BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Large Cap Market Opportunities Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") by Walter Scott (SEC File No. 801-19420).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Geneva Capital Management LLC ("Geneva"), the sub-investment adviser to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Geneva, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Geneva (SEC File No. 801-28444).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Robeco Investment Management, Inc. ("Robeco"), the sub-investment adviser to the Robeco Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Robeco, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Robeco (SEC File No. 801-61786).

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

		Chairman	2/13 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Gary Pierce Controller	The Bank of New York Mellon ***	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Director	03/12 - Present

		Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

John Pak Chief Legal Officer	The Bank of New York Mellon Corporation ++	Deputy General Counsel	8/14 - Present

	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	09-14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	01/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	01/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	3/14 – Present

	Asset Recovery X, LLC ***	Assistant Treasurer	3/14 – Present

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

Asset Recovery XV, LLC ***	Assistant Treasurer	3/13 – Present

Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – Present

Asset Recovery XVII, LLC ***	Assistant Treasurer	3/13 – Present

Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/13 – Present

Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

Asset Recovery XXI, LLC ***	Assistant Treasurer	7/13 – Present

Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – Present

BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

BNY Capital Funding LLC ***	Assistant Treasurer – Tax	09/13 - Present

BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer – Tax	10/13 - Present

BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – Present

Airlease Incorporated †††	Assistant Treasurer – Tax	7/13 – Present

Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

AURORA-IRE, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/13 – Present

BNY Catair LLC †††	Assistant Treasurer – Tax	7/13 – Present

BNY CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

BNY Gator LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Hitchcock Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Housing I Corp. †††	Assistant Treasurer – Tax	7/13 – Present

BNY Housing II LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY ITC Leasing, LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

BNY Lease Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – Present

BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer – Tax	7/13 – Present

BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Rail Maintenance LLC ***	Assistant Treasurer – Tax	7/13 – Present

BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

BNY Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

BNY Wings, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 - Present

EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

GIS Holdings (International) Inc. #	Assistant Treasurer – Tax	6/14 - Present

Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – Present

HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

IRE-AC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

IRE-BC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

IRE-SB, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

ITCMED, Inc. ***	Assistant Treasurer – Tax	6/13 – Present

JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

MBSC Securities Corporation ++	Vice President – Tax	2/14 - Present

MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 - Present

MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

Mellon International Leasing Company #	Assistant Treasurer – Tax	8/14 - Present

Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

Mellon Residential Funding Corporation ++++	Assistant Treasurer - Tax	4/14 - Present

National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

New GSM Holding Corporation ^^^^	Assistant Treasurer – Tax	7/13 – Present

Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

Northern Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

Technology Services Group, Inc. ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – Present

	USPLP, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ***	Vice President – Tax	4/13 – Present

	Asset Recovery I, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ***	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon ***	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Anthony Mayo Vice President – Information Systems	None

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 – 12/11

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 – 5/13

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present

	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – Present

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery X, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/11 – Present

Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – Present

Asset Recovery XVII, LLC ***	Assistant Treasurer	3/11 – Present

Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/11 – Present

Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

Asset Recovery XXI, LLC ***	Assistant Treasurer	7/11 – Present

Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – Present

BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – Present

Airlease Incorporated †††	Assistant Treasurer -Tax	7/11 – Present

Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

AURORA-IRE, INC. †††	Assistant Treasurer -Tax	7/11 – Present

B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

BNY Cargo Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Catair LLC †††	Assistant Treasurer –Tax	7/11 – Present

BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

BNY Gator LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Hitchcock Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Housing I Corp. †††	Assistant Treasurer –Tax	7/11 – Present

BNY Housing II LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

BNY Lease Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer –Tax	7/11 – Present

BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer –Tax	10/11 – Present

BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^^	Assistant Treasurer –Tax	10/11 – Present

BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Rail Maintenance LLC ***	Assistant Treasurer –Tax	7/11 – Present

BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

BNY Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

GIS Holdings (International) Inc. #	Assistant Treasurer –Tax	4/12 – Present

Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – Present

HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

IRE-AC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

IRE-BC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

IRE-SB, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

ITCMED, Inc. ***	Assistant Treasurer –Tax	6/11 – Present

JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – Present

Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

Mellon Residential Funding Corporation ****	Assistant Treasurer –Tax	4/14 – Present

National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

New GSM Holding Corporation ^^^^	Assistant Treasurer –Tax	7/11 – Present

Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

Northern Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

Standish Mellon Asset Management Company LLC	Assistant Treasurer –Tax	11/14

Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

Technology Services Group, Inc. ^^^^^	Assistant Treasurer –Tax	5/11 – Present

Tennessee Processing Center LLC ^^^^^	Assistant Treasurer –Tax	9/11 – Present

The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – Present

	USPLP, Inc. ***	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

Dean M. Steigauf Vice President	Albridge Solutions, Inc.	Vice President - Real Estate	7/11 - Present

	BNY Capital Funding LLC ***	Vice President - Real Estate	4/13 - Present

	BNY Mellon, National Association+	Vice President - Real Estate	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Investment Management Services LLC #	Vice President - Real Estate	10/11 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 - Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 - Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - 12/11

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 – 5/13

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present

	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94105.

***	The address of the business so indicated is One Wall Street, New York, New York 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462

++++	The address of the business so indicated is 500 Grant Street, Pittsburgh, PA 15258

†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD
^	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107
^^^^^	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, NY, 10286
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE, 19809
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104
Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BNY Mellon Funds, Inc.
7.	Dreyfus Bond Funds, Inc.

8.	Dreyfus Cash Management
9.	Dreyfus Funds, Inc.
10.	The Dreyfus Fund Incorporated
11.	Dreyfus Government Cash Management Funds
12.	Dreyfus Growth and Income Fund, Inc.
13.	Dreyfus Index Funds, Inc.
14.	Dreyfus Institutional Cash Advantage Funds
15.	Dreyfus Institutional Preferred Money Market Funds
16.	Dreyfus Institutional Reserves Funds
17.	Dreyfus Intermediate Municipal Bond Fund, Inc.
18.	Dreyfus International Funds, Inc.
19.	Dreyfus Investment Funds
20.	Dreyfus Investment Grade Funds, Inc.
21.	Dreyfus Investment Portfolios
22.	The Dreyfus/Laurel Funds, Inc.
23.	The Dreyfus/Laurel Funds Trust
24.	The Dreyfus/Laurel Tax-Free Municipal Funds
25.	Dreyfus Liquid Assets, Inc.
26.	Dreyfus Manager Funds I
27.	Dreyfus Manager Funds II
28.	Dreyfus Midcap Index Fund, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus Municipal Money Market Fund, Inc.
33.	Dreyfus New Jersey Municipal Bond Fund, Inc.
34.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
35.	Dreyfus New York AMT-Free Municipal Bond Fund
36.	Dreyfus New York AMT-Free Municipal Money Market Fund
37.	Dreyfus New York Municipal Cash Management
38.	Dreyfus New York Tax Exempt Bond Fund, Inc.
39.	Dreyfus Opportunity Funds
40.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
41.	Dreyfus Premier GNMA Fund, Inc.
42.	Dreyfus Premier Investment Funds, Inc.
43.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
44.	Dreyfus Premier Worldwide Growth Fund, Inc.
45.	Dreyfus Research Growth Fund, Inc.
46.	Dreyfus State Municipal Bond Funds
47.	Dreyfus Stock Funds
48.	Dreyfus Short Duration Bond Fund
49.	The Dreyfus Socially Responsible Growth Fund, Inc.
50.	Dreyfus Stock Index Fund, Inc.
51.	Dreyfus Tax Exempt Cash Management Funds
52.	The Dreyfus Third Century Fund, Inc.
53.	Dreyfus Treasury & Agency Cash Management
54.	Dreyfus Treasury Prime Cash Management
55.	Dreyfus U.S. Treasury Intermediate Term Fund
56.	Dreyfus U.S. Treasury Long Term Fund
57.	Dreyfus 100% U.S. Treasury Money Market Fund
58.	Dreyfus Variable Investment Fund
59.	Dreyfus Worldwide Dollar Money Market Fund, Inc.

60.	General California Municipal Money Market Fund
61.	General Government Securities Money Market Funds, Inc.
62.	General Money Market Fund, Inc.
63.	General Municipal Money Market Funds, Inc.
64.	General New York Municipal Money Market Fund
65.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Chief Executive Officer, President and Director	None
J. Charles Cardona*	Chairman of the Board	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President	None
Tracy Hopkins*	Executive Vice President	None
William H. Maresca**	Executive Vice President and Director	None
David K. Mossman***	Executive Vice President	None
Kimberly M. Mustin*	Executive Vice President and Director	None
Christopher D. O'Connor*	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Andrew Provencher*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappington*	Executive Vice President and Director	None
Gary Pierce*	Chief Financial Officer and Director	None
Brie A. Steingarten*	Chief Legal Officer and Secretary	None
Mercedes Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer

Jaynthi Gandhi*	Chief Compliance Officer (Broker-Dealer Business)	None

Katherine M. Scott	Chief Risk Officer	None
Anthony Mayo	Chief Technology Officer	None
Barbara A. McCann****	Senior Vice President	None
Matthew D. Connolly*	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Charles Doumar********	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer*	Vice President – Compliance	None
Claudine Orloski***	Vice President – Tax	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels******	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Mary Lou Olinski***	Assistant Secretary	None
Audrey Edwards***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
******	Principal business address is 101 Barclay Street, New York 10286.
*******	Principal business address is 2 Hanson Place, Brooklyn, New York 11217
********	Principal business address is One Wall Street, New York, New York 10286

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, MA 01581

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

  5. The Dreyfus Corporation
   2 Hanson Place
   Brooklyn, New York 11217

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of December, 2014.

BNY MELLON FUNDS TRUST

BY:	/s/ David K. Mossman*
David K. Mossman, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David K. Mossman* David K. Mossman	President (Principal Executive Officer)	December 24, 2014
/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	December 24, 2014
/s/ Patrick J. O’Connor* Patrick J. O’Connor	Chairman of the Board of Trustees	December 24, 2014
/s/ John R. Alchin* John R. Alchin	Trustee	December 24, 2014
/s/ Ronald R. Davnport* Ronald R. Davenport	Trustee	December 24, 2014
/s/ John L. Diederich* John L. Diederich	Trustee	December 24, 2014
/s/ Kim D. Kelly* Kim D. Kelly	Trustee	December 24, 2014
/s/ Kevin C. Phelan* Kevin C. Phelan	Trustee	December 24, 2014
/s/ Patrick J. Purcell* Patrick J. Purcell	Trustee	December 24, 2014
/s/ Thomas F. Ryan, Jr.* Thomas F. Ryan, Jr.	Trustee	December 24, 2014
/s/ Maureen M. Young* Maureen M. Young	Trustee	December 24, 2014

*BY:	/s/ Joseph M. Chioffi Joseph M. Chioffi Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(a)(5) Certificate of Amendment filed with the Commonwealth of Massachusetts on April 9, 2014.

(a)(6) Certificates of Amendment filed with the Commonwealth of Massachusetts on October 14, 2014.

(d)(3) Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Geneva Capital Management LLC.

(i) Opinion and Consent of Registrant's counsel.

(j) Consent of Independent Registered Public Accounting Firm.

(p)(5) Code of Ethics of Geneva Capital Management LLC.